                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY






              KINROSS GOLD CORPORATION, KINROSS GOLD U.S.A., INC.,
         FAIRBANKS GOLD MINING, INC. AND ROUND MOUNTAIN GOLD CORPORATION
                                  AS BORROWERS

                                       AND


                             THE BANK OF NOVA SCOTIA
                  AS CO-LEAD ARRANGER AND ADMINISTRATIVE AGENT

                                       AND


                                SOCIETE GENERALE
                    AS CO-LEAD ARRANGER AND SYNDICATION AGENT


                                       AND


                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO



                   ------------------------------------------

                                CREDIT AGREEMENT
                   ------------------------------------------



                          DATED AS OF FEBRUARY 1, 2003

                          FASKEN MARTINEAU DUMOULIN LLP
                                TORONTO, ONTARIO

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                                                 TABLE OF CONTENTS
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
ARTICLE 1             INTERPRETATION.............................................................................1
           1.1        DEFINED TERMS..............................................................................1
           1.2        OTHER USAGES..............................................................................31
           1.3        PLURAL AND SINGULAR.......................................................................31
           1.4        HEADINGS..................................................................................31
           1.5        CURRENCY..................................................................................31
           1.6        APPLICABLE LAW............................................................................31
           1.7        TIME OF THE ESSENCE.......................................................................31
           1.8        NON-BANKING DAYS..........................................................................31
           1.9        CONSENTS AND APPROVALS....................................................................32
           1.10       AMOUNT OF CREDIT..........................................................................32
           1.11       SCHEDULES.................................................................................32
           1.12       EXTENSION OF CREDIT.......................................................................32
           1.13       JOINT AND SEVERAL OBLIGATIONS.............................................................32

ARTICLE 2             CREDIT FACILITY...........................................................................33
           2.1        ESTABLISHMENT OF CREDIT FACILITY..........................................................33
           2.2        LENDERS' COMMITMENTS......................................................................33
           2.3        REDUCTION OF CREDIT FACILITY..............................................................33
           2.4        TERMINATION OF CREDIT FACILITY............................................................34

ARTICLE 3             GENERAL PROVISIONS RELATING TO CREDITS....................................................34
           3.1        TYPES OF CREDIT AVAILMENTS................................................................34
           3.2        FUNDING OF LOANS..........................................................................34
           3.3        FAILURE OF LENDER TO FUND LOAN............................................................35
           3.4        FUNDING OF BANKERS' ACCEPTANCES...........................................................36
           3.5        BA RATE LOANS.............................................................................38
           3.6        TIMING OF CREDIT AVAILMENTS...............................................................39
           3.7        INABILITY TO FUND U.S. DOLLAR ADVANCES IN CANADA..........................................39
           3.8        INABILITY TO FUND LIBOR LOAN IN THE UNITED STATES.........................................40
           3.9        TIME AND PLACE OF PAYMENTS................................................................41
           3.10       REMITTANCE OF PAYMENTS....................................................................41
           3.11       EVIDENCE OF INDEBTEDNESS..................................................................42
           3.12       GENERAL PROVISIONS RELATING TO ALL LETTERS................................................42
           3.13       NOTICE PERIODS............................................................................44
           3.14       ADMINISTRATIVE AGENT'S DISCRETION TO ALLOCATE.............................................44

ARTICLE 4             DRAWDOWNS.................................................................................44
           4.1        DRAWDOWN NOTICE...........................................................................44

ARTICLE 5             ROLLOVERS.................................................................................45
           5.1        BANKERS' ACCEPTANCES......................................................................45
           5.2        LIBOR LOANS...............................................................................46
           5.3        ROLLOVER NOTICE...........................................................................46
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
ARTICLE 6             CONVERSIONS...............................................................................46
           6.1        CONVERTING LOAN TO OTHER TYPE OF LOAN.....................................................46
           6.2        CONVERTING LOAN TO BANKERS' ACCEPTANCES...................................................47
           6.3        CONVERTING BANKERS' ACCEPTANCES TO LOAN...................................................47
           6.4        CONVERSION NOTICE.........................................................................47
           6.5        ABSENCE OF NOTICE.........................................................................48
           6.6        CONVERSION BY LENDERS.....................................................................48

ARTICLE 7             INTEREST AND FEES.........................................................................48
           7.1        INTEREST RATES............................................................................48
           7.2        CALCULATION AND PAYMENT OF INTEREST.......................................................49
           7.3        GENERAL INTEREST RULES....................................................................49
           7.4        SELECTION OF INTEREST PERIODS.............................................................50
           7.5        ACCEPTANCE FEES...........................................................................51
           7.6        STANDBY FEE...............................................................................51
           7.7        LETTER FEES...............................................................................51
           7.8        APPLICABLE RATE ADJUSTMENT................................................................52

ARTICLE 8             RESERVE, CAPITAL, INDEMNITY AND TAX PROVISIONS............................................52
           8.1        CONDITIONS OF CREDIT......................................................................52
           8.2        CHANGE OF CIRCUMSTANCES...................................................................52
           8.3        FAILURE TO FUND AS A RESULT OF CHANGE OF CIRCUMSTANCES....................................53
           8.4        INDEMNITY RELATING TO CREDITS.............................................................54
           8.5        INDEMNITY FOR TRANSACTIONAL AND ENVIRONMENTAL LIABILITY...................................55
           8.6        PAYMENTS FREE AND CLEAR OF TAXES..........................................................56

ARTICLE 9             REPAYMENTS AND PREPAYMENTS................................................................57
           9.1        REPAYMENTS................................................................................57
           9.2        EXTENSION OF MATURITY DATE................................................................57
           9.3        VOLUNTARY PREPAYMENTS UNDER CREDIT FACILITY...............................................58
           9.4        PREPAYMENT NOTICE.........................................................................58
           9.5        REIMBURSEMENT OR CONVERSION ON PRESENTATION OF LETTERS....................................58
           9.6        LETTERS SUBJECT TO AN ORDER...............................................................59
           9.7        CURRENCY OF REPAYMENT.....................................................................59
           9.8        REPAYMENTS OF CREDIT EXCESS...............................................................59

ARTICLE 10            REPRESENTATIONS AND WARRANTIES............................................................59
           10.1       REPRESENTATIONS AND WARRANTIES............................................................59
           10.2       SURVIVAL OF REPRESENTATIONS AND WARRANTIES................................................71

ARTICLE 11            COVENANTS.................................................................................71
           11.1       AFFIRMATIVE COVENANTS.....................................................................71
           11.2       RESTRICTIVE COVENANTS.....................................................................79
           11.3       PERFORMANCE OF COVENANTS BY ADMINISTRATIVE AGENT..........................................83
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
ARTICLE 12            CONDITIONS PRECEDENT TO OBTAINING CREDIT..................................................83
           12.1       CONDITIONS PRECEDENT TO ALL CREDIT........................................................83
           12.2       CONDITIONS PRECEDENT TO INITIAL DRAWDOWN..................................................84
           12.3       WAIVER....................................................................................86
           12.4       IMPORT OF EXISTING LETTERS................................................................87

ARTICLE 13            DEFAULT AND REMEDIES......................................................................87
           13.1       EVENTS OF DEFAULT.........................................................................87
           13.2       REFUND OF OVERPAYMENTS....................................................................90
           13.3       REMEDIES CUMULATIVE.......................................................................90
           13.4       SET-OFF...................................................................................91

ARTICLE 14            THE ADMINISTRATIVE AGENT..................................................................91
           14.1       APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.....................................91
           14.2       INTEREST HOLDERS..........................................................................91
           14.3       CONSULTATION WITH COUNSEL.................................................................92
           14.4       DOCUMENTS.................................................................................92
           14.5       ADMINISTRATIVE AGENT AS LENDER............................................................92
           14.6       RESPONSIBILITY OF ADMINISTRATIVE AGENT....................................................92
           14.7       ACTION BY ADMINISTRATIVE AGENT............................................................92
           14.8       NOTICE OF EVENTS OF DEFAULT...............................................................93
           14.9       RESPONSIBILITY DISCLAIMED.................................................................93
           14.10      INDEMNIFICATION...........................................................................94
           14.11      CREDIT DECISION...........................................................................94
           14.12      SUCCESSOR ADMINISTRATIVE AGENT............................................................94
           14.13      DELEGATION BY ADMINISTRATIVE AGENT........................................................95
           14.14      WAIVERS AND AMENDMENTS....................................................................95
           14.15      DETERMINATION BY ADMINISTRATIVE AGENT CONCLUSIVE AND BINDING..............................96
           14.16      ADJUSTMENTS AMONG LENDERS AFTER ACCELERATION..............................................96
           14.17      REDISTRIBUTION OF PAYMENT.................................................................97
           14.18      DISTRIBUTION OF NOTICES...................................................................97
           14.19      DETERMINATION OF EXPOSURES................................................................97
           14.20      DECISION TO ENFORCE SECURITY..............................................................98
           14.21      ENFORCEMENT...............................................................................98
           14.22      APPLICATION OF CASH PROCEEDS OF REALIZATION...............................................99
           14.23      SECURITY DOCUMENTS........................................................................99
           14.24      [INTENTIONALLY DELETED]..................................................................100
           14.25      SURVIVAL.................................................................................100
           14.26      DISCHARGE OF SECURITY....................................................................100

ARTICLE 15            MISCELLANEOUS............................................................................100
           15.1       NOTICES..................................................................................100
           15.2       SEVERABILITY.............................................................................100
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
           15.3       COUNTERPARTS.............................................................................101
           15.4       SUCCESSORS AND ASSIGNS...................................................................101
           15.5       ASSIGNMENT...............................................................................101
           15.6       ENTIRE AGREEMENT.........................................................................102
           15.7       FURTHER ASSURANCES.......................................................................102
           15.8       JUDGMENT CURRENCY........................................................................103
           15.9       NOTICE OF REMEDIES.......................................................................104
           15.10      WAIVERS OF JURY TRIAL....................................................................104



SCHEDULE A            LENDERS AND INDIVIDUAL COMMITMENTS.......................................................108


SCHEDULE B            COMPLIANCE CERTIFICATE...................................................................109


SCHEDULE C            FORM OF ASSIGNMENT.......................................................................116


SCHEDULE D            PRINCIPAL PLACE OF BUSINESS..............................................................119


SCHEDULE E            FORM OF DRAWDOWN NOTICE..................................................................122


SCHEDULE F            FORM OF ROLLOVER NOTICE..................................................................124


SCHEDULE G            FORM OF CONVERSION NOTICE................................................................126


SCHEDULE H            CORPORATE STRUCTURE......................................................................128


SCHEDULE I            REIMBURSEMENT INSTRUMENT.................................................................129


SCHEDULE J            APPLICABLE RATES.........................................................................130


SCHEDULE K            SECURITY DOCUMENTS.......................................................................131


SCHEDULE L            EXISTING LETTERS AND TEMPORARY LETTERS...................................................132


SCHEDULE M            BORROWER INSTRUMENT OF ADHESION..........................................................134


SCHEDULE N            LOCATION OF TANGIBLE PERSONAL PROPERTY...................................................136
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
SCHEDULE O            FORT KNOX DEPOSIT LEGAL DESCRIPTIONS.....................................................140


SCHEDULE P            RYAN LODE DEPOSIT LEGAL DESCRIPTIONS.....................................................141


SCHEDULE Q            TRUE NORTH DEPOSIT LEGAL DESCRIPTIONS....................................................142


SCHEDULE R            NON-CORE ASSETS..........................................................................143


SCHEDULE S            MATERIAL CONTRACTS.......................................................................144


SCHEDULE T            EXISTING MARGINED AGREEMENTS.............................................................149
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

       CREDIT AGREEMENT dated as of February 1, 2003 among Kinross Gold Corporation, a corporation incorporated under the laws of the Province of Ontario ("Kinross Canada"), Kinross Gold U.S.A., Inc., a corporation incorporated under the laws of the State of Nevada ("Kinross U.S.A."), Fairbanks Gold Mining, Inc., a corporation incorporated under the laws of the State of Delaware ("Fairbanks U.S.") and Round Mountain Gold Corporation, a corporation incorporated under the laws of the State of Delaware ("Round Mountain") (collectively, the "Initial Borrowers"), the lending institutions from time to time parties hereto as Lenders (each a "Lender" and, collectively, the "Lenders"), The Bank of Nova Scotia and Societe Generale, as Co-Lead Arrangers, The Bank of Nova Scotia, as Administrative Agent, and Societe Generale, as Syndication Agent.

       WHEREAS the Initial Borrowers have requested the Lenders to establish a certain credit facility to repay in full outstanding borrowings and to replace or assume existing letters of credit under the Existing Credit Agreement and otherwise to finance working capital requirements and for general operating purposes;

       AND WHEREAS the Lenders are willing to provide such credit facility to the Initial Borrowers for the aforesaid purposes upon the terms and conditions contained herein;

       NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1    DEFINED TERMS

       The following defined terms shall for all purposes of this agreement, or any amendment, substitution, supplement, replacement or addition hereto, have the following respective meanings unless the context otherwise specifies or requires or unless otherwise defined herein:

       "ADDITIONAL BORROWER" means an Additional Canadian Borrower or an Additional U.S. Borrower.

       "ADDITIONAL CANADIAN BORROWER" means any direct or indirect wholly-owned Subsidiary of Kinross Canada which (i) is incorporated, continued, amalgamated or otherwise created in accordance with and continues to be governed by the laws of Canada or any province thereof, (ii) is domiciled in Canada and (iii) has become a Borrower hereunder pursuant to Section 11.1(bb).

       "ADDITIONAL GUARANTOR" means any direct or indirect Subsidiary of Kinross Canada (other than the Borrowers and the Non-Guaranteeing Subsidiaries) which has become a Guarantor pursuant to Section 11.1(aa).

       "ADDITIONAL U.S. BORROWER" means any direct or indirect wholly-owned Subsidiary of Kinross Canada which (i) is incorporated, continued, organized or otherwise created in accordance with and continues to be governed by the laws of a state of the United States, (ii) is domiciled in the United States and (iii) has become a Borrower hereunder pursuant to Section 11.1(bb).

       "ADMINISTRATIVE AGENT" means The Bank of Nova Scotia, in its capacity as administrative agent of the Lenders, and any successor thereto pursuant to Section 14.12.

       "AFFILIATE" means an affiliated body corporate and, for the purposes of this agreement, (i) one body corporate is affiliated with another body corporate if one such body corporate is the Subsidiary of the other or both are Subsidiaries of the same body corporate or each of them is Controlled by the same Person and (ii) if two bodies corporate are affiliated with the same body corporate at the same time, they are deemed to be affiliated with each other; for greater certainty for the purposes of this definition, "body corporate" shall include a Canadian chartered bank.

       "ALTERNATE BASE RATE CANADA" means, at any particular time, the variable rate of interest per annum, calculated on the basis of a 360-day year, which is equal to the greater of (a) the Base Rate Canada at such time and (b) the aggregate of (i) the Federal Funds Effective Rate at such time and (ii) 1/2 of 1% per annum.

       "ALTERNATE BASE RATE NEW YORK" means, at any particular time, the variable rate of interest per annum, calculated on the basis of a 360-day year, which is equal to the greater of (a) the Base Rate New York at such time and (b) the aggregate of (i) the Federal Funds Effective Rate at such time and (ii) 1/2 of 1% per annum.

       "APPLICABLE RATE" means, for a particular Fiscal Quarter, the rate per annum used to determine the interest rate on various types of Loans, the rate used to calculate acceptance fees pursuant to Section 7.5, the rate used to calculate standby fees pursuant to Section 7.6 or the rate used to calculate Letter issuance fees pursuant to Section 7.7 by reference to the range in which the Leverage Ratio for the second immediately preceding Fiscal Quarter falls as set forth in Schedule J hereto, provided that (i) changes in the Applicable Rate shall be effective as set forth in Section 7.8, (ii) changes in the Applicable Rate shall apply, as at the effective dates of such changes, to Bankers' Acceptances, BA Rate Loans, LIBOR Loans and Letters outstanding on such dates, but only for those portions of applicable terms or Interest Periods, as the case may be, falling within those times during which the changes in the Applicable Rate are effective, as provided above. Up to and including the Fiscal Quarter ending September 30, 2003, the Applicable Rate indicated for Level 4 in Schedule J hereto shall apply. The Applicable Rate for the Fiscal Quarter commencing October 1, 2003 shall be determined based upon the Leverage Ratio using the Net Indebtedness as at June 30, 2003 and Rolling OCF for the Fiscal Quarter ending June 30, 2003. The Applicable Rate for each subsequent Fiscal Quarter shall be determined based upon the Leverage Ratio using Net Indebtedness and Rolling OCF having a similar one Fiscal Quarter lag.

       "AVAILABLE CREDIT" means, at any particular time, the amount, if any, by which the amount of the Credit Facility at such time (without giving effect to any temporary reduction in the availability of credit thereunder which is referred to in Section 3.1) exceeds the amount of credit outstanding under the Credit Facility at such time.

       "BA DISCOUNTED PROCEEDS" means, in respect of any Bankers' Acceptances to be accepted by a Canadian Lender on any day, an amount (rounded to the nearest whole cent and with one-half of one cent being rounded up) calculated on such day by multiplying:

       (a)    the aggregate face amount of such Bankers' Acceptances; by

       (b) the amount determined by dividing one by the sum of one plus the product of:

              (i) the BA Rate which is applicable to such Bankers' Acceptance (expressed as a decimal); and

              (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptances and the denominator of which is 365;

              with the amount as so determined being rounded up or down to the fifth decimal place and .000005 being rounded up.

       "BA PROCEEDS" means, with respect to a particular Bankers' Acceptance, the BA Discounted Proceeds with respect thereto less the aggregate amount of the acceptance fees in respect of such Bankers' Acceptance calculated in accordance with Section 7.5.

       "BA RATE" means:

       (a) with respect to an issue of Bankers' Acceptances with the same maturity date to be accepted by a Schedule I Lender hereunder, the discount rate per annum, calculated on the basis of a year of 365 days, (i) equal to, as determined by the Administrative Agent, the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the discount rates that appear on the Reuters Screen CDOR Page at or about 10:00 a.m. (Toronto time) on the date of issue and acceptance of such Bankers' Acceptances, for bankers' acceptances having a comparable face value and an identical maturity date to the face value and maturity date of such issue of Bankers' Acceptances or (ii) if such Page does not appear, the discount rate per annum, calculated on the basis of a year of 365 days, determined by the Administrative Agent as being the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the discount rates of the
              Schedule I Reference Lenders determined in accordance with their normal practices at or about 10:00 a.m. (Toronto time) on the date of issue and acceptance of such Bankers' Acceptances, for bankers' acceptances having a comparable face value and an identical maturity date to the face value and maturity date of such issue of Bankers' Acceptances; and

       (b) with respect to an issue of Bankers' Acceptances with the same maturity date to be accepted by a Schedule II Lender or a Schedule III Lender hereunder, the lesser of (i) the discount rate per annum, calculated on the basis of a year of 365 days, determined by the Administrative Agent as being the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the discount rates of the Schedule II and III Reference Lenders determined in accordance with their normal practices at or about 10:00 a.m. (Toronto time) on the date of issue and acceptance of such Bankers' Acceptances, for bankers' acceptances having a comparable face value and an identical maturity date to the face value and maturity date of such issue of Bankers' Acceptances and (ii) the BA Rate with respect to an issue of Bankers' Acceptances with the same maturity date to be accepted by a Schedule I Lender hereunder plus 0.1% per annum.

       "BA RATE LOAN" shall have the meaning ascribed thereto in Section 3.5.

       "BANKERS' ACCEPTANCE" means a bill of exchange subject to the BILLS OF EXCHANGE ACT (Canada) or a depository bill subject to the DEPOSITORY BILLS AND NOTES ACT (Canada) (a) drawn by a Canadian Borrower and accepted by a Canadian Lender, (b) denominated in Canadian dollars, (c) having a term to maturity of 30 to 180 days (subject to availability and the right of the Administrative Agent, in its discretion, to restrict the term or maturity dates applicable to Bankers' Acceptances), (d) issued and payable only in Canada and (e) having a face amount of not less than Cdn. $1,000,000 or an integral multiple of Cdn. $1,000 in excess thereof.

       "BANKING DAY" means any day, other than Saturday and Sunday, on which banks generally are open for business in Montreal, Quebec, Toronto, Ontario, New York, New York, and Atlanta, Georgia and when used in respect of LIBOR Loans, means any day other than a Saturday or Sunday on which banks generally are open for business in Montreal, Quebec, Toronto, Ontario, Atlanta, Georgia, New York, New York, and London, England and on which transactions can be carried on in the London interbank market.

       "BASE RATE CANADA" means the variable rate of interest per annum determined by the Administrative Agent from time to time as its base rate for United States dollar loans made by the Administrative Agent in Canada from time to time, being a variable per annum reference rate of interest adjusted automatically upon change by the Administrative Agent, calculated on the basis of a year of 365 or 366 days, as the case may be.

       "BASE RATE CANADA LOAN" means monies lent by the Canadian Lenders to a Canadian Borrower hereunder in United States dollars and upon which interest accrues at a rate referable to the Alternate Base Rate Canada.

       "BASE RATE NEW YORK" means the variable rate of interest per annum determined by the Administrative Agent from time to time as its base rate for United States dollar loans made by the Administrative Agent in the United States from time to time, being a variable per annum reference rate of interest adjusted automatically upon change by the Administrative Agent, calculated on the basis of a year of 360 days.

       "BASE RATE NEW YORK LOAN" means monies lent by the U.S. Lenders to a U.S. Borrower and upon which interest accrues at a rate referable to the Alternate Base Rate New York.

       "BORROWER GUARANTEES" means the one or more guarantees to be entered into by the Borrowers in favour of the Administrative Agent, in form and substance satisfactory to the Co-Lead Arrangers and as the same may be amended, modified, supplemented or replaced from time to time, and pursuant to which each Borrower shall guarantee all of the Secured Obligations of each other Borrower to the extent they relate to the Secured Risk Management Agreements of such other Borrowers.

       "BORROWER INSTRUMENT OF ADHESION" means an instrument in the form set forth in Schedule M to be entered into by an Additional Borrower.

       "BORROWERS" means the Canadian Borrowers and the U.S. Borrowers and "BORROWER" means any of the Borrowers.

       "BRANCH OF ACCOUNT" means the Canadian Branch of Account in the case of a Canadian Borrower or the U.S. Branch of Account in the case of a U.S. Borrower.

       "CANADIAN BORROWERS" means Kinross Canada and each Additional Canadian Borrower and "CANADIAN BORROWER" means any of the Canadian Borrowers.

       "CANADIAN BRANCH OF ACCOUNT" means the Toronto main branch of the Administrative Agent located at Scotia Plaza, 44 King Street West, Toronto, Ontario, or such other branch of the Administrative Agent located in Canada as Kinross Canada and the Administrative Agent may agree upon.

       "CANADIAN DOLLAR EQUIVALENT" means the relevant Exchange Equivalent in Canadian dollars of any amount of United States dollars.

       "CANADIAN LENDERS" means the financial institutions set out and described as such in Schedule A as amended from time to time, each of which is resident in Canada for the purposes of the INCOME TAX ACT (Canada).

       "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases, but excluding any amount representing capitalized interest) by Kinross Canada on a consolidated basis during such period that, in conformity with generally accepted accounting principles, are or are required to be included as additions during such period to tangible fixed assets and other capital expenditures reflected in the consolidated cash flow statement of Kinross Canada, provided that the term "CAPITAL EXPENDITURES" shall not include (a) expenditures made in connection with the replacement, substitution or restoration of assets (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored or (ii) to the extent funded with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent of the credit granted by the seller of such equipment for the equipment being traded in at such time, (c) the purchase price of tangible fixed assets and other capital expenditures made within 60 days of the sale of any asset to the extent purchased with the proceeds of such sale, (d) expenditures that constitute any part of rental expenses under operating leases for real or personal property or
       (e) any capital expenditures of any Greek, Russian and Zimbabwian Subsidiaries to the extent funded from cash flow from the operations of the Greek, Russian and Zimbabwian Subsidiaries.

       "CAPITAL LEASE", as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with generally accepted accounting principles, is, or is required to be, accounted for as a finance lease obligation on the balance sheet of that Person.

       "CASH EQUIVALENTS" means (i) United States dollars, (ii) Canadian dollars, (iii) securities issued or directly and fully guaranteed or insured by the United States or Canadian government or any agency or instrumentality thereof with maturities of 12 months or less from the date of acquisition, (iv) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank incorporated in the United States or Canada having capital and surplus in excess of $500,000,000, (v) repurchase obligations for underlying securities of the types described in clauses (iii) and (iv) entered into with any financial institution meeting the qualifications specified in clause (iv) above, (vi) commercial paper rated A-1 or the equivalent thereof by Moody's or S&P and in each case maturing within one year after the date of acquisition, (vii) investment funds investing at least 95% of their assets in securities of the types described in clauses
       (i) to (vi) above and (viii) readily marketable direct obligations issued by any state of the United States or province of Canada or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's, S&P or Dominion Bond Rating Service with maturities of 24 months or less from the date of acquisition.

       "CASH PROCEEDS OF REALIZATION" means the aggregate of (i) all Proceeds of Realization in the form of cash and (ii) all cash proceeds of the sale or disposition of non-cash Proceeds of Realization, in each case expressed in U.S. dollars.

       "CAYMAN PI" means Cayman Participacoes Inc., a corporation incorporated under the laws of the Cayman Islands.

       "CERCLA" means the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT of 1980 of the United States, as amended by the SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT and as further amended from time to time, and any successor statute and including all regulations issued under all such statutes.

       "CODE" means the INTERNAL REVENUE CODE of 1986 of the United States, as amended from time to time, and any successor statute and including all regulations issued under all such statutes.

       "CO-LEAD ARRANGERS" means The Bank of Nova Scotia and Societe Generale, in their capacity as co-lead arrangers of the Credit Facility.

       "COMEX" means the New York Mercantile Exchange.

       "COMBINATION" means the combination involving Kinross Canada, TVX Gold and EB Mines on the basis set forth in the Management Information Circular.

       "COMPANIES" means, without duplication, the Obligors and the Material Subsidiaries.

       "CONTAMINANT" means any contaminant, as defined by the EPA.

       "CONTROL" means, with respect to control of a body corporate by a Person, the holding (other than by way of security only) by or for the benefit of that Person, or Affiliates of that Person of securities of such body corporate or the right to vote or direct the voting of securities of such body corporate to which, in the aggregate, are attached more than 50% of the votes that may be cast to elect directors of the body corporate, provided that the votes attached to those securities are sufficient, if exercised, to elect a majority of the directors of the body corporate, and "CONTROLLED" shall have a similar meaning.

       "CONVERSION NOTICE" shall have the meaning ascribed thereto in Section
       6.4.

       "CREDIT DOCUMENTS" means this agreement, the Guarantees, the Borrower Guarantees, the Security Documents, the Environmental Indemnity Agreement, the Fee Letters, each Borrower Instrument of Adhesion and all instruments and agreements executed and delivered by the Obligors in favour of the Finance Parties from time to time in connection with this agreement or any other Credit Document, but specifically excluding Secured Risk Management Agreements.

       "CREDIT EXCESS" means, as at a particular date, the amount, if any, by which the aggregate amount of credit outstanding under the Credit Facility as at the close of business on such date exceeds the Total Commitment Amount as at the close of business on such date.

       "CREDIT FACILITY" means the revolving credit facility established by the Lenders in favour of the Borrowers pursuant to Section 2.1.

       "DEFAULT" means any event which is or which, with the passage of time, the giving of notice or both, would be an Event of Default.

       "DESIGNATED ACCOUNT" means, with respect to transactions in a particular currency for a particular Borrower, the account of such Borrower maintained by the Administrative Agent at the relevant Branch of Account for the purposes of transactions in such currency under this agreement.

       "DISTRIBUTION" means:

       (a) the declaration, payment or setting aside for payment of any dividend or other distribution on or in respect of any shares in the capital of a Company, other than a dividend declared, paid or set aside for payment by Kinross Canada which is payable in shares of Kinross Canada;

       (b) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any shares in the capital of a Company or any securities, instruments or contractual rights capable of being converted into, exchanged or exercised for shares in the capital of a Company, including, without limitation, options, warrants, conversion or exchange privileges and similar rights; and

       (c) the payment of interest or the repayment of principal with respect to any Indebtedness of a Company which is subordinated to the Secured Obligations.

       "$" denotes Canadian dollars or U.S. dollars as the context may permit.

       "DOMESTIC CASH" means cash (in the form of Canadian dollars or United States dollars) and Cash Equivalents which are located in Canada, the United States or the Cayman Islands, are owned by an Obligor and are Investment Account Collateral, provided that Domestic Cash located in the Cayman Islands must be on deposit with a financial institution acceptable to the Administrative Agent, acting reasonably.

       "DOMESTIC CASH BALANCE" means, at any particular time, the aggregate amount of all Domestic Cash at such time.

       "DRAFT" means any draft, bill of exchange, receipt, acceptance, demand or other request for payment drawn or issued under or in respect of a Letter.

       "DRAWDOWN NOTICE" shall have the meaning ascribed thereto in Section 4.1.

       "EB INC." means Echo Bay Inc., a corporation incorporated under the laws of the State of Delaware.

       "EB MINES" means Echo Bay Mines Ltd., a corporation incorporated under the laws of Canada.

       "ENVIRONMENTAL INDEMNITY AGREEMENT" means the indemnity agreement to be entered into by the Borrowers and Melba Creek in favour of the Administrative Agent for the benefit of the Finance Parties, in form and substance satisfactory to the Administrative Agent and as the same may be amended, modified, supplemented or replaced from time to time.

       "ENVIRONMENTAL LAWS" means all applicable federal, state, provincial or local statutes, laws, ordinances, codes, rules, regulations, decrees and orders regulating, relating to or imposing liability or standards of conduct concerning public health or protection of the environment (including, without limitation, CERCLA, EPA and the SURFACE MINING CONTROL AND RECLAMATION ACT of 1977, as amended).

       "EPA" means the ENVIRONMENTAL PROTECTION ACT (Ontario), as amended from time to time, and any successor statute.

       "EQUITY" means, at any particular time, the amount which would, in accordance with generally accepted accounting principles, be classified on the consolidated balance sheet of Kinross Canada at such time as shareholders' equity of Kinross Canada.

       "ERISA" means the EMPLOYEE RETIREMENT INCOME SECURITY ACT of 1974 of the United States, as amended from time to time, and any successor statute and including all regulations issued under all such statutes.

       "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) that is a member of a group of which any Borrower is a member and which group is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001 of ERISA.

       "ERISA COMPANIES" means the Borrowers and the ERISA Affiliates and "ERISA COMPANY" means any of the ERISA Companies.

       "EVENT OF DEFAULT" means any one of the events set forth in Section 13.1.

       "EXCHANGE EQUIVALENT" means, (A) for the purposes of Sections 3.7(c) or 3.7(d), 6.1, 6.2 and 6.3, as of any particular time on any date, with reference to any amount (the "original amount") expressed in a particular currency (the "original currency"), the amount expressed in another currency which would be required to buy the original amount of the original currency using the quoted spot rates at which the principal office in Toronto of the Administrative Agent offers to provide such other currency in exchange for such original currency at such time on such date; or (B) otherwise for the purposes of this agreement, as of any particular date, with reference to any amount (the "original amount") expressed in a particular currency (the "original currency"), the amount expressed in another currency which would be required to buy the original amount of the original currency using the quoted spot rates at which the principal office in Toronto of the Administrative Agent offers to provide such other currency in exchange for such original currency at 12:00 noon (Toronto time) on such date.

       "EXISTING CREDIT AGREEMENT" means the credit agreement made as of March 8, 2000 between Kinross Canada, Kinross U.S.A. and Fairbanks U.S., as borrowers, the lenders named therein and The Bank of Nova Scotia, as administrative agent, as amended from time to time.

       "EXISTING LETTERS" means the letters of credit set out and identified as such in Schedule L hereto.

       "EXISTING MARGINED AGREEMENTS" shall have the meaning ascribed thereto in
       Section 11.2(g).

       "EXPLORATION EXPENDITURES" means, for any period, the aggregate of all exploration expenditures by Kinross Canada on a consolidated basis for such period that, in conformity with generally accepted accounting principles, are or are required to be reflected as such in the consolidated cash flow statement of Kinross Canada for such period. Notwithstanding the foregoing, "Exploration Expenditures" shall not include any exploration expenditures by any Greek, Russian and Zimbabwian Subsidiaries to the extent funded from cash flow from the operations of the Greek, Russian and Zimbabwian Subsidiaries.

       "EXPOSURE" means, with respect to a particular Finance Party at a particular time, the amount of the Secured Obligations owing to such Finance Party at such time, determined by such Finance Party in good faith in accordance with Section 14.19.

       "FEDERAL FUNDS EFFECTIVE RATE" means, for any particular day, the variable rate of interest per annum, calculated on the basis of a year of 360 days and for the actual number of days elapsed, equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York or, for any Banking Day on which such rate is not so published by the Federal Reserve Bank of New York, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

       "FEE LETTERS" means the fee letter dated December 2, 2002 between the Co-Lead Arrangers, Kinross Canada, Kinross U.S.A. and Fairbanks U.S. and the agency fee letter dated December 2, 2002 between the Administrative Agent, Kinross Canada, Kinross U.S.A. and Fairbanks U.S., in each case as the same may be amended, modified, supplemented or replaced from time to time.

       "FINANCE DOCUMENTS" means the Credit Documents and the Secured Risk Management Agreements.

       "FINANCE PARTIES" means the Administrative Agent, the Lenders and the Qualified Risk Management Lenders.

       "FISCAL QUARTER" means any of the three-month periods ending on the last day of March, June, September and December in each Fiscal Year.

       "FISCAL YEAR" means the twelve-month period ending on the last day of December in each year.

       "FORT KNOX DEPOSIT" means the real property owned by Fairbanks U.S. and Melba Creek and described as such in Schedule O hereto, together with all buildings and structures therein and appurtenances thereto.

       "FORT KNOX MINE" means the gold mine located in central Alaska, 22 miles north of Fairbanks and, for certainty, includes the Fort Knox Deposit, True North Deposit and Ryan Lode Deposit.

       "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System of the United States or any successor thereto.

       "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles in effect in Canada from time to time consistently applied, as recommended by the Handbook of the Canadian Institute of Chartered Accountants.

       "GLOBAL PRO RATA SHARE" means, at any particular time with respect to a particular Lender, the ratio of the Individual Commitment of such Lender at such time to the Total Commitment Amount at such time.

       "GOLD EQUIVALENT" means the gold ounces plus the gold equivalent of silver ounces, with silver ounces converted to gold ounces based upon the 30 day trailing average spot gold and silver prices.

       "GREEK, RUSSIAN AND ZIMBABWIAN SUBSIDIARIES" means (i) TVX Hellas A.E., Kinam Magadan Gold Corporation and Kinross Holdings Zimbabwe Limited (the "ORIGINAL GREEK, RUSSIAN AND ZIMBABWEAN SUBSIDIARIES"); and (ii) the existing and any future Subsidiaries of any of the Original Greek, Russian and Zimbabwean Subsidiaries.

       "GUARANTEES" means the one or more guarantees to be entered into by the Guarantors in favour of the Administrative Agent for the benefit of the Finance

       Parties, each in form and substance satisfactory to the Administrative Agent, and pursuant to which each Guarantor shall guarantee all of the Secured Obligations of one or more of the Borrowers, as the same may be amended, modified, supplemented or replaced from time to time.

       "GUARANTEE OBLIGATION" of any Person (the "guaranteeing person") means any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Kinross Canada in good faith.

       "GUARANTORS" means Kinam Canada, Kinam Gold, Melba Creek, EB Mines, EB Inc., TVX Gold, TVX Cayman, Newinco, TVX Newmont, TVX Newmont Holdings, Normandy Cayman, Miicre, Macaines, IGM, Cayman PI and each Additional Guarantor and "GUARANTOR" means any of the Guarantors.

       "HAZARDOUS MATERIALS" means:

       (a)    any "hazardous substance", as defined by CERCLA;

       (b) any "hazardous waste", as defined by the RESOURCE CONSERVATION AND RECOVERY ACT of the United States, as amended from time to time, or any successor statute;

       (c) any petroleum product, asbestos, polychlorinated biphenyl (PCB), natural gas, natural gas liquids, liquified natural gas or synthetic gas usable for fuel;

       (d) any material defined as "hazardous waste" pursuant to 40 Code of Federal Regulations Part 261 or any "hazardous chemical" as defined pursuant to 29 Code of Federal Regulations Part 1910; or

       (e) any pollutant or contaminant or hazardous or toxic chemical, material or substance within the meaning of any applicable federal, state, provincial or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous or toxic waste, substance or material or concerning the environment or public health, all as in effect on the applicable date.

       "HEDGING AGREEMENT" means any Risk Management Agreement which constitutes any gold, silver or commodity hedging transaction, spot or forward foreign exchange transaction, interest rate swap transaction, currency swap transaction, forward rate transaction, rate cap transaction, rate floor transaction, rate collar transaction, and any other exchange or rate protection transaction, any combination of such transactions or any option with respect to any such transaction entered into by any Borrower.

       "IGM" means International Gold Mining, a corporation incorporated under the laws of the Cayman Islands.

       "INDEBTEDNESS" of any Person means, without duplication, (i) indebtedness of such Person for borrowed money or for the deferred purchase price of property and services, other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices,
       (ii) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (iii) obligations of such Person under any Capital Lease (iv) contingent obligations of such Person in respect of any letter of credit, bank guarantee or surety bond, (v) to the extent accelerated, obligations of any Person under any gold, silver or commodity hedging transaction, spot or forward foreign exchange transaction, interest rate swap transaction, currency swap transaction, forward rate transaction, rate cap transaction, rate floor transaction, rate collar transaction, any other exchange or rate protection, any combination of such transactions or any option with respect to any such transaction, and (vi) the contingent obligations of such Person under any guarantee or other agreement assuring payment of any obligations of any Person of the type described in the foregoing clauses (i) to (v).

       "INDEPENDENT ENGINEERS" means AMEC Mining & Metal Consultants, Roscoe Postle Associates Inc. and SENES Consultants Limited.

       "INDIVIDUAL COMMITMENT" means, with respect to a particular Lender, the amount set forth in Schedule A attached hereto, as reduced or amended from time to time pursuant to Sections 2.3, 8.3 and 15.5 as the individual commitment of such Lender with respect to the Credit Facility or as adjusted pursuant to Section 3.10, provided that, upon the termination of the Credit Facility pursuant to Section 2.4, the Individual Commitment of each Lender with respect to the Credit Facility shall thereafter be equal to the Individual Commitment of such Lender under the Credit Facility immediately prior to the termination of the Credit Facility.

       "INDUSTRIAL REVENUE BONDS" means the revenue bonds in the initial amount of U.S.$71,000,000 issued by Alaska Industrial Development and Export Authority at the request of Fairbanks U.S.

       "INTEREST COVERAGE RATIO" means, for any Fiscal Quarter, the ratio of (i) Rolling OCF for such Fiscal Quarter to (ii) Rolling Interest Expenses for such Fiscal Quarter.

       "INTEREST EXPENSES" means, for any particular period, the amount which would, in accordance with generally accepted accounting principles, be classified on the consolidated income statement of Kinross Canada for such period as gross interest expenses (including, for greater certainty, issuance fees with respect to letters of credit and stamping fees with respect to bankers' acceptances).

       "INTEREST PERIOD" means, in the case of any LIBOR Loan, the applicable period for which interest on such LIBOR Loan shall be calculated pursuant to Article 7.

       "INVESTMENT" shall mean any advance, loan, extension of credit or capital contribution to, purchase of Shares, bonds, notes, debentures or other securities of, purchase of assets or business unit of, or any other investment made in, any Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity, or distributions or dividends paid, thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair value of such property at the time of such Investment, as determined in good faith by Kinross Canada.

       "INVESTMENT ACCOUNT" means, with respect to a particular Obligor, any bank account or investment account now or hereafter maintained by such Obligor with the Administrative Agent or any other financial institution and provided that:

       (a) such Obligor has pledged with the Administrative Agent and granted to the Administrative Agent a security interest in all of its Investment Account Collateral pursuant to a pledge agreement, in form and substance satisfactory to all of the Lenders, as continuing collateral security for the Secured Obligations of such Obligor; and

       (b) if such account is maintained with a financial institution other than the Administrative Agent, such Obligor shall have provided to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, an instrument of such financial institution (i) acknowledging that a security interest in the Investment Account Collateral has been granted to the Administrative Agent and confirming that no such security interest has been granted to such financial institution, (ii) agreeing not to exercise any right of set off against such account, (iii) agreeing to provide the Administrative Agent, upon request, with information as to the amount on deposit in such accounts and any investments thereof, (iv) agreeing not to permit withdrawals from such account if so notified by the Administrative Agent and (v) agreeing to deliver up the Investment Account Collateral to the Administrative Agent upon notice from the Administrative Agent that the security therein is enforceable.

       "INVESTMENT ACCOUNT COLLATERAL" means, with respect to a particular Obligor, all cash (in the form of Canadian dollars or United States dollars) and Permitted Portfolio Investments on deposit from time to time in all Investment Accounts of such Obligor.

       "IRB LOAN AGREEMENTS" means the loan agreements dated as of May 1, 1997 between Fairbanks U.S. and the Alaska Industrial Development and Export Authority and pursuant to which the Alaska Industrial Development and Export Authority advanced monies to Fairbanks U.S. to finance the cost of acquisition, purchase, construction, improvement and equipping of the Project (as defined therein).

       "ISSUING LENDER" means The Bank of Nova Scotia or any other Lender selected by the Administrative Agent and acceptable to the Borrowers who assumes in writing the obligation of issuing Letters under the Credit Facility on behalf of the Lenders.

       "JV ACQUISITION" means the purchase by TVX Gold and a subsidiary of TVX Gold of the indirect interest of Newmont Mining Corporation in the TVX NA Joint Venture on the basis described in the Management Information Circular.

       "KINAM CANADA" means Kinam (B.C.) Ltd., a corporation incorporated under the laws of the Province of British Columbia.

       "KINAM GOLD" means Kinam Gold Inc., a corporation incorporated under the laws of the State of Nevada.

       "KINAM REFUGIO" means Kinam Refugio Inc., a corporation incorporated under the laws of the State of Delaware.

       "LENDERS" means, collectively, the Canadian Lenders and the U.S. Lenders and "LENDER" shall mean any U.S. Lender or any financial institution which, together with its Affiliate or its separately domiciled branch, agency or lending office, constitutes a Canadian Lender and a U.S. Lender, and, after the Termination Date, "Lender" shall mean each Person that was a Lender immediately prior to the Termination Date but only for so long as such Person is a Qualified Risk Management Lender.

       "LETTERS" means:

       (a) standby letters of credit or letters of guarantee issued by the Issuing Lender (i) at the request, and on the credit, of a Canadian Borrower and (ii) on behalf of such Canadian Borrower and, if applicable, a Subsidiary of such Canadian Borrower, each being denominated in Canadian dollars or United States dollars, having a term of not more than one year, being renewable in the sole discretion of the Issuing Lender, being issued to a named beneficiary acceptable to the Issuing Lender and being otherwise in a form satisfactory to the Issuing Lender; and

       (b) standby letters of credit issued by the Issuing Lender (i) at the request, and on the credit, of a U.S. Borrower and (ii) on behalf of such U.S. Borrower and, if applicable, a Subsidiary of such U.S. Borrower, each being denominated in United States dollars, having a term of not more than one year, being renewable in the sole discretion of the Issuing Lender, being issued to a named beneficiary acceptable to the Issuing Lender and being otherwise in a form satisfactory to the Issuing Lender.

       "LEVERAGE RATIO" means, for any Fiscal Quarter, the ratio of (i) Net Indebtedness at the last day of such Fiscal Quarter to (ii) Rolling OCF for such Fiscal Quarter.

       "LIBOR LOAN" means monies lent by the Canadian Lenders to a Canadian Borrower in United States dollars and upon which interest accrues at a rate referable to LIBOR or monies lent by the U.S. Lenders to a U.S. Borrower in United States dollars and upon which interest accrues at a rate referable to LIBOR (Reserve Adjusted).

       "LIBOR" means the rate of interest per annum, calculated on the basis of a year of 360 days, determined by the Administrative Agent for a particular Interest Period to be the rate of interest per annum that appears as such on the Telerate Screen Page 3750 at 11:00 a.m. (London time) on the second Banking Day prior to the commencement of such Interest Period.

       "LIBOR (RESERVE ADJUSTED)" means, for a particular Interest Period, the rate per annum, calculated on the basis of a year of 360 days, determined pursuant to the following formula (and rounded up to the nearest 1/16 of 1%):

              LIBOR (Reserve Adjusted) =      LIBOR for such Interest Period
                                         ---------------------------------------
                                          1 - LIBOR Reserve Percentage for such
                                              Interest Period

       LIBOR (Reserve Adjusted) for any Interest Period for LIBOR Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two Banking Days before the first day of such Interest Period.

       "LIBOR RESERVE PERCENTAGE" means, for a particular Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

       "LIEN" means any deed of trust, mortgage, charge, hypothec, assignment, pledge, lien, vendor's privilege, vendor's right of reclamation or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by law (statutory or otherwise), that secures the payment of any indebtedness or liability or the observance or performance of any obligation (including any agreement to give any of the foregoing and any filing of or agreement to give any financing statement under the UCC, the PPSA or any similar action under any similar law of any other jurisdiction).

       "LOANS" means Prime Rate Loans, BA Rate Loans, Base Rate Canada Loans, Base Rate New York Loans and LIBOR Loans.

       "MACAINES" means Macaines Mining Properties Ltd., a corporation incorporated under the laws of the Cayman Islands.

       "MAJORITY LENDERS" means, at any particular time up to the termination of the Credit Facility pursuant to Section 2.4, such group of Lenders (and, if there is more than one Lender, at least two Lenders) whose Individual Commitments aggregate at least two-thirds of the Total Commitment Amount at such time and, at any particular time after the termination of the Credit Facility pursuant to Section 2.4 until the Termination Date, such group of Lenders which have, in the aggregate, extended credit which is outstanding hereunder in an amount at least two-thirds of the aggregate amount of credit outstanding hereunder at such time after giving effect to all necessary adjustments pursuant to Section 14.16 and, at any particular time after the Termination Date, such group of Lenders which have aggregate Exposure in an amount at least two-thirds of the aggregate Exposure of all of the Lenders at such time.

       "MANAGEMENT INFORMATION CIRCULAR" means the Management Information Circular dated December 20, 2002 and any supplement thereto accompanying the notice of special meeting of the shareholders of each of Kinross Canada, TVX Gold and EB Mines.

       "MANTOS" means Compania Minera Mantos de Oro, a corporation incorporated under the laws of Chile.

       "MATERIAL ADVERSE CHANGE" means any change of circumstances or event (or any Lender becoming aware of any facts not previously disclosed or known) which the Majority Lenders determine is reasonably likely to have a Material Adverse Effect.

       "MATERIAL ADVERSE EFFECT" means a material adverse effect (or a series of adverse effects, none of which is material in and of itself but which, cumulatively, result in a material adverse effect) on the business, property, assets, liabilities, conditions (financial or otherwise) or prospects of the Obligors taken as a whole since December 31, 2001, on the ability of any Obligor to perform its material obligations under any Finance Document or on the ability of any Finance Party to enforce any of such obligations. The Lenders acknowledge and agree that, provided and so long as the obligations of the Greek, Russian and Zimbabwian Subsidiaries are non-recourse to the Companies, no event or circumstance affecting any of the Greek, Russian or Zimbabwian Subsidiaries, including any bankruptcy or insolvency thereof, would or could reasonably be expected to result in a Material Adverse Effect.

       "MATERIAL CONTRACTS" means the contracts listed in Schedule S.

       "MATERIAL SUBSIDIARIES" means, without duplication, the Borrowers (other than Kinross Canada), the Guarantors and the Significant Material Subsidiaries.

       "MATURITY DATE" means December 31, 2005, as the same may be extended from time to time pursuant to Section 9.2.

       "MELBA CREEK" means Melba Creek Mining, Inc., a corporation incorporated under the laws of the State of Alaska.

       "MIICRE" means Miicre Mining Investments Ltd., a corporation incorporated under the laws of the Cayman Islands.

       "MINE OWNERS" means Mantos, Rio Paracatu Mineracao S.A. and Mineracao Serra Grande S.A. and "MINE OWNER" means any of the Mine Owners.

       "MONTANA" means Montana Participacoes Ltda., a corporation incorporated under the laws of Brazil.

       "MOODY'S" means Moody's Investors Service, Inc. or any successor by merger or consolidation to its business.

       "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in
       Section 4001(a)(3) of ERISA to which any ERISA Company is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

       "NET INCOME" means, for any particular period, the amount which would, in accordance with generally accepted accounting principles, be classified on the consolidated income statement of Kinross Canada for such period as the net income of Kinross Canada excluding any extraordinary items.

       "NET INDEBTEDNESS" means, at any particular time, Total Indebtedness at such time less the Domestic Cash Balance at such time.

       "NEWINCO" means Cayman Newinco Inc., a corporation incorporated under the laws of the Cayman Islands.

       "NEWINCO BRAZIL" means Newinco Comercia e Participacoes Ltda., a corporation incorporated under the laws of Brazil.

       "NON-CORE ASSETS" means the assets of the Companies listed in Schedule R.

       "NON-GUARANTEEING SUBSIDIARIES" means all of the Subsidiaries of Kinross Canada which are not Obligors as of the date hereof (to the extent not subsequently becoming a Significant Material Subsidiary) and any future Subsidiaries of Kinross Canada which are designated as Non-Guaranteeing Subsidiaries in writing by the Majority Lenders.

       "NON-RECOURSE INDEBTEDNESS" means Indebtedness of any Subsidiary, direct or indirect, of Kinross Canada (other than the Material Subsidiaries) with respect to which no recourse may be had in any way to the Companies.

       "NON-RECOURSE SUBSIDIARIES" means any Subsidiary, direct or indirect, of Kinross Canada that has any Non-Recourse Indebtedness.

       "NORMANDY CAYMAN" means Normandy Cayman Holdco Inc., a corporation incorporated under the laws of the Cayman Islands.

       "OBLIGORS" means the Borrowers and the Guarantors.

       "OCF" means, for any particular Fiscal Quarter, Net Income for such Fiscal Quarter plus, to the extent deducted in determining Net Income, the aggregate of

       (a)    Interest Expenses for such Fiscal Quarter;

       (b) consolidated income tax expenses of Kinross Canada for such Fiscal Quarter; and

       (c) consolidated depreciation and amortization expenses and other non-cash expenses of Kinross Canada for such Fiscal Quarter.

       The calculation of OCF shall be adjusted for non-cash revenues and expenses of Kinross Canada on a consolidated basis including, without limitation, deferred revenue and the difference between accrued and cash reclamation costs. In calculating OCF, there shall be excluded any portion thereof that is attributable to the Companies' operations in Russia until such time as the Lenders determine, in their sole and absolute discretion, that the political and investment situation in Russia is stable or other than such portion of OCF which is received by the Borrowers as Domestic Cash.

       "OFFICIAL BODY" means any national government or government of any political subdivision thereof, or any agency, authority, board, central bank, monetary authority, commission, department or instrumentality thereof, or any court, tribunal, grand jury, mediator, arbitrator or referee, whether foreign or domestic.

       "ORDER" means an order, judgment, injunction or other determination restricting payment by the Issuing Lender under or in accordance with a Letter or extending the Issuing Lender's liability beyond the expiration date stated therein.

       "PBGC" means Pension Benefit Guaranty Corporation.

       "PERMITTED DEBENTURES" means the 5.5% convertible unsecured subordinated debentures of Kinross Canada maturing December 6, 2006.

       "PERMITTED INDEBTEDNESS" means any one or more of the following:

       (a)    the Secured Obligations;

       (b) Indebtedness between the Companies provided that Section 11.1(u) has been complied with;

       (c) Indebtedness arising under Capital Leases and Purchase Money Indebtedness provided that the aggregate amount of such Indebtedness incurred and outstanding at any time shall not exceed U.S.$40,000,000;

       (d) Indebtedness in respect of Hedging Agreements otherwise not prohibited hereunder and incurred in the ordinary course of business;

       (e) trade payables and other accrued liabilities incurred in the ordinary course of business and payable in accordance with customary practices;

       (f)    Indebtedness of Fairbanks U.S. under the IRB Loan Agreements;

       (g)    the Permitted Debentures;

       (h)    Permitted Temporary LC Indebtedness;

       (i)    Non-Recourse Indebtedness; and

       (j) any other Indebtedness provided that the aggregate amount of such other Indebtedness incurred and outstanding at any time shall not exceed U.S. $10,000,000.

       "PERMITTED LIENS" means any one or more of the following with respect to the property and assets of the Companies:

       (a) Liens for taxes, assessments or governmental charges or levies not at the time due or delinquent or the validity of which are being contested in good faith by appropriate proceedings and as to which reserves are being maintained in accordance with generally accepted accounting principles so long as forfeiture of any part of such property or assets will not result from the failure to pay such taxes, assessments or governmental charges or levies during the period of such contest;

       (b) the Lien of any judgment rendered or the Lien of any claim filed which is being contested in good faith by appropriate proceedings and as to which reserves are being maintained in accordance with generally accepted accounting principles so long as forfeiture of any part of such property or assets will not result from the failure to satisfy such judgment or claim during the period of such contest;

       (c) undetermined or inchoate Liens and charges incidental to construction or current operations which have not at such time been filed pursuant to law or which relate to obligations not due or delinquent;

       (d) restrictions, easements, rights-of-way, servitudes or other similar rights in land granted to or reserved by other persons which in the aggregate do not materially impair the usefulness, in the operation of the business of any Company, of the property subject to such restrictions, easements, rights-of-way, servitudes or other similar rights in land granted to or reserved by other persons;

       (e) the right reserved to or vested in any municipality or governmental or other public authority by the terms of any lease, licence, franchise, grant or permit acquired by any Company or by any statutory provision, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;

       (f) the Lien resulting from the deposit of cash or securities (i) in connection with contracts, tenders or expropriation proceedings, or (ii) to secure workers' compensation, surety or appeal bonds, costs of litigation when required by law and public and statutory obligations, or (iii) in connection with the discharge of Liens or claims incidental to construction and mechanics', warehouseman's, carriers' and other similar liens;

       (g) security given to a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operations of any Company, all in the ordinary course of business;

       (h) the reservations, limitations, provisos and conditions, if any, expressed in any original grants from the Crown or in comparable grants, if any, in jurisdictions other than Canada;

       (i) title defects or irregularities which are of a minor nature and in the aggregate will not materially impair the use of the property for the purpose for which it is held;

       (j) applicable municipal and other governmental restrictions affecting the use of land or the nature of any structures which may be erected thereon, provided such restrictions have been complied with and will not materially impair the use of the property for the purpose for which it is held;

       (k) Liens on minerals or the proceeds of sale of such minerals arising or granted pursuant to a processing arrangement entered into in the ordinary course and upon usual market terms, securing the payment of a Company's portion of the fees, costs and expenses attributable to the processing of such minerals under any such processing arrangement, but only insofar as such Liens relate to obligations which are at such time not past due;

       (l) any other Lien satisfaction of which has been provided for by deposit in escrow of cash or a surety bond in an amount not exceeding $2,000,000 at any time;

       (m) Liens to secure Non-Recourse Indebtedness provided that the assets thereby encumbered are not related to mines that have commenced operation as at the date hereof;

       (n) Liens securing Indebtedness arising under Capital Leases and Purchase Money Indebtedness to the extent such Indebtedness is Permitted Indebtedness;

       (o) royalties on the production or profits from mining which are in existence on the date hereof or are granted or assumed on property hereafter acquired in accordance with the terms hereof;

       (p)    Liens securing Permitted Temporary LC Indebtedness;

       (q) Liens set out in the title opinions referred to in Section 12.2(c)(ix) to the extent approved in writing by the Administrative Agent;

       (r)    Liens granted pursuant to the Security Documents; and

       (s) the extension, renewal or refinancing of any Permitted Lien, provided that the amount so secured does not exceed the original amount secured immediately prior to such extension, renewal or refinancing and the Lien is not extended to any additional property.

       "PERMITTED PORTFOLIO INVESTMENTS" means Cash Equivalents and short-term portfolio investments made in accordance with the then current investment policy of the Board of Directors of Kinross Canada or otherwise acceptable to the Administrative Agent.

       "PERMITTED TEMPORARY L/C INDEBTEDNESS" means Indebtedness in respect of the existing letters of credit and surety bonds issued for the credit of the Obligors, other than the Existing Letters (such letters of credit and surety bonds being herein called the "Temporary Letters").

       "PERSON" means any natural person, corporation, firm, partnership, joint venture, joint stock company, incorporated or unincorporated association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

       "PLAN" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA which is maintained for employees of any ERISA Company.

       "PLEDGED SUBSIDIARIES" means those Subsidiaries of Kinross Canada the Shares of which are pledged to the Administrative Agent pursuant to a Security Document.

       "PPSA" means the PERSONAL PROPERTY SECURITY ACT (Ontario), as amended.

       "POLLUTANT" means any pollutant, as defined by EPA.

       "POSTPONEMENT AND SUBORDINATION UNDERTAKING" means the postponement and subordination undertaking to be entered into by the Subsidiaries of Kinross Canada (other than the Obligors) in favour of the Administrative Agent pursuant to Section 11.1(u), in form and substance satisfactory to the Administrative Agent as the same may be amended, modified, supplemented or replaced from time to time.

       "PREPAYMENT NOTICE" shall have the meaning ascribed thereto in Section
       9.4.

       "PRIME RATE" means the greater of (a) the variable rate of interest per annum equal to the rate of interest determined by the Administrative Agent from time to time as its prime rate of Canadian dollar loans made by the Administrative Agent in Canada from time to time, being a variable per annum reference rate of interest adjusted automatically upon change by the Administrative Agent calculated on the basis of a year of 365 days and (b) the sum of (A) the BA Rate for a Schedule I Lender for a

       30 day term on the date of determination and (B) 5/8 of 1% per annum.

       "PRIME RATE LOANS" means monies lent by the Canadian Lenders to a Canadian Borrower hereunder in Canadian dollars and upon which interest accrues at a rate referable to the Prime Rate.

       "PROCEEDS OF REALIZATION" means all cash and non-cash proceeds derived from any sale, disposition or other realization of the Secured Assets (i) after any notice by the Administrative Agent to the Borrowers pursuant to
       Section 13.1 declaring all indebtedness of the Borrowers hereunder to be immediately due and payable, (ii) upon any dissolution, liquidation, winding-up, reorganization, bankruptcy, insolvency or receivership of any of the Obligors (or any other arrangement or marshalling of the Secured Assets that is similar thereto) or (iii) upon the enforcement of, or any action taken with respect to, any of the Security Documents, Guarantees or Borrower Guarantees. For greater certainty, prior to the Security becoming enforceable (x) insurance proceeds derived as a result of the loss or destruction of any of the Secured Assets or (y) cash or non-cash proceeds derived from any expropriation or other condemnation of any of the Secured Assets shall not constitute Proceeds of Realization.

       "PROJECTED PRODUCTION" means, as at the last day of any calendar month, the aggregate projected production (consistent with the assumptions contained in the annual budget delivered pursuant to Section 11.1(a)(vi)), expressed in ounces of gold, from the mines owned directly or indirectly by the Obligors for the next 18 months.

       "PROJECTED REALIZED PRICE" means, as at the last day of any calendar month and with respect to the applicable Projected Production, the average expected sale price per ounce of gold of such Projected Production, where

       (x) unhedged Projected Production is calculated at the trailing 30-day average COMEX, first position closing price per ounce of gold; and

       (y) hedged Projected Production is calculated at the hedged price per ounce of gold determined in accordance with customary industry standards.

       For certainty, only hedged Projected Production which has been allocated for delivery within the relevant 18 month period shall be included in the calculation of Projected Realized Price.

       "PRO RATA SHARE" means, at any particular time:

       (a) with respect to a particular Canadian Lender, the ratio of the Individual Commitment of the Lender which includes such Canadian Lender at such time to the aggregate of the Individual Commitments of all Lenders which include a Canadian Lender at such time; and

       (b) with respect to a particular U.S. Lender, the Global Pro Rata Share of the Lender which includes such U.S. Lender at such time;

       except as otherwise provided in Section 3.10.

       "PURCHASE MONEY INDEBTEDNESS" means Indebtedness assumed by any Company as part of, or issued or incurred by any Company to pay or provide funds to pay, all or a part of the purchase price of any equipment hereafter or previously acquired by such Company.

       "QUALIFIED RISK MANAGEMENT LENDER" means any Person that enters into a Risk Management Agreement at a time when such Person is a Lender, provided that such Person ceases to be a Qualified Risk Management Lender if and when:

       (a) such Person sells all of its rights and obligations under the Credit Documents prior to the Termination Date; or

       (b)    the Termination Date and the Maturity Date have both occurred.

       "RECEIVER" means a receiver, receiver and manager or other person having similar powers or authority appointed by the Administrative Agent or by a court at the instance of the Administrative Agent in respect of the Secured Assets or any part thereof.

       "RELEASE" means a "release", as such term is defined in CERCLA.

       "RESERVES" means, at any particular time, the aggregate proven and probable recoverable reserves of gold and silver to the extent of the interest of the Obligors therein expressed in Gold Equivalent at mines then in production (other than those located in Russia, Greece or Zimbabwe) and otherwise acceptable to the Administrative Agent, acting reasonably. For purposes of greater certainty, (x) recoverable reserves shall be based upon the Fiscal Year end recoverable reserves as reported by Kinross Canada to the Administrative Agent but may include additional recoverable reserves which have been added subsequent to such Fiscal Year end to the extent acceptable to the Majority Lenders, acting reasonably,
       (y) recoverable reserves shall be decreased by the ounces of gold and silver that form part of such recoverable reserves that have been actually mined since the beginning of the subsequent Fiscal Year until the time of determination, and (z) the recovery factor applied in calculating recoverable reserves must be acceptable to the Majority Lenders, acting reasonably.

       "RISK MANAGEMENT AGREEMENTS" means any present or future swap, hedging, foreign exchange or cash management agreement or other derivative transaction entered in by any Borrower.

       "ROLLING INTEREST EXPENSES" means:

       (a) for the Fiscal Quarter ending June 30, 2003, Interest Expenses for such Fiscal Quarter multiplied by four;

       (b) for the Fiscal Quarter ending September 30, 2003, Interest Expenses for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two;

       (c) for the Fiscal Quarter ending December 31, 2003, Interest Expenses for such Fiscal Quarter and the two immediately preceding Fiscal Quarters multiplied by 4/3; and

       (d) for each Fiscal Quarter thereafter, Interest Expenses for such Fiscal Quarter and the three immediately preceding Fiscal Quarters.

       "ROLLING OCF" means:

       (a) for the Fiscal Quarter ending June 30, 2003, OCF for such Fiscal Quarter multiplied by four;

       (b) for the Fiscal Quarter ending September 30, 2003, OCF for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two;

       (c) for the Fiscal Quarter ending December 31, 2003, OCF for such Fiscal Quarter and the two immediately preceding Fiscal Quarters multiplied by 4/3; and

       (d) for each Fiscal Quarter thereafter, OCF for such Fiscal Quarter and for the three immediately preceding Fiscal Quarters.

       "ROLLOVER NOTICE" shall have the meaning ascribed thereto in Section 5.3.

       "RYAN LODE DEPOSIT" means the real property owned by Fairbanks U.S. and described as such in Schedule P hereto, together with all buildings and structures thereon and appurtenances thereto.

       "SALE LEASEBACK" shall mean any transaction or series of related transactions pursuant to which the Borrowers or any of the Material Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

       "SCHEDULE I LENDERS" means the Lenders that are listed in Schedule I to the BANK ACT (Canada).

       "SCHEDULE II LENDERS" means the Lenders that are listed in Schedule II to the BANK ACT (Canada).

       "SCHEDULE III LENDERS" means the Lenders that are listed in Schedule III to the BANK ACT (Canada).

       "SCHEDULE I REFERENCE LENDERS" means the Administrative Agent and up to two other Schedule I Lenders, which other Schedule I Lenders shall be acceptable to the Administrative Agent and Kinross Canada acting reasonably.

       "SCHEDULE II AND III REFERENCE LENDERS" means a reference group of up to three Schedule II Lenders and Schedule III Lenders, the composition of which shall be acceptable to the Administrative Agent and Kinross Canada acting reasonably.

       "SECURED ASSETS" means the property, assets and undertakings of the Obligors in which the Administrative Agent has directly or indirectly been granted a Lien pursuant to the Security Documents.

       "SECURED OBLIGATIONS" shall mean all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by any of the Obligors to any of the Finance Parties, or remaining unpaid to any of the Finance Parties, under or in connection with any of the Finance Documents and Secured Obligations of a particular Obligor shall mean all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by such Obligor to any of the Finance Parties, or remaining unpaid to any of the Finance Parties, under or in connection with any of the Finance Documents to which such Obligor is a party. For certainty, "Secured Obligations" shall include interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, in accordance with and at the rate (including any rate applicable upon any Default or Event of Default to the extent lawful) specified herein, whether or not such interest is an allowable claim in such bankruptcy proceeding.

       "SECURED RISK MANAGEMENT AGREEMENTS" means Risk Management Agreements between a Borrower on the one hand and a Lender on the other hand (but only for so long as such Lender remains a Qualified Risk Management Lender).

       "SECURITY" means the collateral security constituted by the Security Documents.

       "SECURITY DOCUMENTS" shall mean the security documents (as the same may be amended, modified, supplemented, restated or replaced from time to time) which, in the reasonable opinion of the Administrative Agent, are required to be entered into from time to time by the Obligors in favour of the Administrative Agent for the benefit of the Finance Parties in order to grant directly or indirectly to the Administrative Agent a Lien on all of the present and future property, assets and undertakings, both real and personal, of the Obligors (other than any such property, assets and undertaking located in Greece, Russia or Zimbabwe) as continuing collateral security for the payment and performance of the Secured

       Obligations, such security documents to be in form and substance satisfactory to the Administrative Agent and to include, without limitation, the security documents described in Schedule K. It is understood that, if the Co-Lead Arrangers determine that it is impractical to take security in a joint venture interest owned by an Obligor, the Administrative Agent will, in any event, directly or indirectly, be granted a security interest in all of the issued and outstanding Shares of such Obligor by the Obligor which is the owner thereof and in the entitlement of such Obligor to all distributions to such Obligor with respect to such joint venture interest.

       "SHARES", as applied to the shares of any corporation or other entity, means the shares or other ownership interests of every class whether now or hereafter authorized, regardless of whether such shares or other ownership interests shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of such corporation or other entity.

       "SIGNIFICANT MATERIAL SUBSIDIARY" means any direct or indirect Subsidiary of Kinross Canada (other than the Greek, Russian and Zimbabwian Subsidiaries) in respect of which:

       (a) the product obtained by multiplying (i) the percentage of the equity Shares of such Subsidiary directly or indirectly owned by Kinross Canada by (ii) the gross revenues of such Subsidiary for the most recently completed fiscal year of such Subsidiary, is greater than or equal to U.S. $10,000,000 or the Canadian Dollar Equivalent thereof; or

       (b) the product obtained by multiplying (i) the percentage of the equity Shares directly or indirectly owned by Kinross Canada by
              (ii) the book value of the assets of such Subsidiary as at the last day of the most recently completed fiscal year of such Subsidiary, is greater than or equal to U.S. $10,000,000 or the Canadian Dollar Equivalent thereof.

       "S & P" means Standard & Poor's Ratings Service or any successor by merger or consolidation to its business.

       "SUBSIDIARY" means, with respect to any Person, any corporation, company or other similar business entity (including, for greater certainty, a Canadian chartered bank) of which more than fifty per cent (50%) of the outstanding Shares or other equity interests (in the case of Persons other than corporations) having ordinary voting power to elect a majority of the board of directors or the equivalent thereof of such corporation, company or similar business entity (irrespective of whether at the time Shares of any other class or classes of the Shares of such corporation, company or similar business entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such

       Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

       "TANGIBLE NET WORTH" means, at any particular time, the amount of Equity at such time less the aggregate of the amounts, at such time, which would, in accordance with generally accepted accounting principles, be classified upon the consolidated balance sheet of Kinross Canada as goodwill, deferred expenses and other intangible assets. For purposes of greater certainty, Tangible Net Worth shall include (without duplication):

              (i) the Amax Gold Inc. $3.75 Series B convertible preferred shares in the amount of approximately U.S. $12,600,000; and

              (ii)   the Permitted Debentures;

       and shall exclude (x) the redeemable retractable preference shares of Kinross Canada in the amount of approximately U.S.$3,000,000 and (y) equity in Non-Recourse Subsidiaries.

       "TEMPORARY LETTERS" shall have the meaning ascribed thereto in the definition of Permitted Temporary L/C Indebtedness.

       "TERMINATION DATE" means the date on which all indebtedness, obligations and liabilities owing by the Obligors to the Finance Parties or any of them, or remaining unpaid to the Finance Parties or any of them, under the Credit Agreement have been satisfied in full and the Credit Facility has terminated pursuant to Section 2.4.

       "TOTAL COMMITMENT AMOUNT" means, at any particular time, the aggregate of the Individual Commitments of all of the Lenders at such time.

       "TOTAL INDEBTEDNESS" means, at any particular time, the aggregate Indebtedness of Kinross Canada on a consolidated basis. For purposes of greater certainty, "Total Indebtedness" shall (x) exclude that portion of the Cdn. $200,000,000 December 1996 subordinated convertible debentures of Kinross Canada which, in accordance with generally accepted accounting principles, would constitute indebtedness and (y) include the redeemable retractable preference shares of Kinross Canada in the amount of approximately U.S. $3,000,000.

       "TRANSACTION" means the Combination and the concurrent JV Acquisition.

       "TRUE NORTH DEPOSIT" means the real property owned by Fairbanks U.S. described in Schedule Q hereto, together with all buildings and structures thereon and appurtenances thereto.

       "TVX BRAZIL" means TVX Participacoes Ltda., a corporation incorporated under the laws of Brazil.

       "TVX GOLD" means TVX Gold Inc., a corporation continued under the laws of Canada.

       "TVX CAYMAN" means TVX Cayman Inc., a corporation incorporated under the laws of the Cayman Islands.

       "TVX NEWMONT" means TVX Newmont Americas (Cayman) Inc., a corporation incorporated under the laws of the Cayman Islands.

       "TVX NEWMONT HOLDINGS" means TVX Newmont Americas (Cayman) Holdings Inc., a corporation incorporated under the lass of the Cayman Islands.

       "UCC" means the Uniform Commercial Code of the State of Alaska, as amended.

       "UNDEVELOPED PORTION OF THE FORT KNOX MINE" means that portion of the Fort Knox Mine to which no proven and probable recoverable reserves of gold and silver have been attributed by the Obligors.

       "UNENCUMBERED DOMESTIC CASH BALANCE" means, at any particular time, the aggregate amount of all Domestic Cash at such time which is not subject to a Lien other than in favour of the Administrative Agent.

       "U.S." and "UNITED STATES" means the United States of America.

       "U.S. BORROWERS" means Kinross U.S.A., Fairbanks U.S., Round Mountain and each Additional U.S. Borrower and "U.S. BORROWER" means any of the U.S. Borrowers.

       "U.S. BRANCH OF ACCOUNT" means the Atlanta Agency of the Administrative Agent located at 600 Peachtree Street, N.E., Suite 2700, Atlanta, Georgia 30308, or such other office of the Administrative Agent located in the United States as Kinross Canada and the Administrative Agent may agree upon.

       "U.S. DOLLAR EQUIVALENT" means the relevant Exchange Equivalent in United States dollars of any amount of Canadian dollars.

       "U.S. LENDERS" means the financial institutions set out and described as such in Schedule A, as amended from time to time.

       "WASTE" means any waste, as defined by EPA.

       "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E or Title IV of ERISA.

1.2    OTHER USAGES

       References to "this agreement", "the agreement", "hereof", "herein", "hereto" and like references refer to this Credit Agreement and not to any particular Article, Section or other subdivision of this agreement. Any references herein to any agreements or documents shall mean such agreements or documents as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

1.3    PLURAL AND SINGULAR

       Where the context so requires, words importing the singular number shall include the plural and vice versa.

1.4    HEADINGS

       The division of this agreement into Articles and Sections and the insertion of headings in this agreement are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.5    CURRENCY

       Unless otherwise specified herein, all statements of or references to dollar amounts in this agreement shall mean lawful money of the United States.

1.6    APPLICABLE LAW

       This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Any legal action or proceeding with respect to this agreement may be brought in the courts of the Province of Ontario and, by execution and delivery of this agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party to the address prescribed by Section 15.1, such service to become effective five Banking Days after such mailing. Nothing herein shall limit the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

1.7    TIME OF THE ESSENCE

       Time shall in all respects be of the essence of this agreement.

1.8    NON-BANKING DAYS

       Subject to Section 7.4(c), whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Banking Day, such payment shall be made or such action shall be taken on the next succeeding Banking Day and, in the case of the payment of any amount, the extension of time shall be included for the purposes of computation of interest, if any, thereon.

1.9    CONSENTS AND APPROVALS

       Whenever the consent or approval of a party hereto is required in a particular circumstance, unless otherwise expressly provided for therein, such consent or approval shall not be unreasonably withheld or delayed by such party.

1.10   AMOUNT OF CREDIT

       Any reference herein to the amount of credit outstanding shall mean, at any particular time:

       (a) in the case of a Prime Rate Loan or a BA Rate Loan, the U.S. Dollar Equivalent of the principal amount thereof;

       (b) in the case of a LIBOR Loan, Base Rate Canada Loan or Base Rate New York Loan, the principal amount thereof;

       (c) in the case of a Bankers' Acceptance, the U.S. Dollar Equivalent of the face amount thereof; and

       (d) in the case of a Letter denominated in U.S. dollars, the contingent liability of the Issuing Lender thereunder (or, if the Letter is denominated in Canadian dollars, the U.S. Dollar Equivalent of the contingent liability of the Issuing Lender thereunder).

1.11   SCHEDULES

       Each and every one of the schedules which is referred to in this agreement and attached to this agreement shall form a part of this agreement.

1.12   EXTENSION OF CREDIT

       For the purposes hereof, each drawdown, rollover and conversion shall be deemed to be an extension of credit to the Borrowers hereunder.

1.13   JOINT AND SEVERAL OBLIGATIONS

       All obligations hereunder which are stated to be obligations of the Borrowers or any one of them to the Lenders shall, to the extent permitted by applicable law, be joint and several obligations of the Borrowers. The obligation of any Borrower (hereinafter, individually in this sentence, the "first mentioned Borrower") with respect to its joint and several liability for the credit extended to the other Borrowers shall not be wholly or partially satisfied by such first mentioned Borrower repaying the credit extended to such first mentioned Borrower hereunder. With respect to the joint and several obligations of the Borrowers, the Lenders shall not be bound to exhaust their recourse against any Borrower or others or any security or guarantees it may at any time hold before being entitled to payment from any Borrower and each Borrower renounces all benefits of discussion and division.

                                    ARTICLE 2
                                 CREDIT FACILITY

2.1    ESTABLISHMENT OF CREDIT FACILITY

       Subject to the terms and conditions hereof, the Lenders hereby establish in favour of the Borrowers a revolving credit facility (the "Credit Facility") in the amount of U.S. $125,000,000 or the Canadian Dollar Equivalent thereof, provided that the aggregate amount of outstanding credit extended to the Canadian Borrowers shall not at any time exceed the lesser of (i) U.S. $40,000,000 and (ii) the aggregate of the Individual Commitments of the Lenders which include Canadian Lenders or the Canadian Dollar Equivalent of such lesser amount.

2.2    LENDERS' COMMITMENTS

       Subject to the terms and conditions hereof, the Lenders severally agree to extend credit to the Borrowers under the Credit Facility from time to time provided that the aggregate amount of credit extended by each Lender under the Credit Facility shall not at any time exceed the Individual Commitment of such Lender and further provided that the aggregate amount of credit outstanding under the Credit Facility shall not at any time exceed the amount of the Credit Facility. All credit requested under the Credit Facility shall be made available to the relevant Borrower contemporaneously by all of the relevant Lenders. Each Lender shall provide to the relevant Borrower its Pro Rata Share of each credit, whether such credit is extended by way of drawdown, rollover or conversion. No Lender shall be responsible for any default by any other Lender in its obligation to provide its Pro Rata Share of any credit under the Credit Facility nor shall the Individual Commitment of any Lender be increased as a result of any such default of another Lender in extending credit under the Credit Facility. The failure of any Lender to make available to the relevant Borrower its Pro Rata Share of any credit under the Credit Facility shall not relieve any other Lender of its obligation hereunder to make available to such Borrower its Pro Rata Share of such credit under the Credit Facility.

2.3    REDUCTION OF CREDIT FACILITY

       The Borrowers may, from time to time and at any time, by notice in writing to the Administrative Agent, permanently reduce the Credit Facility in whole or in part to the extent it is not being utilized at the time such notice is given, provided that such reduction shall not become effective until five Banking Days after such notice has been given. The amount of the Credit Facility will be permanently reduced with respect to repayment made in accordance with
Section 9.1. Any repayment or prepayment of credit outstanding under the Credit Facility (other than as set forth above) shall not cause a reduction in the amount of the Credit Facility. Any repayment of outstanding credit which forms part of any conversion from one type of credit to another type of credit under
Article 3 or Article 6 or of any rollover under Article 5 shall not cause any reduction in the amount of the Credit Facility. Upon any reduction of the Credit Facility, the Individual Commitment of each Lender with respect to the Credit Facility shall thereupon be reduced by an amount equal to such Lender's Global Pro Rata Share of the amount of such reduction of the Credit Facility.

2.4    TERMINATION OF CREDIT FACILITY

       (a)    The Credit Facility shall terminate upon the earliest to occur of:

              (i)    the termination of the Credit Facility in accordance with
                     Section 13.1;

              (ii) the date on which the Credit Facility has been permanently reduced to zero pursuant to Section 2.3; and

              (iii)  the Maturity Date.

       (b) Upon the termination of the Credit Facility, the right of the Borrowers to obtain any credit thereunder and all of the obligations of the Lenders to extend credit thereunder shall automatically terminate.

                                    ARTICLE 3
                     GENERAL PROVISIONS RELATING TO CREDITS

3.1    TYPES OF CREDIT AVAILMENTS

       Subject to the terms and conditions hereof, the Borrowers may obtain credit under the Credit Facility as follows:

       (a) each Canadian Borrower may obtain credit under the Credit Facility from the Canadian Lenders through the Canadian Branch of Account by way of one or more Prime Rate Loans, Base Rate Canada Loans, LIBOR Loans, Bankers' Acceptances and Letters; and

       (b) each U.S. Borrower may obtain credit under the Credit Facility from the U.S. Lenders through the U.S. Branch of Account by way of one or more Base Rate New York Loans, LIBOR Loans and U.S. dollar denominated Letters.

Any extension of credit hereunder by way of Prime Rate Loans shall be in a minimum amount of Cdn. $1,000,000, by way of Base Rate Canada Loans or Base Rate New York Loans shall be in a minimum amount of U.S. $1,000,000, by way of Bankers' Acceptance or BA Rate Loan shall be in a minimum amount of Cdn. $1,000,000 and by way of LIBOR Loans shall be in a minimum amount of U.S. $1,000,000. Notwithstanding any other provision hereof, the availability of credit under the Credit Facility shall be temporarily reduced from time to time by the amount of the Permitted Temporary L/C Indebtedness from time to time except to the extent that an extension of credit is by way of a Letter to be used to replace a Temporary Letter.

3.2    FUNDING OF LOANS

       Each Lender shall make available to the Administrative Agent its Pro Rata Share of the principal amount of each Loan under the Credit Facility prior to 11:00 a.m. (Toronto time) on the date of the extension of credit. The Administrative Agent shall, upon fulfilment by the relevant Borrower of the terms and conditions set forth in
Article 12, make such funds available to such Borrower on the date of the extension of credit by crediting the relevant Designated Account (or causing such account to be credited) unless otherwise irrevocably authorized and directed in the Drawdown Notice. Unless the Administrative Agent has been notified by a Lender at least one Banking Day prior to the date of the extension of credit that such Lender will not make available to the Administrative Agent its Pro Rata Share of such Loan, the Administrative Agent may assume that such Lender has made such portion of the Loan available to the Administrative Agent on the date of the extension of credit in accordance with the provisions hereof and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If the Administrative Agent has made such assumption, to the extent such Lender shall not have so made its Pro Rata Share of the Loan available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand, such Lender's Pro Rata Share of the Loan and all reasonable costs and expenses incurred by the Administrative Agent in connection therewith together with interest thereon at the then prevailing interbank rate for each day from the date such amount is made available to the relevant Borrower until the date such amount is paid or repaid to the Administrative Agent; provided, however, that notwithstanding such obligation, if such Lender fails so to pay, the relevant Borrower shall, without prejudice to any rights that such Borrower might have against such Lender, repay such amount to the Administrative Agent forthwith after demand therefor by the Administrative Agent. The amount payable by each Lender to the Administrative Agent pursuant hereto shall be set forth in a certificate delivered by the Administrative Agent to such Lender and the relevant Borrower (which certificate shall contain reasonable details of how the amount payable is calculated) and shall constitute PRIMA FACIE evidence of such amount payable. If such Lender makes the payment to the Administrative Agent required herein, the amount so paid shall constitute such Lender's Pro Rata Share of the Loan for purposes of this agreement and shall entitle the Lender to all rights and remedies against the relevant Borrower in respect of such Loan.

3.3    FAILURE OF LENDER TO FUND LOAN

       If any Lender fails to make available to the Administrative Agent its Pro Rata Share of any Loan under the Credit Facility as required (such Lender being herein called the "Defaulting Lender") and the Administrative Agent has not funded pursuant to Section 3.2, the Administrative Agent shall forthwith give notice of such failure by the Defaulting Lender to the relevant Borrower and the other relevant Lenders and such notice shall state that any relevant Lender may make available to the Administrative Agent all or any portion of the Defaulting Lender's Pro Rata Share of such Loan (but in no way shall any other Lender or the Administrative Agent be obliged to do so) in the place and stead of the Defaulting Lender. If more than one relevant Lender gives notice that it is prepared to make funds available in the place and stead of a Defaulting Lender in such circumstances and the aggregate of the funds which such Lenders (herein collectively called the "Contributing Lenders" and individually called the "Contributing Lender") are prepared to make available exceeds the amount of the advance which the Defaulting Lender failed to make, then each Contributing Lender shall be deemed to have given notice that it is prepared to make available its pro rata share of such advance based on the Contributing Lenders' relative commitments to advance in such circumstances. If any Contributing Lender makes funds available in the place and stead of a

Defaulting Lender in such circumstances, then the Defaulting Lender shall pay to any Contributing Lender making the funds available in its place and stead, forthwith on demand, any amount advanced on its behalf together with interest thereon at the then prevailing interbank rate for each day from the date of advance to the date of payment, against payment by the Contributing Lender making the funds available of all interest received in respect of the Loan from the relevant Borrower. In addition to interest as aforesaid, the relevant Borrower shall pay all amounts owing by the relevant Borrower to the Defaulting Lender hereunder (with respect to the amounts advanced by the Contributing Lenders on behalf of the Defaulting Lender) to the Contributing Lenders until such time as the Defaulting Lender pays to the Administrative Agent for the Contributing Lenders all amounts advanced by the Contributing Lenders on behalf of the Defaulting Lender.

3.4    FUNDING OF BANKERS' ACCEPTANCES

       (a) If the Administrative Agent receives from a Canadian Borrower a Drawdown Notice, Rollover Notice or Conversion Notice requesting a drawdown of, a rollover of or a conversion into Bankers' Acceptances, the Administrative Agent shall notify each Canadian Lender, prior to 11:00 a.m. (Toronto time) on the second Banking Day prior to the date of such extension of credit of such request and of each Canadian Lender's Pro Rata Share of such extension of credit. The Administrative Agent shall also at such time notify the relevant Borrower of each Canadian Lender's Pro Rata Share of such extension of credit. Each Canadian Lender shall, not later than 11:00 a.m. (Toronto time) on the date of each extension of credit by way of Bankers' Acceptance, accept drafts of the relevant Borrower which are presented to it for acceptance and which have an aggregate face amount equal to such Canadian Lender's Pro Rata Share of the total extension of credit being made available by way of Bankers' Acceptances on such date, as advised by the Administrative Agent. Each Canadian Lender shall purchase the Bankers' Acceptances which it has accepted for a purchase price equal to the BA Discounted Proceeds therefor. Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any and all Bankers' Acceptances accepted and purchased by it.

       (b) The relevant Borrower shall provide for payment to the accepting Canadian Lenders of the face amount of each Bankers' Acceptance at its maturity, either by payment of such amount or through an extension of credit hereunder or through a combination of both. The relevant Borrower hereby waives presentment for payment of Bankers' Acceptances by the Canadian Lenders and any defence to payment of amounts due to a Canadian Lender in respect of a Bankers' Acceptance which might exist by reason of such Bankers' Acceptance being held at maturity by such Canadian Lender which accepted it and agrees not to claim from such Canadian Lender any days of grace for the payment at maturity of Bankers' Acceptances.

       (c) In the case of a drawdown by way of Bankers' Acceptance, each Canadian Lender shall, forthwith after the acceptance of drafts of the relevant Borrower as aforesaid, make available to the Administrative Agent the BA Proceeds with respect to the Bankers' Acceptances accepted by it. The Administrative Agent shall, upon fulfilment by the relevant Borrower of the terms and conditions set forth in Article 12, make such BA Proceeds available to the relevant Borrower on the date of such extension of credit by crediting the applicable Designated Account. In the case of a rollover of or conversion into Bankers' Acceptances, each Canadian Lender shall retain the Bankers' Acceptance accepted by it and shall not be required to make any funds available to the Administrative Agent for deposit to the applicable Designated Account; however, forthwith after the acceptance of drafts of the relevant Borrower as aforesaid, the relevant Borrower shall pay to the Administrative Agent on behalf of the Canadian Lenders an amount equal to the aggregate amount of the acceptance fees in respect of such Bankers' Acceptances calculated in accordance with Section 7.5 plus the amount by which the aggregate face amount of such Bankers' Acceptances exceeds the aggregate BA Discounted Proceeds with respect thereto.

       (d) Any Bankers' Acceptance may, at the option of the relevant Borrower, be executed in advance by or on behalf of the relevant Borrower, by mechanically reproduced or facsimile signatures of any two officers of the relevant Borrower who are properly so designated and authorized by the relevant Borrower from time to time. Any Bankers' Acceptance so executed and delivered by the relevant Borrower to the Canadian Lenders shall be valid and shall bind the relevant Borrower and may be dealt with by the Canadian Lenders to all intents and purposes as if the Bankers' Acceptance had been signed in the executing officers' own handwriting.

       (e) Each relevant Borrower shall notify the Canadian Lenders as to those officers whose signatures may be reproduced and used to execute Bankers' Acceptances in the manner provided in Section 3.4(d). Bankers' Acceptances with the mechanically reproduced or facsimile signatures of designated officers may be used by the Canadian Lenders and shall continue to be valid, notwithstanding the death, termination of employment or termination of authorization of either or both of such officers or any other circumstance.

       (f) The Borrowers hereby indemnify and agree to hold harmless the Canadian Lenders against and from all losses, damages, expenses and other liabilities caused by or attributable to the use of the mechanically reproduced or facsimile signature instead of the original signature of an authorized officer of a Canadian Borrower on a Banker's Acceptance prepared, executed, issued and accepted pursuant to this agreement, except to the extent determined by a court of competent jurisdiction to be due to the gross negligence or wilful misconduct of the Canadian Lenders.

       (g) Each Canadian Lender agrees that, in respect of the safekeeping of executed drafts of the Canadian Borrowers which are delivered to it for acceptance hereunder, it shall exercise the same degree of care which it gives to its own property, provided that it shall not be deemed to be an insurer thereof.

       (h) All Bankers' Acceptances to be accepted by a particular Canadian Lender shall, at the option of such Canadian Lender, be issued in the form of depository bills made payable originally to and deposited with The Canadian Depository for Securities Limited pursuant to the DEPOSITORY BILLS AND NOTES ACT (Canada).

       (i) In order to facilitate the issuance of Bankers' Acceptances pursuant to this agreement, each Canadian Borrower hereby authorizes each Canadian Lender, and appoints each Canadian Lender as such Borrower's attorney, to complete, sign and endorse drafts or depository bills (each such executed draft or bill being herein referred to as a "BA Draft" on its behalf in handwritten form or by facsimile or mechanical signature or otherwise in accordance with the applicable Drawdown Notice, Rollover Notice or Conversion Notice and, once so completed, signed and endorsed to accept them as Bankers' Acceptances under this agreement and then if applicable, purchase, discount or negotiate such Bankers' Acceptances in accordance with the provisions of this agreement. BA Drafts so completed, signed, endorsed and negotiated on behalf of such Borrower by such Lender shall bind such Borrower as fully and effectively as if so performed by an authorized officer of such Borrower. Each draft of a Bankers' Acceptance completed, signed or endorsed by a Canadian Lender shall mature on the last day of the term thereof.

3.5    BA RATE LOANS

       If, in the sole judgement of a Canadian Lender, such Canadian Lender is unable to extend credit by way of Bankers' Acceptances in accordance with this agreement, such Canadian Lender shall give an irrevocable notice to such effect to the Administrative Agent and the relevant Canadian Borrower prior to 10:00 a.m. (Toronto time) on the date of the requested credit extension and shall make available to such Canadian Borrower prior to 11:00 a.m. (Toronto time) on the date of such requested credit extension a Canadian dollar loan (a "BA Rate Loan") in the principal amount equal to such Canadian Lender's Pro Rata Share of the total credit to be extended by way of Bankers' Acceptances, such BA Rate Loan to be funded in the same manner as a Loan is funded pursuant to Section 3.2 and 3.3. Such BA Rate Loan shall have the same term as the Bankers' Acceptances for which it is a substitute and shall bear such rate of interest per annum throughout the term thereof as shall permit such Canadian Lender to obtain the same effective rate as if such Canadian Lender had accepted and purchased a Bankers' Acceptance at the same acceptance fee and pricing at which a Schedule II Lender would have accepted and purchased such Bankers' Acceptance at approximately 11:00 a.m. (Toronto time) on the date such BA Rate Loan is made, on the basis that, and each Canadian Borrower hereby agrees that, for such a BA Rate Loan, interest shall be payable in advance on the date of the extension of credit by the relevant Canadian Lender deducting the interest payable in respect thereof from the principal amount of such BA Rate Loan. All BA Rate Loans to be made by a particular Canadian Lender shall, at the option of such Canadian Lender, be evidenced by a promissory note in the form of a depository note made payable originally to and deposited with The Canadian Depository for Securities Limited pursuant to the DEPOSITORY BILLS AND NOTES ACT (Canada).

3.6    TIMING OF CREDIT AVAILMENTS

       No Bankers' Acceptance, BA Rate Loan or LIBOR Loan under the Credit Facility may have a maturity date later than the Maturity Date.

3.7    INABILITY TO FUND U.S. DOLLAR ADVANCES IN CANADA

       If a Canadian Lender determines in good faith, which determination shall be final, conclusive and binding on the Canadian Borrowers, and the Administrative Agent notifies the Canadian Borrowers that (i) by reason of circumstances affecting financial markets inside or outside Canada, deposits of United States dollars are unavailable to such Canadian Lender in Canada, (ii) adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided in the definition of LIBOR or Alternate Base Rate Canada, as the case may be, (iii) the making or continuation of United States dollar advances in Canada has been made impracticable by the occurrence of a contingency (other than a mere increase in rates payable by such Canadian Lender to fund the advance) which materially and adversely affects the funding of the advances at any interest rate computed on the basis of the LIBOR or the Alternate Base Rate Canada, as the case may be, or by reason of a change in any applicable law or government regulation, guideline or order (whether or not having the force of law but, if not having the force of law, one with which a responsible Canadian chartered bank would comply) or in the interpretation thereof by any Official Body affecting such Canadian Lender or any relevant financial market, which results in LIBOR or the Alternative Base Rate Canada, as the case may be, no longer representing the effective cost to such Canadian Lender of deposits in such market for a relevant Interest Period, or (iv) any change to present law or any future law, regulation, order, treaty or official directive (whether or not having the force of law but, if not having the force of law, one with which a responsible Canadian chartered bank would comply) or any change therein or any interpretation or application thereof by any Official Body has made it unlawful for such Canadian Lender to make or maintain or give effect to its obligations in respect of United States dollar advances in Canada as contemplated herein, then

       (a) the right of the Canadian Borrowers to obtain any affected Base Rate Canada Loan or LIBOR Loan from such Canadian Lender shall be suspended until such Canadian Lender determines that the circumstances causing such suspension no longer exist and such Canadian Lender so notifies the Canadian Borrowers;

       (b) if any affected Base Rate Canada Loan or LIBOR Loan is not yet outstanding, any applicable Drawdown Notice shall be cancelled and the advance requested therein shall not be made;

       (c) if any LIBOR Loan is already outstanding at any time when the right of the Canadian Borrowers to obtain credit by way of a LIBOR Loan is suspended, it shall, subject to the Canadian Borrowers having the right to obtain credit by way of a Base Rate Canada Loan at such time, be converted on the last day of the Interest Period applicable thereto (or on such earlier date as may be required to comply with any applicable law) to a Base Rate Canada Loan in the principal amount equal to the principal amount of the LIBOR Loan or, if the Canadian Borrowers do not have the right to obtain credit by way of a Base Rate Canada

              Loan at such time, such LIBOR Loan shall be converted on the last day of the Interest Period applicable thereto (or on such earlier date as may be required to comply with any applicable law) to a Prime Rate Loan in the principal amount equal to the Canadian Dollar Equivalent of the principal amount of such LIBOR Loan; and

       (d) if any Base Rate Canada Loan is already outstanding at any time when the right of the Canadian Borrowers to obtain credit by way of a Base Rate Canada Loan is suspended, it shall, subject to the Canadian Borrowers having the right to obtain credit by way of a LIBOR Loan at such time, be immediately converted to a LIBOR Loan in the principal amount equal to the principal amount of the Base Rate Canada Loan and having an Interest Period of one month or, if the Canadian Borrowers do not have the right to obtain credit by way of a LIBOR Loan at such time, it shall be immediately converted to a Prime Rate Loan in the principal amount equal to the Canadian Dollar Equivalent of the principal amount of the Base Rate Canada Loan.

3.8    INABILITY TO FUND LIBOR LOAN IN THE UNITED STATES

       If a U.S. Lender determines in good faith, which determination shall be final, conclusive and binding on the U.S. Borrowers, and the Administrative Agent notifies the U.S. Borrowers that (i) adequate and fair means do not exist for ascertaining the interest rate on the basis provided in the definition of LIBOR, (ii) the making or continuation of LIBOR Loans in the United States has been made impracticable by the occurrence of a contingency (other than a mere increase in rates payable by such U.S. Lender to fund the advance) which materially and adversely affects the funding of the advances at any interest rate computed on the basis of LIBOR, or by reason of a change since the date hereof in any applicable law or government regulation, guideline or order (whether or not having the force of law but, if not having the force of law, one with which a responsible U.S. commercial bank would comply) or in the interpretation thereof by any Official Body affecting such U.S. Lender or any relevant financial market, which results in LIBOR no longer representing the effective cost to such Lender of deposits in such market for a relevant Interest Period, or (iii) any change to present law or any future law, regulation, order, treaty or official directive (whether or not having the force of law but, if not having the force of law, one with which a responsible U.S. commercial bank would comply) or any change therein or any interpretation or application thereof by any Official Body has made it unlawful for such U.S. Lender to make or maintain or give effect to its obligations in respect of LIBOR Loans in the United States as contemplated herein, then

       (a) the right of the U.S. Borrowers to obtain any credit in United States dollars by way of LIBOR Loans, shall be suspended until such U.S. Lender determines, acting reasonably, that the circumstances causing such suspension no longer exist and such U.S. Lender so notifies the U.S. Borrowers;

       (b) if any credit in United States dollars by way of LIBOR Loans is not yet outstanding, any applicable Drawdown Notice shall be cancelled and the advance requested therein shall not be made; and

       (c) if any LIBOR Loan is already outstanding at any time when the right of the U.S. Borrowers to obtain credit by way of a LIBOR Loan is suspended, it shall, subject to the U.S. Borrowers having the right to obtain credit by way of a U.S. Base Rate Loan at such time, be converted to a U.S. Base Rate Loan on the last day of the Interest Period applicable thereto (or on such earlier date as may be required to comply with any applicable law).

In the event that any of the events listed above results in a limitation of the amount of loans made by such U.S. Lender which can bear interest at LIBOR or the amount of LIBOR Loans which such U.S. Lender can make in the United States, such U.S. Lender agrees to use good faith to allocate, in reasonable fashion, the available amounts amongst its borrowers as is reasonably practicable.

3.9    TIME AND PLACE OF PAYMENTS

       Unless otherwise expressly provided herein, the Borrowers shall make all payments pursuant to this agreement or pursuant to any document, instrument or agreement delivered pursuant hereto by deposit to the applicable Designated Account before 12:00 noon (Toronto time) on the day specified for payment and the Administrative Agent shall be entitled to withdraw the amount of any payment due to the Administrative Agent or the Lenders hereunder from such accounts on the day specified for payment.

3.10   REMITTANCE OF PAYMENTS

       Forthwith after the withdrawal from the applicable Designated Account by the Administrative Agent of any payment of principal, interest, fees or other amounts for the benefit of the relevant Lenders pursuant to Section 3.9, the Administrative Agent shall, subject to Sections 3.3 and 8.3 remit to each relevant Lender, in immediately available funds, such Lender's Pro Rata Share of such payment (except to the extent such payment results from a Loan with respect to which a Lender had failed, pursuant to Section 3.2, to make available to the Administrative Agent its Pro Rata Share and, where any other Lender has made funds available in the place and stead of a Defaulting Lender); provided that if the Administrative Agent, on the assumption that it will receive, on any particular date, a payment of principal (including, without limitation, a prepayment), interest, fees or other amount under the Credit Facility, remits to each relevant Lender its Pro Rata Share of such payment and the relevant Borrower fails to make such payment, each relevant Lender agrees to repay to the Administrative Agent, forthwith on demand, to the extent that such amount is not recovered from the relevant Borrower on demand and after reasonable efforts by the Administrative Agent to collect such amount (without in any way obligating the Administrative Agent to take any legal action with respect to such collection), such Lender's Pro Rata Share of the payment made to it pursuant hereto together with interest thereon at the then prevailing interbank rate for each day from the date such amount is remitted to the relevant Lenders until the date such amount is paid or repaid to the Administrative Agent, the exact amount of the repayment required to be made by the relevant Lenders pursuant hereto to be as set forth in a certificate delivered by the Administrative Agent to each relevant Lender, which certificate shall constitute prima facie evidence of such amount of repayment. Notwithstanding the foregoing, with respect to any standby fees paid to the Administrative Agent for the benefit of the U.S. Lenders pursuant to Section 7.6, the Pro Rata Share with respect to each U.S. Lender which has a related Canadian Lender shall be calculated on the basis that (i) such Lender's Individual Commitment shall be the amount of such Lender's Individual Commitment otherwise determined hereunder less the amount of outstanding credit extended to the Canadian Borrowers hereunder by the related Canadian Lender and (ii) the Total Commitment Amount shall be adjusted accordingly.

3.11   EVIDENCE OF INDEBTEDNESS

       The Administrative Agent shall maintain accounts wherein the Administrative Agent shall record the amount of credit outstanding, each payment of principal and interest on account of each Loan, each Bankers' Acceptance accepted and cancelled, each Letter issued and draw upon and all other amounts becoming due to and being paid to the Lenders or the Administrative Agent hereunder, including acceptance fees, Letter fees and standby fees. The Administrative Agent's accounts constitute, in the absence of manifest error, PRIMA FACIE evidence of the indebtedness of the Borrowers pursuant to this agreement.

3.12   GENERAL PROVISIONS RELATING TO ALL LETTERS

       (a) Each relevant Borrower hereby acknowledges and confirms to the Issuing Lender that the Issuing Lender shall not be obliged to make any inquiry or investigation as to the right of any beneficiary to make any claim or Draft or request any payment under a Letter and payment by the Issuing Lender pursuant to a Letter shall not be withheld by the Issuing Lender by reason of any matters in dispute between the beneficiary thereof and such Borrower. The sole obligation of the Issuing Lender with respect to Letters is to cause to be paid a Draft drawn or purporting to be drawn in accordance with the terms of the applicable Letter and for such purpose the Issuing Lender is only obliged to determine that the Draft purports to comply with the terms and conditions of the relevant Letter.

       (b) The Issuing Lender shall not have any responsibility or liability for or any duty to inquire into the form, sufficiency (other than to the extent provided in the preceding paragraph), authorization, execution, signature, endorsement, correctness (other than to the extent provided in the preceding paragraph), genuineness or legal effect of any Draft, certificate or other document presented to it pursuant to a Letter and each relevant Borrower unconditionally assumes all risks with respect to the same. Each relevant Borrower agrees that it assumes all risks of the acts or omissions of the beneficiary of any Letter with respect to the use by such beneficiary of the relevant Letter.

       (c) The obligations of each relevant Borrower hereunder with respect to Letters shall be absolute, unconditional and irrevocable and shall not be reduced by any event or occurrence including, without limitation:

              (i) any lack of validity or enforceability of this agreement or any such Letter;

              (ii) any amendment or waiver of or any consent to departure from this agreement;

              (iii) the existence of any claim, set-off, defense or other rights which such Borrower may have at any time against any beneficiary or any transferee of any such Letter (or any person or entities for whom any such beneficiary or any such transferee may be acting), any Lender, the Issuing Lender or any other person or entity;

              (iv) any Draft, statement or other document presented under any such Letter proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

              (v) payment by the Issuing Lender under such Letter against presentation of a sight draft or certificate which does not comply with the terms of such Letter;

              (vi) any non-application or misapplication by the beneficiary of such Letter of the proceeds of any drawing under such Letter;

              (vii)  the surrender or impairment of any Security; or

              (viii) any reduction or withdrawal of the Issuing Lender's credit rating by any rating agency.

              The obligations of each relevant Borrower hereunder with respect to Letters shall remain in full force and effect and shall apply to any amendment to or extension of the expiration date of any such Letter.

       (d) Any action, inaction or omission taken or suffered by the Issuing Lender or any of the Issuing Lender's correspondents under or in connection with a Letter or any Draft made thereunder, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto, shall be binding upon the relevant Borrower and shall not place the Issuing Lender or any of its correspondents under any resulting liability to such Borrower. Without limiting the generality of the foregoing, the Issuing Lender and its correspondents may receive, accept or pay as complying with the terms of a Letter, any Draft thereunder, otherwise in order which may be signed by, or issued to, the administrator or any executor of, or the trustee in bankruptcy of, or the receiver for any property of, or other person or entity acting as the representative or in the place of, such beneficiary or its successors and assigns. Each relevant Borrower covenants that it will not take any steps, issue any instructions to the Issuing Lender or any of its correspondents or institute any proceedings intended to derogate from the right or ability of the Issuing Lender or its correspondents to honour and pay any Draft or Drafts.

       (e) Each relevant Borrower agrees that the Lenders, the Issuing Lender and the Administrative Agent shall have no liability to it for any reason in respect of or in connection with any Letter, the issuance thereof, any payment thereunder, or any other action taken by the Lenders, the Issuing Lender or the Administrative Agent or any other person in connection therewith, other than on account of the Issuing Lender's gross negligence or wilful misconduct.

       (f) The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") shall in all respects apply to each Letter and shall be deemed for such purpose to be a part hereof as if fully incorporated herein. In the event of any conflict between the UCP and the laws of any jurisdiction specified in the relevant Letter, the UCP shall prevail to the extent necessary to remove the conflict.

3.13   NOTICE PERIODS

       Each Drawdown Notice, Rollover Notice, Conversion Notice and Prepayment Notice shall be given to the Administrative Agent:

       (a) prior to 10:00 a.m. (Toronto time) on the third Banking Day prior to the date of any voluntary prepayment or the date of a drawdown of, rollover of, conversion into or conversion of a Bankers' Acceptance, LIBOR Loan or the issuance of a Letter; and

       (b) prior to 10:00 a.m. (Toronto time) on the second Banking Day prior to the date of any other drawdown, rollover or conversion.

3.14   ADMINISTRATIVE AGENT'S DISCRETION TO ALLOCATE

       Notwithstanding the provisions of Section 3.2, 3.4(a) and 9.5(b) with respect to the funding of Loans and Bankers' Acceptances and reimbursing with respect to Letters in accordance with each relevant Lender's Pro Rata Share, the Administrative Agent shall be entitled to reallocate the funding or reimbursement obligations among the relevant Lenders in order to ensure, to the greatest extent practicable, that after such funding the aggregate amount of credit extended hereunder by each Lender coincides with such Lender's Pro Rata Share of the aggregate amount of credit extended hereunder by all of the Lenders, provided that no such allocation shall result in the aggregate amount of credit extended hereunder by any Lender exceeding such Lender's Individual Commitment.

                                    ARTICLE 4
                                    DRAWDOWNS

4.1    DRAWDOWN NOTICE

       Subject to Sections 3.1, 3.7 and 3.8 and provided that all of the applicable conditions precedent set forth in Article 12 have been fulfilled by the Borrowers or waived by the relevant Lenders as provided in Section 14.14, any Borrower may, from time to time, obtain credit hereunder by giving to the Administrative Agent an irrevocable notice in substantially the form of Schedule E hereto ("Drawdown Notice") in accordance with Section 3.13 and specifying

       (a)    the applicable Borrower;

       (b)    the date the credit is to be obtained;

       (c) whether the credit is to be obtained by way of Prime Rate Loan, Base Rate Canada Loan, Base Rate New York Loan, LIBOR Loan, Bankers' Acceptance or Letter;

       (d) in the case of any credit to be obtained by way of a Loan, the principal amount of the Loan;

       (e) if the credit is to be obtained by way of LIBOR Loan, the applicable Interest Period;

       (f) if the credit is to be obtained by way of Bankers' Acceptances, the aggregate face amount of the Bankers' Acceptances to be issued and the term of the Bankers' Acceptances;

       (g) if the credit is to be obtained by way of Letter, the named beneficiary of the Letter, the maturity date and amount of the Letter, the currency in which the Letter is to be denominated and all other terms of the Letter (including, without limitation, (i) the proposed form of the Letter and (ii) if the Letter is to be issued on behalf of a Subsidiary of the applicable Borrower as well as on behalf of the applicable Borrower, the name of such Subsidiary); and

       (h) the details of any irrevocable authorization and direction pursuant to Section 3.2.

If credit is to be obtained by way of Letter and if such Letter is to be issued on behalf of a Subsidiary of the applicable Borrower as well as on behalf of the applicable Borrower, such Borrower shall ensure that accompanying such Drawdown Notice is an instrument, substantially in the form of Schedule I hereto, and pursuant to which such Subsidiary shall agree, without qualification, to reimburse the Issuing Lender on demand for the full amount of each and any Draft presented to and paid by the Issuing Lender in accordance with such Letter.

                                    ARTICLE 5
                                    ROLLOVERS

5.1    BANKERS' ACCEPTANCES

       Provided that the relevant Canadian Borrower has, by giving notice to the Administrative Agent in accordance with Section 5.3, requested the Canadian Lenders to accept its drafts to replace all or a portion of outstanding Bankers' Acceptances as they mature, each Canadian Lender shall, on the maturity of such Bankers' Acceptances and concurrent with the payment by the relevant Canadian Borrower to such Canadian Lender of the face amount of such Bankers' Acceptances or the portion thereof to be replaced, accept the relevant Canadian Borrower's draft or drafts having an aggregate face amount equal to its Pro Rata Share of the aggregate face amount of the matured Bankers' Acceptances or the portion thereof to be replaced in accordance with Section 3.4.

5.2    LIBOR LOANS

       Subject to Sections 3.7 and 3.8 and provided that the relevant Borrower has, by giving notice to the Administrative Agent in accordance with Section 5.3, requested the relevant Lenders to continue to extend credit by way of a LIBOR Loan to replace all or a portion of an outstanding LIBOR Loan as it matures, each relevant Lender shall, on the maturity of such LIBOR Loan, continue to extend credit to such Borrower by way of a LIBOR Loan (without a further advance of funds to such Borrower) in the principal amount equal to such Lender's Pro Rata Share of the principal amount of the matured LIBOR Loan or the portion thereof to be replaced.

5.3    ROLLOVER NOTICE

       The notice to be given to the Administrative Agent pursuant to Section
5.1 or 5.2 ("Rollover Notice") shall be irrevocable, shall be given in accordance with Section 3.13, shall be in substantially the form of Schedule F hereto and shall specify: (a) the applicable Borrower; (b) the maturity date of the maturing Bankers' Acceptances or the maturing LIBOR Loan, as the case may be; (c) the face amount of the maturing Bankers' Acceptances or the principal amount of the maturing LIBOR Loan, as the case may be, and the portion thereof to be replaced; (d) in the case of a maturing LIBOR Loan, the Interest Period or Interest Periods of the replacement LIBOR Loans; and (e) in the case of maturing Bankers' Acceptances, the aggregate face amount of the new Bankers' Acceptances to be issued and the term of the new Bankers' Acceptances.

                                    ARTICLE 6
                                   CONVERSIONS

6.1    CONVERTING LOAN TO OTHER TYPE OF LOAN

       Subject to Sections 3.1, 3.7 and 3.8 and provided that the relevant Borrower has, by giving notice to the Administrative Agent in accordance with
Section 6.4, requested the relevant Lenders to convert all or a portion of an outstanding Loan (other than a BA Rate Loan) into another type of Loan (other than a BA Rate Loan), each relevant Lender shall, on the date of conversion (which, in the case of the conversion of all or a portion of an outstanding LIBOR Loan, shall be the date on which such Loan matures), continue to extend credit to such Borrower by way of the type of Loan into which the outstanding Loan or a portion thereof is converted (with a repayment and a subsequent advance of funds to such Borrower) in the aggregate principal amount equal to such Lender's Pro Rata Share of the principal amount or the Exchange

Equivalent of the principal amount, as the case may be, of the outstanding Loan or the portion thereof which is being converted.

6.2    CONVERTING LOAN TO BANKERS' ACCEPTANCES

       Provided that the relevant Canadian Borrower has, by giving notice to the Administrative Agent in accordance with Section 6.4, requested the Canadian Lenders to accept its drafts to replace all or a portion of an outstanding Loan and, if a LIBOR Loan or a BA Rate Loan is to be replaced the date of conversion is the date on which such Loan matures, each Canadian Lender shall, on the date of conversion and concurrent with the payment by the relevant Canadian Borrower to each Canadian Lender of the principal amount of such outstanding Loan or the portion thereof which is being converted, accept the relevant Canadian Borrower's draft or drafts having an aggregate face amount equal to its Pro Rata Share of the aggregate principal amount of such Loan or the portion thereof which is being converted or the Canadian Dollar Equivalent thereof, as the case may be, such acceptance to be in accordance with Section 3.4.

6.3    CONVERTING BANKERS' ACCEPTANCES TO LOAN

       Each Canadian Lender shall, on the maturity date of a Bankers' Acceptance which such Canadian Lender has accepted, pay to the holder thereof the face amount of such Bankers' Acceptance. Subject to Sections 3.1, 3.7 and 3.8 and provided that the relevant Canadian Borrower has, by giving notice to the Administrative Agent in accordance with Section 6.4, requested the Canadian Lenders to convert all or a portion of outstanding maturing Bankers' Acceptances into a Loan, each Canadian Lender shall, upon the maturity date of such Bankers' Acceptances and the payment by such Canadian Lender to the holders of such Bankers' Acceptances of the aggregate face amount thereof and concurrent with the payment by the relevant Canadian Borrower to such Canadian Lender of the aggregate face amount of such Bankers' Acceptances, extend credit to the relevant Canadian Borrower by way of the Loan into which the matured Bankers' Acceptances or a portion thereof are converted in the aggregate principal amount equal to its Pro Rata Share of the aggregate face amount or the U.S. Dollar Equivalent of the aggregate face amount, as the case may be, of the matured Bankers' Acceptances or the portion thereof which are being converted. Where a particular Canadian Lender has funded the relevant Canadian Borrower by way of a BA Rate Loan rather than by way of Bankers' Acceptances, the provisions of this
Section 6.3 as they relate to Bankers' Acceptances shall apply mutatis mutandis to such BA Rate Loan.

6.4    CONVERSION NOTICE

       The notice to be given to the Administrative Agent pursuant to Section 6.1, 6.2 or 6.3 ("Conversion Notice") shall be irrevocable, shall be given in accordance with Section 3.13, shall be in substantially the form of Schedule G hereto and shall specify:

       (a)    the applicable Borrower;

       (b) whether an outstanding Loan or Bankers' Acceptances are to be converted and, if an outstanding Loan is to be converted, the type of Loan to be converted;

       (c)    the date on which the conversion is to take place;

       (d) the face amount of the Bankers' Acceptances or the portion thereof which is to be converted or the principal amount of the Loan or the portion thereof which is to be converted;

       (e) the type and amount of the Loan or Bankers' Acceptances into which the outstanding Loan or Bankers' Acceptances are to be converted;

       (f) if an outstanding Loan or Bankers' Acceptances are to be converted into a LIBOR Loan, the applicable Interest Period; and

       (g) if an outstanding Loan is to be converted into Bankers' Acceptances, the aggregate face amount of the new Bankers' Acceptances to be issued and the term of the new Bankers' Acceptances.

6.5    ABSENCE OF NOTICE

       Subject to Sections 3.7 and 3.8, in the absence of a Rollover Notice or Conversion Notice within the appropriate time periods referred to herein, a maturing LIBOR Loan in favour of a Canadian Borrower shall be automatically converted to a Base Rate Canada Loan, a maturing LIBOR Loan in favour of a U.S. Borrower shall automatically be converted to a Base Rate New York Loan and a maturing Bankers' Acceptance or BA Rate Loan shall be automatically converted to a Prime Rate Loan as though a notice to such effect had been given in accordance with Section 6.4.

6.6    CONVERSION BY LENDERS

       Upon written notice to such effect to the relevant Borrower at such time as a Default has occurred and is continuing, the Administrative Agent may, on the maturity date of a Bankers' Acceptance, BA Rate Loan or a LIBOR Loan, convert such Bankers' Acceptance or BA Rate Loan into a Prime Rate Loan, convert such LIBOR Loan in favour of a Canadian Borrower into a Base Rate Canada Loan and convert such LIBOR Loan in favour of a U.S. Borrower into a Base Rate New York Loan as though a notice to such effect had been given in accordance with
Section 6.4.

                                    ARTICLE 7
                                INTEREST AND FEES


7.1    INTEREST RATES

       The Borrowers shall pay to the relevant Lenders, in accordance with
Section 3.9, interest on the outstanding principal amount from time to time of each Loan (other than a BA Rate Loan) and on overdue interest thereon, at the rate per annum equal to:

       (a) in the case of each Prime Rate Loan, the Prime Rate plus the Applicable Rate;

       (b) in the case of each Base Rate Canada Loan, the Alternate Base Rate Canada plus the Applicable Rate;

       (c) in the case of each Base Rate New York Loan, the Alternate Base Rate New York plus the Applicable Rate;

       (d) in the case of each LIBOR Loan in favour of a Canadian Borrower, LIBOR plus the Applicable Rate; and

       (e) in the case of each LIBOR Loan in favour of a U.S. Borrower, LIBOR (Reserve Adjusted) plus the Applicable Rate.

7.2    CALCULATION AND PAYMENT OF INTEREST

       (a) Interest on the outstanding principal amount from time to time of each Prime Rate Loan and on overdue interest thereon shall accrue from day to day from and including the date on which credit is obtained by way of such Loan or on which such overdue interest is due, as the case may be, to but excluding the date on which such Loan or overdue interest, as the case may be, is repaid in full (both before and after maturity and as well after as before judgment) and shall be calculated on the basis of the actual number of days elapsed divided by 365.

       (b) Interest on the outstanding principal amount from time to time of each LIBOR Loan, Base Rate Canada Loan and Base Rate New York Loan and on overdue interest thereon shall accrue from day to day from and including the date on which credit is obtained by way of such Loan or on which such overdue interest is due, as the case may be, to but excluding the date on which such Loan or overdue interest, as the case may be, is repaid in full (both before and after maturity and as well after as before judgment) and shall be calculated on the basis of the actual number of days elapsed divided by 360.

       (c)    Accrued interest shall be paid,

              (i) in the case of interest on Prime Rate Loans, Base Rate Canada Loans and Base Rate New York Loans, monthly in arrears on the 22nd day of each calendar month; and

              (ii) in the case of interest on LIBOR Loans, on the last day of the applicable Interest Period; provided that, in the case of Interest Periods of a duration longer than three months, accrued interest shall be paid no less frequently than every three months from the first day of such Interest Period during the term of such Interest Period and on the date on which such LIBOR Loans are otherwise required to be repaid.

7.3    GENERAL INTEREST RULES

       (a) For the purposes hereof, whenever interest is calculated on the basis of a year of 360 or 365 days, each rate of interest determined pursuant to such calculation expressed as an annual rate for the purposes of the INTEREST ACT (Canada) is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365 days, respectively.

       (b) Interest on each Loan and on overdue interest thereon shall be payable in the currency in which such Loan is denominated during the relevant period.

       (c) If a Borrower fails to pay any fee or other amount of any nature payable by it to the Administrative Agent or the Lenders hereunder (other than principal or interest) or under any document, instrument or agreement delivered pursuant hereto on the due date therefor, such Borrower shall pay to the Administrative Agent or the relevant Lenders, as the case may be, interest on such overdue amount in the same currency as such overdue amount is payable from and including such due date to but excluding the date of actual payment (as well after as before judgment) at the rate per annum, calculated and compounded monthly, which is equal to:

              (i) the Alternate Base Rate Canada plus 3% in the case of overdue amounts denominated in U.S. dollars; and

              (ii) the Prime Rate plus 3% in the case of all other overdue amounts.

Such interest on overdue amounts shall become due and be paid on demand made by the Administrative Agent.

7.4    SELECTION OF INTEREST PERIODS

       With respect to each LIBOR Loan, the applicable Borrower shall specify in the Drawdown Notice, Rollover Notice or Conversion Notice, the duration of the Interest Period provided that:

       (a) Interest Periods shall have a duration from one, two, three or six months (subject to availability and to the aggregate number of Interest Periods with different dates outstanding being less than ten (10));

       (b) the first Interest Period for a LIBOR Loan shall commence on and include the day on which credit is obtained by way of such Loan and each subsequent Interest Period applicable thereto shall commence on and include the date of the expiry of the immediately preceding Interest Period applicable thereto; and

       (c) if any Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next succeeding Banking Day unless such next succeeding Banking Day falls in the next calendar month, in which case such Interest Period shall be shortened to end on the immediately preceding Banking Day.

7.5    ACCEPTANCE FEES

       (a) Upon the acceptance of any draft of a Canadian Borrower under the Credit Facility pursuant hereto, such Borrower shall pay to the Canadian Lenders, in the manner provided herein, in advance, an acceptance fee calculated at the rate per annum, on the basis of a year of 365 days, equal to the Applicable Rate on the face amount of such Bankers' Acceptance for its term, being the actual number of days in the period commencing on the date of acceptance of such Borrower's draft and ending on but excluding the maturity date of the Bankers' Acceptance; provided, however, that such fee shall not be less than Cdn. $200 with respect to any single transaction involving the issuance of one or more Bankers' Acceptances.

       (b) With respect to each drawdown by way of Bankers' Acceptances, such acceptance fees shall be paid by the Canadian Lenders deducting the amount thereof from the BA Discounted Proceeds before advancing the BA Proceeds to the Administrative Agent as provided in Section 3.4(c). With respect to each rollover or conversion into Bankers' Acceptances, such acceptance fees shall be paid by the relevant Borrower to the Administrative Agent as provided in
              Section 3.4(c). Each such payment is non-refundable and fully earned when due.

7.6    STANDBY FEE

       Upon the first Banking Day following the completion of each Fiscal Quarter and on the termination of the Credit Facility, the Borrowers shall pay to the U.S. Lenders, in arrears, a standby fee calculated at the rate per annum, on the basis of a year of 365 days, equal to the Applicable Rate on the Available Credit, such fee to accrue daily from the date of the execution and delivery of this agreement to and including the date of payment.

7.7    LETTER FEES

       (a) The relevant Borrower shall pay to the relevant Lenders, in accordance with Section 3.9, an issuance fee in advance on the date each Letter is issued and on the first day of each Fiscal Quarter thereafter, calculated at a rate per annum equal to the Applicable Rate on the basis of a year of 365 days and on the amount of each such Letter for a period of time equal to the number of days to the next payment date. Also, on the first day of each Fiscal Quarter, there shall be an adjustment for issuance fees paid in advance with respect to Letters which expired or were cancelled during the immediately preceding Fiscal Quarter. In addition, with respect to all Letters, the relevant Borrower shall from time to time pay to the Issuing Lender its usual and customary fees (at the then prevailing rates) for the amendment, delivery and administration of letters of credit such as the Letters. Each such payment is non-refundable and fully earned when due.

       (b) With respect to each Letter issued hereunder, the relevant Borrower shall pay to the Issuing Lender, in accordance with
              Section 3.9, a fronting fee quarterly in advance on the date each Letter is issued or renewed and on the first day of each

              Fiscal Quarter thereafter, calculated at a rate of 0.15% per annum on that portion of the amount of each such Letter for which Lenders other than the Issuing Lender have agreed to reimburse the Issuing Lender for any amounts drawn hereunder and for a period of time equal to its term or the next quarterly payment date, whichever occurs first. Each such payment is non-refundable and fully earned when due.

7.8    APPLICABLE RATE ADJUSTMENT

       The changes in the Applicable Rate shall be effective as of the first day of the applicable Fiscal Quarter, in each case based upon the compliance certificate contemplated under Section 11.1(a)(iii) that has previously been delivered to the Administrative Agent with respect to the second immediately preceding Fiscal Quarter. If a new Applicable Rate becomes effective during the term of an outstanding Bankers' Acceptance, BA Rate Loan, LIBOR Loan or Letter, the Administrative Agent shall forthwith determine the amount of any overpayment or underpayment of acceptance fees with respect to such Bankers' Acceptances, interest with respect to such BA Rate Loan or LIBOR Loan or issuance fees with respect to such Letters and notify the Borrowers and the Lenders of such amounts. Such determination by the Administrative Agent shall constitute, in the absence of manifest error, PRIMA FACIE evidence of the amount of such overpayment or underpayment, as the case may be. In the event of an underpayment, the Borrowers shall, upon receipt of such notice, pay to the relevant Lenders in accordance with Section 3.9, the amount of such underpayment. In the event of any overpayment, the amount of such overpayment shall be credited to succeeding payments of acceptance fees, interest or issuance fees, as the case may be, as they become due until such amount has been fully applied.

                                    ARTICLE 8
                 RESERVE, CAPITAL, INDEMNITY AND TAX PROVISIONS

8.1    CONDITIONS OF CREDIT

       The obtaining or maintaining of credit hereunder shall be subject to the terms and conditions contained in this Article 8.

8.2    CHANGE OF CIRCUMSTANCES

       If, with respect to any type of credit, the introduction or adoption of any law, regulation, guideline, request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency ("Restraint") or any change therein or in the application thereof to any Borrower or to any Lender or in the interpretation or administration thereof or any compliance by any Lender therewith:

       (a) prohibits or restricts extending or maintaining such type of credit or the charging of interest or fees in connection therewith, such Borrower agrees that such Lender shall have the right to comply with such Restraint, shall have the right to refuse to permit such Borrower to obtain such type of credit and shall have the right to require, at the option of such Borrower, the conversion of such outstanding credit to another type of credit to permit compliance with the Restraint or repayment in full of such credit together with accrued interest thereon on the last day on which it is lawful for such Lender to continue to maintain and fund such credit or to charge interest or fees in connection therewith, as the case may be; or

       (b) shall impose or require any reserve, special deposit requirements or tax (excluding taxes measured with reference to the net income of such Lender or capital taxes or receipts and franchise taxes), shall establish an appropriate amount of capital to be maintained by such Lender or shall impose any other requirement or condition which results in an increased cost to such Lender of extending or maintaining a credit or obligation hereunder or reduces the amount received or receivable by such Lender with respect to any credit under this agreement or reduces such Lender's effective return hereunder or on its capital or causes such Lender to make any payment or to forego any return based on any amount received or receivable hereunder, then, on notification to such Borrower by such Lender, such Borrower shall pay immediately to such Lender such amounts as shall fully compensate such Lender for all such increased costs, reductions, payments or foregone returns which accrue up to and including the date of receipt by such Borrower of such notice and thereafter, upon demand from time to time, such Borrower shall pay such additional amount as shall fully compensate such Lender for any such increased or imposed costs, reductions, payments or foregone returns. Such Lender shall notify the relevant Borrower of any actual increased or imposed costs, reductions, payments or foregone returns forthwith on becoming aware of same and shall concurrently provide to such Borrower a certificate of an officer of such Lender setting forth the amount of compensation to be paid to such Lender and the basis for the calculation of such amount. Notwithstanding this Section 8.2(b), no Borrower shall be liable to compensate such Lender for any such cost, reduction, payment or foregone return occurring more than 60 days before receipt by such Borrower of the aforementioned notification from such Lender; provided, however, that the aforementioned limitation shall not apply to any such cost, reduction, payment or foregone return of a retroactive nature.

8.3    FAILURE TO FUND AS A RESULT OF CHANGE OF CIRCUMSTANCES

       If any Lender but not all of the Lenders who have Individual Commitments seeks additional compensation pursuant to Section 8.2(b) (the "Affected Lender"), then the relevant Borrowers may indicate to the Administrative Agent in writing that they desire to replace the Affected Lender with one or more of the other relevant Lenders, and the Administrative Agent shall then forthwith give notice to the other relevant Lenders that any such Lender or Lenders may, in the aggregate, advance all (but not part) of the Affected Lender's Pro Rata Share of the affected credit and, in the aggregate, assume all (but not part) of the Affected Lender's Individual Commitments and obligations under the Credit Facility and acquire all (but not part) of the rights of the Affected Lender and assume all (but not part) of the obligations of the Affected Lender under each of the other Credit Documents to the extent they relate to the Credit Facility (but in no event shall any other relevant Lender or the Administrative Agent be obliged to do so). If one or more relevant Lenders shall so agree in writing (herein collectively called the "Assenting Lenders" and individually called an "Assenting Lender") with respect to such advance, acquisition and assumption, the Pro Rata Share of such credit of each Assenting Lender and the Individual Commitments and the obligations of such Assenting Lender under the Credit Facility and the rights and obligations of such Assenting Lender under each of the other Credit Documents to the extent they relate to the Credit Facility shall be increased by its respective pro rata share (based on the relative Individual Commitments of the Assenting Lenders) of the Affected Lender's Pro Rata Share of such credit and Individual Commitments and obligations under the Credit Facility and rights and obligations under each of the other Credit Documents to the extent they relate to the Credit Facility on a date mutually acceptable to the Assenting Lenders and the relevant Borrower. On such date, the Assenting Lenders shall extend to the relevant Borrower the Affected Lender's Pro Rata Share of such credit and shall prepay to the Affected Lender the advances of the Affected Lender then outstanding, together with all interest accrued thereon and all other amounts owing to the Affected Lender hereunder, and, upon such advance and prepayment by the Assenting Lenders, the Affected Lender shall cease to be a "Lender" for purposes of this agreement and shall no longer have any obligations hereunder, subject always to its continuing obligations pursuant to Section 9.5. Upon the assumption of the Affected Lender's Individual Commitments as aforesaid by an Assenting Lender, Schedule A hereto shall be deemed to be amended to increase the Individual Commitment of such Assenting Lender by the respective amounts of such assumption.

8.4    INDEMNITY RELATING TO CREDITS

       Upon notice from the Administrative Agent to the relevant Borrower (which notice shall be accompanied by a detailed calculation of the amount to be paid by such Borrower), such Borrower shall pay to the Administrative Agent or the relevant Lenders such amount or amounts as will compensate the Administrative Agent or the relevant Lenders (including, for certainty, the Issuing Lender) for any loss, cost or expense incurred by them:

       (a) in the liquidation or redeposit of any funds acquired by the relevant Lenders to fund or maintain any portion of a LIBOR Loan or a BA Rate Loan as a result of:

              (i) the failure of such Borrower to borrow or make repayments on the dates specified under this agreement or in any notice from such Borrower to the Administrative Agent (provided that if any notice specifies the repayment of a LIBOR Loan or a BA Rate Loan at any time other than its maturity date, then such Borrower shall be responsible for any loss, costs or expenses referred to above); or

              (ii) the repayment or prepayment of any amounts on a day other than the payment dates prescribed herein or in any notice from such Borrower to the Administrative Agent (provided that if any notice specifies the repayment of a LIBOR Loan or a BA Rate Loan at any time other than its maturity date, then such Borrower shall be responsible for any loss, costs or expenses referred to above); or

       (b) with respect to any Bankers' Acceptance or Letter, arising from claims or legal proceedings, and including reasonable legal fees and disbursements, respecting the collection of amounts owed by such Borrower hereunder in respect of such Bankers' Acceptance or Letter or the enforcement of the Administrative Agent or the Lenders' rights hereunder in respect of such Bankers' Acceptance or Letter including, without limitation, legal proceedings attempting to restrain the Administrative Agent or the Lenders from paying any amount under such Bankers' Acceptance or Letter.

8.5    INDEMNITY FOR TRANSACTIONAL AND ENVIRONMENTAL LIABILITY

       (a) The Borrowers hereby agree to indemnify and hold the Administrative Agent, each Lender, the Issuing Lender and each of their respective shareholders, officers, directors, employees, and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable legal fees and out of pocket disbursements and amounts paid in settlement which are approved by the Borrowers (collectively in this Section 8.5(a), the "Indemnified Liabilities"), incurred or suffered by, or asserted against, the Indemnified Parties or any of them as a result of, or arising out of, or relating to (i) the extension of credit contemplated herein, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any credit extended hereunder, (iii) any actual or threatened investigation, litigation or other proceeding relating to any credit extended or proposed to be extended as contemplated herein or (iv) the execution, delivery, performance or enforcement of the Credit Documents and any instrument, document or agreement executed pursuant hereto, except for any such Indemnified Liabilities that a court of competent jurisdiction determined arose on account of the relevant Indemnified Party's gross negligence or willful misconduct.

       (b) Without limiting the generality of the indemnity set out in the preceding clause (a), the Borrowers hereby further agree to indemnify and hold the Indemnified Parties free and harmless from and against any and all claims, demand, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable legal fees and out of pocket disbursements and amounts paid in settlement which are approved by the Borrowers, of any and every kind whatsoever paid (collectively in this Section 8.5(b), the "Indemnified Liabilities"), incurred or suffered by, or asserted against, the Indemnified Parties or any of them for, with respect to, or as a direct or indirect result of, (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property legally or beneficially owned (or any estate or interest which is owned), leased, used or operated by any Company of any Hazardous Material, Contaminant, Pollutant or Waste, and (ii) any other violation of an Environmental Law by any Company, and regardless of whether caused by, or within the control of, such Company, except for any such Indemnified Liabilities that a court of competent jurisdiction determined arose on account of the relevant Indemnified Party's gross negligence or willful misconduct.

       (c) All obligations provided for in this Section 8.5 shall survive indefinitely the permanent repayment of the outstanding credit hereunder and the termination of the Credit Agreement. The obligations provided for in this Section 8.5 shall not be reduced or impaired by any investigation made by or on behalf of the Administrative Agent or any of the Lenders.

       (d) The Borrowers hereby agree that, for the purposes of effectively allocating the risk of loss placed on the Borrowers by this
              Section 8.5, the Administrative Agent and each Lender shall be deemed to be acting as the agent or trustee on behalf of and for the benefit of their respective shareholders, officers, directors, employees and agents.

       (e) If, for any reason, the obligations of the Borrowers pursuant to this Section 8.5 shall be unenforceable, the Borrowers agree to make the maximum contribution to the payment and satisfaction of each obligation that is permissible under applicable law.

8.6    PAYMENTS FREE AND CLEAR OF TAXES

       Any and all payments made hereunder or under any other Credit Document by any Borrower to or for the benefit of the Administrative Agent, the Lenders or any of them ("Applicable Payments") shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, fees, duties or withholding or other charges of any nature imposed by any taxing authority, and all liabilities with respect thereto, imposed by any jurisdiction (the "Applicable Jurisdiction") as a consequence or result of any action taken by such Borrower, including the making of any Applicable Payment but excluding, in the case of the Administrative Agent, the Lenders or any of them, taxes imposed on its net income or capital taxes or receipts and franchise taxes (all such non-excluded taxes, levies, imposts, deductions, charges, fees, duties, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any Applicable Payment to the Administrative Agent, the Lenders or any of them, the sum so payable to the Administrative Agent, the Lenders or any of them shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.6) the Administrative Agent, the Lenders or any of them receives an amount equal to the sum it would have received had no such deductions been made. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this
Section 8.6 shall survive indefinitively the permanent repayment of the outstanding credit hereunder and the termination of the Credit Agreement. This
Section 8.6 shall not apply, unless an Event of Default has occurred and is continuing, with respect to any payment made hereunder or under any other Credit Document by a Canadian Borrower to or for the benefit of the Administrative Agent or a particular Lender if the Administrative Agent or such Lender, as the case may be, is not a resident of Canada for the purposes of the INCOME TAX ACT (Canada) or with respect to any payment made hereunder or under any other Credit Document by a U.S. Borrower to or for the benefit of the Administrative Agent or a particular Lender if the Administrative Agent or such Lender, as the case may be, is not a "United States Person" as defined in Section 7701(a)(30) of the Internal Revenue Code (United States) (a "Non-U.S. Lender") and fails to provide two duly completed copies of either (x) Internal Revenue Service Form W-8BEN or applicable successor form claiming eligibility of the Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party, (y) Internal Revenue Service Form W-8ECI or applicable successor form, or (z) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (x) or (y), Internal Revenue Service Form W-8BEN or applicable successor form and a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of any U.S. Borrower within the meaning of
Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

                                    ARTICLE 9
                           REPAYMENTS AND PREPAYMENTS

9.1    REPAYMENTS

       The Borrowers shall repay to the Lenders in full the outstanding credit under the Credit Facility on the Maturity Date together with all accrued and unpaid interest thereon and all accrued and unpaid fees with respect thereto. As concerns any Letter which, on the Maturity Date, has an expiry date later than the Maturity Date, the Borrowers shall pay to the Issuing Lender, on the Maturity Date, the then contingent liability of the Issuing Lender thereunder (to be held solely for the purpose of satisfying any draw under such Letter and to be held subject to Section 13.2). Following such payment by the Borrowers to the Issuing Lender, the Borrowers shall have no further liability to the Lenders with respect to any such Letter.

9.2    EXTENSION OF MATURITY DATE

       Kinross Canada may request, by written request given to the Administrative Agent (the "Extension Request") not earlier than August 31st of each year nor later than September 30th of each year, that this agreement be amended to extend the then current Maturity Date to a date one year later than the then current Maturity Date (the "Extension Amendment"). A copy of the Extension Request shall be provided by the Administrative Agent to each Lender in accordance with Section 14.18. Each Lender shall notify the Administrative Agent as to whether or not it irrevocably consents to the Extension Amendment within 30 days following receipt of the Extension Request, which consent shall be in such Lender's full and absolute discretion. If any Lender does not provide such notice within such time, such Lender shall be deemed to have not consented to the Extension Amendment. Where the Extension Request has been consented to by all of the Lenders, then on the 30th day following the receipt of the Extension Request, the then current Maturity Date shall be extended one additional year; otherwise, the then current Maturity Date shall not be extended.

9.3    VOLUNTARY PREPAYMENTS UNDER CREDIT FACILITY

       Subject to Section 9.4, the Borrowers shall be entitled to prepay all or any portion of the outstanding Loans under the Credit Facility (other than the prepayment of Bankers' Acceptances or BA Rate Loans on any day other than the last day of their term) at any time, without penalty, provided that Section 8.4(a) shall be complied with in connection with any such prepayment. Amounts which are prepaid as aforesaid may be reborrowed.

9.4    PREPAYMENT NOTICE

       The Borrowers shall give written notice to the Administrative Agent of each voluntary prepayment pursuant to Section 9.3. Such notice (a "Prepayment Notice") shall be irrevocable, shall be given in accordance with Section 3.13 and shall specify:

       (a)    the date on which the prepayment is to take place; and

       (b) the type and principal amount of the Loan or the portion thereof which is to be prepaid.

9.5    REIMBURSEMENT OR CONVERSION ON PRESENTATION OF LETTERS

       (a) On presentation of a Letter and payment thereunder by the Issuing Lender, the relevant Borrower shall forthwith pay to the Administrative Agent for the account of the Issuing Lender, and thereby reimburse the Issuing Lender for, all amounts paid by the Issuing Lender pursuant to such Letter; failing such payment, the relevant Borrower shall be deemed to have effected a conversion of such Letter into a Base Rate Canada Loan (if such Letter was denominated in U.S. dollars and issued on behalf of and at the request of a Canadian Borrower), a Base Rate New York Loan (if such Letter was denominated in U.S. dollars and issued on behalf of and at the request of a U.S. Borrower) or a Prime Rate Loan (if such Letter was denominated in Canadian dollars) to the extent of the payment of the Issuing Lender thereunder.

       (b) If the Issuing Lender makes payment under any Letter and the relevant Borrower does not fully reimburse the Issuing Lender on or before the date of payment, then Section 9.5(a) shall apply to deem a Loan to be outstanding to the relevant Borrower under this agreement in the manner therein set out. Each relevant Lender shall, on request by the Issuing Lender, immediately pay to the Issuing Lender an amount equal to such Lender's Pro Rata Share of the amount paid by the Issuing Lender such that each relevant Lender is participating in the deemed Loan in accordance with its Pro Rata Share.

       (c) Each relevant Lender shall immediately on demand indemnify the Issuing Lender to the extent of such Lender's Pro Rata Share of any amount paid or liability incurred by the Issuing Lender under each Letter issued by it to the extent that the relevant Borrower does not fully reimburse the Issuing Lender therefor.

       (d) For certainty, the obligations in this Section 9.5 shall continue as obligations of the Persons who were Lenders at the time each such Letter was issued notwithstanding that such Lender may assign its rights and obligations hereunder, unless the Issuing Lender specifically releases such Lender from such obligations in writing or consents to such assignment pursuant to Section 15.5(c).

9.6    LETTERS SUBJECT TO AN ORDER

       Subject to Section 13.2, the relevant Borrower shall pay to the Issuing Lender an amount equal to the maximum amount available to be drawn under any unexpired Letter which becomes the subject of any Order; payment in respect of each such Letter shall be due forthwith upon demand.

9.7    CURRENCY OF REPAYMENT

       All payments and repayments of outstanding credit hereunder shall be made in the currency of such outstanding credit.

9.8    REPAYMENTS OF CREDIT EXCESS

       The Borrowers shall repay to the relevant Lenders on demand the amount of any Credit Excess. Each such repayment shall first be applied to repay outstanding Prime Rate Loans, Base Rate Canada Loans and Base Rate New York Loans as selected by Kinross Canada and, to the extent that the amount of such repayment exceeds the aggregate amount of credit outstanding by way of such Loans which have been repaid, shall then be deposited by the Administrative Agent in a segregated account and held in trust for the relevant Lenders to be applied to repay outstanding BA Rate Loans or LIBOR Loans or to satisfy reimbursement obligations with respect to outstanding Bankers' Acceptances or Letters as such Loans or Bankers' Acceptances mature or as such Letters are drawn upon, as the case may be.

                                   ARTICLE 10
                         REPRESENTATIONS AND WARRANTIES

10.1   REPRESENTATIONS AND WARRANTIES

       To induce the Lenders and the Administrative Agent to enter into this agreement and to induce the Lenders to extend credit hereunder, the Borrowers hereby represent and warrant to the Lenders and the Administrative Agent, as of the date of this agreement, as of the date of each extension of credit hereunder and as of the last day of each Fiscal Quarter, as follows and acknowledge and confirm that the Lenders and the Administrative Agent are relying upon such representations and warranties in entering into this agreement and in extending credit hereunder:

       (a) STATUS AND POWER OF OBLIGORS. Each Obligor is a corporation duly incorporated and organized and validly subsisting in good standing under the laws of its jurisdiction of incorporation. Each Obligor is duly qualified, registered or licensed in all jurisdictions where such qualification, registration or licensing is required. Each Obligor has all requisite corporate capacity, power and authority to own, hold under licence or lease its properties, to carry on its business as now conducted and to otherwise enter into, and carry out the transactions contemplated by, the Credit Documents to which is a party.

       (b) AUTHORIZATION AND ENFORCEMENT. All necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by each Obligor of the Credit Documents to which it is a party. Each Obligor has duly executed and delivered the Credit Documents to which it is a party. The Credit Documents to which each Obligor is a party are legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors' rights generally, (ii) the fact that the courts may deny the granting or enforcement of equitable remedies and (iii) the fact that, pursuant to the CURRENCY ACT (Canada), no court in Canada may make an order expressed in any currency other than lawful money of Canada.

       (c) COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance by each Obligor of the Credit Documents to which it is a party, and the consummation of the transactions contemplated herein and therein, do not and will not conflict with, result in any material breach or violation of, or constitute a material default under, the terms, conditions or provisions of the charter or constating documents or by-laws of, or any shareholder agreement or declaration relating to, such Obligor or of any law, regulation, judgment, decree or order binding on or applicable to such Obligor or to which its property is subject or of any material agreement, lease, licence, permit or other instrument to which such Obligor is a party or is otherwise bound or by which such Obligor benefits or to which its property is subject and do not require the consent or approval of any Official Body or any other party.

       (d) FINANCIAL STATEMENTS. The consolidated financial statements of Kinross Canada for the most recently completed Fiscal Quarter or Fiscal Year, as the case may be (and for the period prior to the completion of the Transaction, for each of Kinross Canada, EB Mines and TVX Gold as set out in the Management Information Circular), were prepared in accordance with generally accepted accounting principles and no Material Adverse Change has occurred in the condition, financial or otherwise, of Kinross Canada since the date of such financial statements. The consolidated balance sheet of the aforesaid financial statement presents a fair statement of the financial condition and assets and liability of Kinross Canada as at the date thereof and the consolidated statement of income and retained earnings and changes in cashflow contained in the aforesaid consolidated financial statements fairly presents the results of the operations of Kinross Canada throughout the period covered thereby. Except to the extent reflected or reserved against in the aforesaid balance sheet (including the notes thereto) and except as incurred in the ordinary and usual course of the business of Kinross Canada, Kinross Canada does not have any outstanding indebtedness or any liability or obligations (whether accrued, absolute, contingent or otherwise) of a nature customarily reflected or reserved against in a balance sheet (including the notes thereto) prepared in accordance with generally accepted accounting principles.

       (e) LITIGATION. There are no actions, suits, inquiries, claims or proceedings (whether or not purportedly on behalf of any Company) pending or threatened in writing against or affecting any Company before any Official Body which in any case or in the aggregate could reasonably be expected to have a Material Adverse Effect.

       (f) TITLE TO ASSETS. Each Company has good title to its property, assets and undertaking, free from any Lien other than the Permitted Liens and title defects or irregularities that could not reasonably be expected to have a Material Adverse Effect.

       (g) CONDUCT OF BUSINESS. No Company is in violation of any agreement, mortgage, franchise, licence, judgment, decree, order, statute, statutory trust, rule or regulation relating in any way to itself or to the operation of its business or to its property or assets (including, without limitation, Environmental Laws) and which could reasonably be expected to have a Material Adverse Effect. Each Company holds all licenses, certificates of approval, approvals, registrations, permits and consents which are required to operate its businesses where they are currently being operated except where the failure to have such licenses, certificates of approval, approvals, registrations, permits and consents could not reasonably be expected to have a Material Adverse Effect.

       (h) OUTSTANDING DEFAULTS. No event has occurred which constitutes or which, with the giving of notice, lapse of time or both, would constitute a default under or in respect of any material agreement, undertaking or instrument to which any Company is a party or to which its respective property or assets may be subject, and which could reasonably be expected to have a Material Adverse Effect.

       (i)    SOLVENCY PROCEEDINGS. No Company has:

              (i) admitted its inability to pay its debts generally as they become due or failed to pay its debts generally as they become due;

              (ii) in respect of itself, filed an assignment or petition in bankruptcy or a petition to take advantage of any insolvency statute;

              (iii)  made an assignment for the benefit of its creditors;

              (iv) consented to the appointment of a receiver of the whole or any substantial part of its assets;

              (v) filed a petition or answer seeking a reorganization, arrangement, adjustment or composition in respect of itself under applicable bankruptcy laws or any other applicable law or statute of Canada, the United States or other applicable jurisdiction or any subdivision thereof; or

              (vi) been adjudged by a court having jurisdiction a bankrupt or insolvent, nor has a decree or order of a court having jurisdiction been entered for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy of any Company with such decree or order having remained in force and undischarged or unstayed for a period of 30 days.

       (j) TAX RETURNS AND TAXES. Each Company has filed all tax returns and tax reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

       (k) EXPROPRIATION. There is no present or threatened (in writing) expropriation of the property or assets of any Company, which expropriation could reasonably be expected to have a Material Adverse Effect.

       (l)    ENVIRONMENTAL COMPLIANCE.

              (i) All facilities and property (including underlying groundwater) owned, leased, used or operated by any Company have been, and continue to be, owned or leased in compliance with all Environmental Laws where any such non-compliance could reasonably be expected to have a Material Adverse Effect;

              (ii)   There are no pending or threatened (in writing)

                     (A) claims, complaints, notices or requests for information received by any Company with respect to any alleged violation of any Environmental Law which, if proved, could reasonably be expected to have a Material Adverse Effect;

                     (B) complaints, notices or inquiries to any Company regarding potential liability under any Environmental Law which liability could reasonably be expected to have a Material Adverse Effect;

              (iii) There have been no Releases of any Hazardous Materials or any escape, seepage, leakage, spillage, discharge, emission or release of any Contaminants, Pollutants or Waste at, on, under or from any property now or previously owned, operated, used or leased by any Company that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

              (iv) Each Company has been issued and is in compliance with all permits, certificates, approvals, licenses and other authorizations under any

                     Environmental Laws to carry on its business except where any such non-issuance or non-compliance could not reasonably be expected to have a Material Adverse Effect; and

              (v) No conditions exist at, on or under any property now or previously owned, operated, used or leased by any Company which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which liability could reasonably be expected to have a Material Adverse Effect.

       (m) FRENCH FORM OF CORPORATE NAME. Except as reported or to be reported to the Administrative Agent in accordance with Section 11.1(i), there is no French form of the corporate name of any Obligor.

       (n) PRINCIPAL PLACES OF BUSINESS; JURISDICTIONS OF INCORPORATION. Except as reported or to be reported to the Administrative Agent in accordance with Section 11.1(i), the only place of business, or if an Obligor has more than one place of business, the principal place of business of each Obligor (for the purposes of the PPSA or any similar law of any other jurisdiction) and the jurisdiction of incorporation of each Obligor is as set out in Schedule D hereto.

       (o) LOCATIONS OF TANGIBLE PERSONAL PROPERTY. Except as reported or to be reported to the Administrative Agent in accordance with Section 11.1(i), the addresses of all locations of the inventory, equipment and other tangible personal property of each of the Obligors are as set out in Schedule N hereto.

       (p) CONSENTS, APPROVALS, ETC. No consents, approvals, acknowledgements, undertakings, non-disturbance agreements, directions or other documents or instruments are required to be entered into by any Person, to make effective the Security created or intended to be created by the Obligors in favour of the Administrative Agent pursuant to the Security Documents and to ensure the perfection and the intended priority of such Security, except as provided in the Material Contracts relating to ownership of the Shares of Newinco Brazil. None of the Obligors is an "investment company" within the meaning of the INVESTMENT COMPANY ACT of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the PUBLIC UTILITY HOLDING COMPANY ACT of 1935, as amended.

       (q) CAPITAL OF PLEDGED SUBSIDIARIES. As at the date hereof, and hereafter, except as such information may change as a result of a transaction permitted hereby and reported to the Administrative Agent in accordance with Section 11.1(i):

              (i) The authorized capital of EB Mines consists of (A) an unlimited number of common shares with no par value, of which 541,272,675 shares have been issued and are outstanding as fully paid and non-assessable; and (B) an unlimited number of preferred shares, issueable in series, none of which are outstanding. Kinross Canada is the owner of record of all of the issued and outstanding shares of EB Mines. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of EB Mines or the issuance of any debt or securities convertible into shares of EB Mines, there are no outstanding debt or securities convertible into shares of EB Mines and there are no shares of EB Mines allotted for issuance.

              (ii) The authorized capital of Melba Creek consists of 10,000,000 shares with a par value of $0.01 each, of which 100,000 shares have been issued and are outstanding as fully paid and non-assessable. Kinam Canada is the owner of record of all of the issued and outstanding shares of Melba Creek. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Melba Creek or the issuance of any debt or securities convertible into shares of Melba Creek, there are no outstanding debt or securities convertible into shares of Melba Creek and there are no shares of Melba Creek allotted for issuance.

              (iii) The authorized capital of Fairbanks U.S. consists of 1,000 shares with a par value of $100.00 each, of which 10 shares have been issued and are outstanding as fully paid and non-assessable. Kinam Gold is the owner of record of all of the issued and outstanding shares of Fairbanks U.S. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Fairbanks U.S. or the issuance of any debt or securities convertible into shares of Fairbanks U.S., there are no outstanding debt or securities convertible into shares of Fairbanks U.S. and there are no shares of Fairbanks U.S. allotted for issuance.

              (iv) The authorized capital of Kinam Refugio consists of 1,000 common shares with a par value of U.S.$100 each, of which 10 common shares have been issued and are outstanding as fully paid and non-assessable. Kinam Gold is the owner of record of all of the issued and outstanding shares of Kinam Refugio There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Kinam Refugio or the issuance of any debt or securities convertible into shares of Kinam Refugio, there are no outstanding debt or securities convertible into shares of Kinam Refugio and there are no shares of Kinam Refugio allotted for issuance.

              (v) The authorized capital of Normandy Cayman consists of 150,000,000 ordinary shares with a par value of U.S.$1.00 each, of which 91,309,917 ordinary shares have been issued and are outstanding as fully paid and non-assessable. TVX Gold is the owner of record of all of the issued and outstanding shares of Normandy Cayman. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Normandy Cayman or the issuance of any debt or securities convertible into shares of Normandy Cayman, there are no outstanding debt or securities convertible into shares of Normandy Cayman and there are no shares of Normandy Cayman allotted for issuance.

              (vi) The authorized capital of EB Inc. consists of 10,000 common shares with no par value of which 2,000 common shares have been issued and are outstanding as fully paid and non-assessable. EB Mines is the owner of record of all of the issued and outstanding shares of EB Inc. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of EB Inc. or the issuance of any debt or securities convertible into shares of EB Inc., there are no outstanding debt or securities convertible into shares of EB Inc. and there are no shares of EB Inc. allotted for issuance.

              (vii) The authorized capital of TVX Gold consists of an unlimited number of common shares of which two common shares have been issued and are outstanding as fully paid and non-assessable. Kinross Canada is the owner of record of all of the issued and outstanding shares of TVX Gold. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of TVX Gold or the issuance of any debt or securities convertible into shares of TVX Gold, there are no outstanding debt or securities convertible into shares of TVX Gold and there are no shares of TVX Gold allotted for issuance.

              (viii) The authorized capital of Kinross U.S.A. consists of 25,000 common shares with a par value of U.S.$1.00 each and 666,666 preferred shares with a par value of U.S.$0.01 each, of which 13,200 common shares have been issued and are outstanding as fully paid and non-assessable. Kinross Canada is the owner of record of all of the issued and outstanding shares of Kinross U.S.A. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Kinross U.S.A. or the issuance of any debt or securities convertible into shares of Kinross U.S.A., there are no outstanding debt or securities convertible into shares of Kinross U.S.A. and there are no shares of Kinross U.S.A. allotted for issuance.

              (ix) The authorized capital of Kinam Gold consists of 200,000,000 common shares with a par value of U.S.$0.01 each and 10,000,000 preferred shares with a par value of U.S.$1.00 each, , of which 92,213,988 common shares and 1,840,000 preferred shares designated as U.S.$3.75 Series B Preferred Stock ("Series B Shares") have been issued and are outstanding as fully paid and non-assessable. Kinross U.S.A. is the owner of record of all of the issued and outstanding common shares of Kinam Gold and of 1,616,372 Series B Shares and Kinross Canada is the owner of 100 Series B Shares. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Kinam Gold or the issuance of any debt or securities convertible into shares of Kinam

                     Gold, there are no outstanding debt or securities convertible into shares of Kinam Gold and there are no shares of Kinam Gold allotted for issuance.

              (x) The authorized capital of Kinam Canada consists of 100,000,000 common shares with no par value and 100,000,000 preference shares with no par value, of which 1 common share has been issued and is outstanding as fully paid and non-assessable. Kinam Gold is the owner of record of all of the issued and outstanding shares of Kinam Canada. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Kinam Canada or the issuance of any debt or securities convertible into shares of Kinam Canada, there are no outstanding debt or securities convertible into shares of Kinam Canada and there are no shares of Kinam Canada allotted for issuance.

              (xi) The authorized capital of Round Mountain consists of 1,000 common shares with a par value of U.S.$0.01 each, of which 1,000 common shares have been issued and are outstanding as fully paid and non-assessable. EB Inc. is the owner of record of all of the issued and outstanding shares of Round Mountain. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Round Mountain or the issuance of any debt or securities convertible into shares of Round Mountain, there are no outstanding debt or securities convertible into shares of Round Mountain and there are no shares of Round Mountain allotted for issuance.

              (xii) The authorized capital of TVX Cayman consists of 50,000 common shares with a par value of U.S.$1.00 each and 1,000,000 preference shares with a par value of U.S. $1.00 each, of which 100 common shares and 1,000,000 preference shares have been issued and are outstanding as fully paid and non-assessable. TVX Gold is the owner of record of all of the issued and outstanding shares of TVX Cayman. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of TVX Cayman or the issuance of any debt or securities convertible into shares of TVX Cayman, there are no outstanding debt or securities convertible into shares of TVX Cayman and there are no shares of TVX Cayman allotted for issuance.

              (xiii) The authorized capital of Newinco consists of 50,000 shares with a par value of U.S.$1.00 each, of which 100 shares have been issued and are outstanding as fully paid and non-assessable. TVX Cayman is the owner of record of all of the issued and outstanding shares of Newinco. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Newinco or the issuance of any debt or securities convertible into shares of Newinco, there are no outstanding debt or securities convertible into shares of Newinco and there are no shares of Newinco allotted for issuance.

              (xiv) The authorized capital of TVX Newmont consists of 100,000,000 Newinco preferred shares, 200,000,000 voting preferred shares and 200,000,000 common shares, in each case with a par value of U.S.$0.01 each, of which 41,239,500 Newinco preferred shares, 93,943,500 voting preferred shares and 93,943,600 common shares have been issued and are outstanding as fully paid and non-assessable. TVX Cayman is the owner of record of 93,943,600 common shares of TVX Newmont and Normandy Cayman is the owner of record of 41,239,500 Newinco preferred shares and 93,943,500 voting preferred shares of TVX Newmont. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of TVX Newmont or the issuance of any debt or securities convertible into shares of TVX Newmont, there are no outstanding debt or securities convertible into shares of TVX Newmont and there are no shares of TVX Newmont allotted for issuance.

              (xv) The authorized capital of Newinco Brazil consists of R$10,817,000 (reals), divided into 10,817,000 quotas with a par value of R$1.00 (one real) each, of which 10,817,000 quotas have been issued and are outstanding as fully paid and non-assessable. Newinco is the owner of record of 10,816,999 quotas of Newinco Brazil and TVX Brazil is the owner of record of 1 quota of Newinco Brazil. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Newinco Brazil or the issuance of any debt or securities convertible into shares of Newinco Brazil, there are no outstanding debt or securities convertible into shares of Newinco Brazil and there are no shares of Newinco Brazil allotted for issuance.

              (xvi) The authorized capital of TVX Newmont Holdings consists of 50,000 shares with a par value of U.S.$1.00 each, of which 40,002 shares have been issued and are outstanding as fully paid and non-assessable. TVX Newmont is the owner of record of all of the issued and outstanding shares of TVX Newmont Holdings. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of TVX Newmont Holdings or the issuance of any debt or securities convertible into shares of TVX Newmont Holdings, there are no outstanding debt or securities convertible into shares of TVX Newmont Holdings and there are no shares of TVX Newmont Holdings allotted for issuance.

              (xvii) The authorized capital of Miicre consists of 900,000 ordinary shares with a par value of U.S.$1.00 each, 100,000,000 redeemable 5% non-cumulative preferred shares with a par value of U.S.$1.00 each, and 140,000,000 redeemable retractable 10% non-cumulative preferred shares with a par value of Cdn.$1.00 each, of which 128,760,000 Cdn.$ preferred and 1 ordinary share have been issued and are outstanding as fully paid and non-assessable. TVX Newmont Holdings is the owner of record of all of the issued and outstanding shares of Miicre. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Miicre or the issuance of any debt or securities convertible into shares of Miicre, there are no outstanding debt or securities convertible into shares of Miicre and there are no shares of Miicre allotted for issuance.

             (xviii) The authorized capital of Cayman PI consists of 50,000 shares with a par value of U.S.$1.00 each, of which 101 shares have been issued and are outstanding as fully paid and non-assessable. TVX Newmont Holdings is the owner of record of all of the issued and outstanding shares of Cayman PI. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Cayman PI or the issuance of any debt or securities convertible into shares of Cayman PI, there are no outstanding debt or securities convertible into shares of Cayman PI and there are no shares of Cayman PI allotted for issuance.

             (xix) The authorized capital of Macaines consists of 500,000,000 ordinary shares with a par value of U.S.$1.00 each ranking pari passu with the existing shares, of which 158,000,100 shares have been issued and are outstanding as fully paid and non-assessable. Miicre is the owner of record of all of the issued and outstanding shares of Macaines. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Macaines or the issuance of any debt or securities convertible into shares of Macaines, there are no outstanding debt or securities convertible into shares of Macaines and there are no shares of Macaines allotted for issuance.

             (xx) The authorized capital of Mantos consists of 3,500,000 shares with no par value, of which 3,500,000 shares have been issued and are outstanding as fully paid and non-assessable. Macaines is the owner of record of 1,750,000 of the issued and outstanding shares of Mantos. Except as provided in the Material Contracts, there are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Mantos or the issuance of any debt or securities convertible into shares of Mantos, there are no outstanding debt or securities convertible into shares of Mantos and there are no shares of Mantos allotted for issuance.

             (xxi) The authorized capital of Montana consists of R$12,743,000.00 (reals), divided into 12,743,000 quotas with a par value of R$1.00 (one real) each, of which 12,743,000 quotas have been issued and are outstanding. IGM is the owner of record of all of the issued and outstanding shares of Montana. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of Montana or the issuance of any debt or securities convertible into shares of Montana, there are no outstanding debt or securities convertible into shares of Montana and there are no shares of Montana allotted for issuance.

             (xxii) The authorized capital of TVX Brazil consists of R$31,204,847.00 (reals), divided into 23,479,141 quotas, with a par value of R$1.33 (one real thirty three cents) each, of which 23,479,141 quotas have been issued and are outstanding. Cayman PI is the owner of record of 13,339,491 quotas of TVX Brazil and Montana is the owner of record of 10,139,650 quotas of TVX Brazil. Expect as provided in the Material Contracts, there are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of TVX Brazil or the issuance of any debt or securities convertible into shares of TVX Brazil, there are no outstanding debt or securities convertible into shares of TVX Brazil and there are no shares of TVX Brazil allotted for issuance.

             (xxiii) The authorized capital of IGM consists of 900,000 ordinary shares with a par value of U.S.$1.00 each, 60,000,000 redeemable 5% non-cumulative preferred shares with a par value of U.S.$1.00 each and 40,000,000 redeemable retractable 10% non-cumulative preferred shares with a par value of Cdn.$1.00 each, of which 5,012 ordinary shares and 19,363,000 Cdn.$ preferred shares have been issued and are outstanding as fully paid and non-assessable. TVX Newmont Holding is the owner of record of all of the issued and outstanding shares of IGM. There are no outstanding warrants, options or other agreements which require or may require the issuance of any shares of IGM or the issuance of any debt or securities convertible into shares of IGM, there are no outstanding debt or securities convertible into shares of IGM and there are no shares of IGM allotted for issuance.

       (r) IRB LOAN AGREEMENT. As of the date hereof, the aggregate outstanding principal amount of the advances under the IRB Loan Agreement is U.S. $25,000,000.

       (s) SIGNIFICANT MATERIAL SUBSIDIARIES AND PARTNERSHIPS. There are no Significant Material Subsidiaries other than the Obligors and those Significant Material Subsidiaries which are hereafter identified in compliance certificates delivered to the Administrative Agent pursuant to Section 11.1(a)(iii). No Company is, directly or indirectly, a member of, or a partner or participant in, any partnership, joint venture or syndicate where the joint liability arising from such membership or participation could reasonably be expected to have a Material Adverse Effect.

       (t) CORPORATE STRUCTURE. As at the date hereof, and hereafter, except as such information may change as a result of a transaction permitted hereby and reported to the Administrative Agent in accordance with Section 11.1(a)(iii), the chart attached hereto as Schedule H accurately sets out the corporate structure of the Borrowers and all of their Subsidiaries and evidences (i) intercorporate share ownership and (ii) ownership of mines.

       (u)    SOLVENCY AFTER DRAWDOWN. On an unconsolidated basis,

              (i) the assets of each U.S. Borrower shall exceed its respective liabilities, including contingent liabilities;

              (ii) the capital of each U.S. Borrower shall not be unreasonably small to conduct its respective business; and (iii) no U.S. Borrower shall have incurred debts, nor shall have intended to incur debts, beyond its respective ability to pay such debts as they mature.

              (v) EMPLOYEE BENEFIT PLANS. Each of the ERISA Companies has fulfilled in all material respects its obligations under the minimum funding standards of Section 302 of ERISA and
                     Section 412 of the Code with respect to each Plan and is in material compliance with all other applicable provisions of ERISA. No U.S. Borrower nor any ERISA Affiliate has incurred any Withdrawal Liability that could reasonably expected to have a Material Adverse Effect. None of the ERISA Companies has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA.

       (w) REGULATION U OR X. None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any credit obtained hereunder shall be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

       (x) ASSETS INSURED. The property and assets of the Companies are insured with insurers, in amounts, for risks and otherwise which are reasonable in relation to such property and assets (subject to the amount of such deductibles as are reasonable and normal in the circumstances) against loss or damage, and there has been no default or failure by the party or parties insured under the provisions of such policies of insurance maintained which would prevent the recovery by the Companies insured thereunder of the full amount of any material insured loss.

       (y) REAL PROPERTY. As at the date hereof, and hereafter, except as such information may change as a result of a transaction permitted hereby and reported to the Administrative Agent in accordance with
              Section 11.1(i), none of the Obligors, other than Melba Creek, Fairbanks U.S., TVX Gold, EB Mines and Kinross Canada, own any material real property, Melba Creek owns no material real property other than its 51% interest in the Fort Knox Deposit, Fairbanks U.S. owns no material real property other than (i) its 49% interest in the Fort Knox Deposit and (ii) its 100% interest in the True North Deposit and in the Ryan Lode Deposit, TVX Gold owns no material real property other than its joint venture interest in respect of the gold mine near Pickle Lake, Ontario known as the Musselwhite Mine and its joint venture interest in respect of the gold mine near Snow Lake, Manitoba known as the New Britannia Mine, EB Mines owns no material real property other than the gold mine located in Nunavut Territory and known as the Lupin Mine, and Kinross Canada owns no material real property other than its joint venture interest in respect of the gold mine near Timmins, Ontario known as the Dome Mine and the Hoyle Pond Mine.

       (z) MATERIAL CONTRACTS. Each of the Material Contracts is in full force and effect, and, except as disclosed in the Management Information Circular, the Borrowers, as at the date hereof, are not aware of any actual or alleged outstanding material defaults thereunder.

       (aa) EXISTING MARGINED AGREEMENTS. There are no Existing Margined Agreements other than those described in Schedule T.


       (bb) TEMPORARY LETTERS. Schedule L fully describes all Temporary Letters as of the date hereof and the amount of the contingent liability of the Obligors thereunder as of the date hereof.

       (cc) GUARANTEE OBLIGATIONS. There are no Guarantee Obligations of any Obligor which have been incurred other than in the ordinary course of the relevant Obligor's business.

       (dd) NO OMISSIONS. None of the representations and statements of fact set forth in this Section 10.1 omits to state any material fact necessary to make any such representation or statement of fact not misleading in any material respect.

10.2   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

       All of the representations and warranties of the Borrowers contained in
Section 10.1 shall survive the execution and delivery of this agreement until all credit outstanding hereunder has been repaid in full and the Credit Facility has been terminated, notwithstanding any investigation made at any time by or on behalf of the Administrative Agent or any of the Lenders.

                                   ARTICLE 11
                                    COVENANTS

11.1   AFFIRMATIVE COVENANTS

       The Borrowers hereby covenant and agree with the Administrative Agent and the Lenders that, until all credit outstanding hereunder has been repaid in full and the Credit Facility has been terminated, and unless waived in writing in accordance with Section 14.14:

       (a) FINANCIAL REPORTING. The Borrowers shall furnish the Administrative Agent with the following statements and reports (with sufficient copies for all of the Lenders):

              (i) within 120 days after the end of each Fiscal Year, copies of the audited consolidated financial statements of Kinross Canada for such Fiscal Year and the auditors' report thereon together with unaudited segmented financial statements for such Fiscal Year in respect of specified entities and mines, in form and substance satisfactory to the Administrative Agent, and a chart setting out the corporate structure of the Borrowers and all of their Subsidiaries, whether direct or indirect, and evidencing (i) intercorporate share ownership and (ii) mine ownership;

              (ii) within 45 days after the end of each Fiscal Quarter, copies of the unaudited consolidated financial statements of Kinross Canada together with unaudited segmented financial statements for such Fiscal Quarter in respect of specified entities and mines, in form and substance satisfactory to the Administrative Agent;

              (iii) concurrent with the deliveries of financial statements pursuant to clauses (i) and (ii) above, a duly executed and completed compliance certificate, in the form attached as Schedule B hereto and signed by a senior financial officer of Kinross Canada;

              (iv) within 45 days after the end of each Fiscal Quarter, a report summarizing the commodity, interest rate and foreign exchange risk management activities of the Companies;

              (v) within 120 days after the end of each Fiscal Year from and including the Fiscal Year ending December 31, 2003, a report, prepared by Kinross Canada and reviewed by one of the Independent Engineers, detailing Kinross Canada's estimated consolidated future reclamation and closure costs;

              (vi) within 120 days after the end of each Fiscal Year, an annual budget (including a cash flow forecast, gold production projections and a capital expenditures plan) of Kinross Canada in respect of the next period of three Fiscal Years including the then current Fiscal Year;

              (vii) within 15 days after the end of each calendar month, a detailed report on the Unencumbered Domestic Cash Balance as at the last day of such calendar month;

              (viii) concurrent with disclosure provided to U.S. regulatory authorities on an annual basis, copies of such disclosure as it relates to Guarantee Obligations of the Obligors; and

              (ix) such other statements, reports and information as the Administrative Agent on the instructions of the Majority Lenders may reasonably request from time to time.

       (b) COPIES OF PUBLIC FILINGS. Kinross Canada shall, upon request, furnish the Administrative Agent with copies of all documents which are filed by any of the Companies with the Ontario Securities Commission or with any similar Official Body in any other jurisdiction in compliance with applicable securities legislation.

       (c) USE OF PROCEEDS. The Borrowers shall apply all of the proceeds of the credit obtained under the Credit Facility to repay in full the Existing Credit Agreement (other than the Existing Letters and accrued fees thereon) and to assume outstanding letters of credit as Letters or issue Letters to replace outstanding letters of credit and otherwise for working capital requirements and general operating purposes.

       (d) INSURANCE. The Borrowers shall, and shall cause each Guarantor to, insure and keep insured, with insurers, for risks, in amounts and otherwise upon terms (including, without limitation, the undertaking of the insurer to give the Administrative Agent 30 days' written notice of the cancellation of the policy) satisfactory to the Administrative Agent acting reasonably, all of the Secured Assets, with the Administrative Agent, for and on behalf of the Finance Parties, named as loss payee and additional insured as their interest may appear with respect to all property, boiler and machinery insurance. The Borrowers shall deliver to the Administrative Agent certificates of insurance (Accord form or equivalent) or if required certified copies of all of the insurance policies, riders and endorsements relating to the aforesaid insurance. The covenants contained in this Section 11.1(d) shall, without duplication, be in addition to any covenants relating to insurance which are contained in any of the Security Documents. The Borrowers shall promptly notify the Administrative Agent of any material loss, damage, or destruction to the Secured Assets or arising from their use, whether or not covered by insurance. In the absence of any Default or Event of Default, and provided that the aggregate amount of such proceeds does not exceed $5,000,000, or such proceeds exceed $5,000,000 but the Borrowers have promptly provided to the Administrative Agent a detailed report on the proposed uses of such proceeds, the Borrowers shall have the right to determine whether, and to what extent, such insurance proceeds shall be used for repair or replacement. If, however, any Default or Event of Default shall be continuing, or the aggregate amount of such insurance proceeds exceeds $5,000,000 and the Borrowers have not promptly provided to the Administrative Agent a detailed report on the proposed uses of such proceeds, the Majority Lenders may determine, in their sole discretion, whether the proceeds shall be used for repair or replacement. If neither an Event of Default nor a Default exists, and aggregate proceeds of such insurance do not exceed $5,000,000 or such proceeds exceed $5,000,000 but the Borrowers have promptly provided to the Administrative Agent a detailed report on the proposed uses of such proceeds, the Borrowers or any Guarantor, as the case may be, may negotiate a settlement regarding such proceeds with the insurance company and the Administrative Agent shall forward such proceeds to the Borrower or Guarantor, as the case may be. If, however, an Event of Default or a Default exists, or the aggregate amount of insurance proceeds exceeds $5,000,000 and the Borrowers have not promptly provided to the Administrative Agent a detailed report on the proposed uses of such proceeds, the Administrative Agent shall collect such insurance proceeds directly and no Obligor shall enter into any settlement agreement with the applicable insurance company without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld. At any time that the Security has become enforceable, such insurance proceeds shall be treated as Proceeds of Realization and applied as provided herein.

       (e) ACCESS TO SENIOR FINANCIAL OFFICERS. Upon the request of the Administrative Agent at reasonable intervals, the Borrowers shall, and shall cause each Material Subsidiary to, make available its senior financial officers to answer questions concerning such Company's business and affairs.

       (f) REIMBURSEMENT OF EXPENSES. The Borrowers shall (i) reimburse the Co-Lead Arrangers and Administrative Agent, on demand, for all reasonable out-of-pocket costs, charges and expenses incurred by or on behalf of the Administrative Agent (including, without limitation, the reasonable fees, disbursements and other charges of one primary counsel and any local or special counsel to the Co-Lead Arrangers and the Administrative Agent, of the Independent Engineers and of any mining title consultant retained by the Administrative Agent as well the costs of any engineering reports and environmental audits and studies as required by the Administrative Agent) in connection with the negotiation, preparation, execution, delivery, syndication, administration and interpretation of the Credit Documents and the closing documentation ancillary to the completion of the transactions contemplated hereby and any amendments and waivers hereto (whether or not consummated or entered into), the charges of Intralinks and any lien search fees and lien registration fees and (ii) reimburse the Co-Lead Arrangers, the Administrative Agent and the Lenders, on demand, for all reasonable out-of-pocket costs, charges and expense incurred by or on behalf of any of them (including the fees, disbursements and other charges of counsel) in connection with the enforcement of the Credit Documents.

       (g) NOTICE OF EXPROPRIATION OR CONDEMNATION. The Borrowers shall promptly notify the Administrative Agent of the commencement or the written threat of any expropriation or condemnation of any of the Secured Assets or of the institution of any proceedings related thereto.

       (h) INSPECTION OF ASSETS AND OPERATIONS. The Borrowers shall, and shall cause each Material Subsidiary to, permit representatives of the Administrative Agent from time to time and representatives of the Lenders (but no more than once in any particular Fiscal Year with respect to any particular Lender) to inspect the Secured Assets and for that purpose to enter on any property which is owned and controlled by the Borrowers or the Material Subsidiaries and where any of the Secured Assets may be situated during reasonable business hours and, unless a Default has occurred and is continuing, upon reasonable notice.

       (i) CHANGE OF NAME, OFFICE OR OTHER INFORMATION. The Borrowers shall notify the Administrative Agent in writing (i) promptly of any change in (A) the corporate name of any Obligor; (B) the location of the principal place of business, chief executive office or head office of any Obligor; (C) the jurisdiction of incorporation of any Obligor; or (D) the jurisdictions in which tangible property of any Obligor is located; (ii) not less than 10 Banking Days prior to the closing thereof, of any transaction permitted hereby which will result in any change in the information set out in the representations made in Section 10.1(q); and (iii) at the time that they deliver their next Compliance Certificate, the description of any additional real property acquired by any Obligor.

       (j) CORPORATE EXISTENCE. Other than as permitted pursuant to the proviso in Section 11.2(b), the Borrowers shall, and shall cause each Material Subsidiary to, maintain its corporate existence in good standing and qualify and remain duly qualified to carry on business and own property in each jurisdiction in which such qualification is necessary.

       (k) CONDUCT OF BUSINESS. The Borrowers shall, and shall cause each Material Subsidiary to, conduct its business in such a manner so as to comply with all laws and regulations (including, without limitation, Environmental Laws), so as to observe and perform all its obligations under leases, licences and agreements necessary for the proper conduct of its business and so as to preserve and protect its property and assets and the earnings, income and profits therefrom where such non-compliance, non-observance or non-performance could reasonably be expected to have a Material Adverse Effect. The Borrowers shall, and shall cause each Material Subsidiary to, perform all obligations incidental to any trust imposed upon it by statute and shall ensure that any breaches of the said obligations and the consequences of any such breach shall be promptly remedied. The Borrowers shall, and shall cause each Material Subsidiary to, obtain and maintain all licenses, permits, government approvals, franchises, authorizations and other rights necessary for the operation of its business where failure to do so could reasonably be expected to have a Material Adverse Effect.

       (l) TAXES. The Borrowers shall pay, and shall cause each Material Subsidiary to pay, all material taxes, rates, government fees and dues levied, assessed or imposed upon it and upon its property or assets or any part thereof, as and when the same become due and payable, save and except when and so long as the validity of any such taxes, rates, fees, dues, levies, assessments or imposts is being contested in good faith by appropriate proceedings and reserves are being maintained in accordance with generally accepted accounting principles while forfeiture of any part of its property or assets may result from the failure to so pay during the period of any such contest.

       (m) NOTICE OF LITIGATION. The Borrowers shall promptly notify the Administrative Agent of any actions, suits, inquiries, claims or proceedings (whether or not purportedly on behalf of any Company) commenced or threatened in writing against or affecting any Company before any Official Body which in any case or in the aggregate could reasonably be expected to have a Material Adverse Effect.

       (n) ENVIRONMENTAL MATTERS. The Borrowers shall, and shall cause each Material Subsidiary to, as soon as practicable and in any event within 30 days, notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, which claims, complaints, notices or inquiries relate to matters which could reasonably be expected to have a Material Adverse Effect, and shall proceed diligently to resolve any such claims, complaints, notices or inquiries relating to compliance with Environmental Laws and provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 11.1(n).

       (o) TANGIBLE NET WORTH. The Borrowers shall, as at the last day of each Fiscal Quarter, maintain Tangible Net Worth in an amount greater than the aggregate of:

              (i) an amount expressed in U.S. dollars which is equal to 80% of the Tangible Net Worth of Kinross Canada as at January 31, 2003, following the completion of the Transaction, as shown on the opening consolidated balance sheet of Kinross Canada ; and

              (ii) the aggregate of 50% of Net Income for each Fiscal Quarter after the Fiscal Quarter ending March 31, 2003 which has been completed on or before the date of determination and, for the purposes of this covenant, (x) if Net Income for any Fiscal Quarter is a negative amount, it shall be deemed to be equal to zero and (y) Net Income shall be calculated for Kinross Canada on a consolidated basis.

       (p) INTEREST COVERAGE RATIO. The Borrowers shall, for each Fiscal Quarter, maintain the Interest Coverage Ratio in an amount greater than or equal to 4.5:1.

       (q) LEVERAGE RATIO. The Borrowers shall, for each Fiscal Quarter, maintain the Leverage Ratio in an amount less than or equal to 3.0:1.

       (r) UNENCUMBERED DOMESTIC CASH BALANCE. The Borrowers shall, and shall cause other Obligors to, at all times, maintain an Unencumbered Domestic Cash Balance of greater than or equal to the aggregate of:

              (i) (A) up to and including December 31, 2003, the Total Commitment Amount at such date less U.S.$95,000,000, (B) from January 1, 2004 to December 31, 2004, the Total Commitment Amount at such date less U.S.$80,000,000, and
                     (C) from and after January 1, 2005, the Total Commitment Amount at such date less U.S.$65,000,000; and

              (ii) the product obtained by multiplying (A) the greater of (i) zero and (ii) U.S.$280 less the Projected Realized Price at such date, by (B) the Projected Production at such date.

       (s) PROVEN AND PROBABLE RESERVES. As at the last day of each Fiscal Quarter, the forecast of the aggregate Reserves from producing properties to the extent of the interests of the Companies therein (excluding those properties located in Russia, Greece or Zimbabwe) which will exist on the date immediately following the Maturity Date shall exceed 5,000,000 ounces.

       (t) FORT KNOX MINE. Kinross Canada shall, directly or indirectly, at all times maintain 100% ownership of the Fort Knox Mine.

       (u) INTERCOMPANY INDEBTEDNESS. The Borrowers shall cause all Indebtedness owing by any Obligor to any direct or indirect Subsidiary of Kinross Canada (other than to another Obligor) to be subordinated and postponed, pursuant to the Postponement and Subordination Undertaking, to the Secured Obligations of such Obligor for so long as a Default has occurred and is continuing.

       (v) INVESTMENT ACCOUNTS. The Borrowers shall, and shall cause each Guarantor to, maintain all cash and Cash Equivalents in the Investment Accounts. The Borrowers shall forthwith notify the Administrative Agent of any Investment Account established after the date hereof with a financial institution other than the Lenders and shall further provide to the Administrative Agent the requested form of acknowledgement from such other financial institution with respect to such Investment Account. The Borrowers shall cause the Non-Guaranteeing Subsidiaries, other than the Greek, Russian and Zimbabwian Subsidiaries, and the Obligors that do not maintain an Investment Account to promptly Distribute all cash balances, subject to appropriate working capital reserves, to an Obligor that maintains an Investment Account.

       (w) ERISA. The Borrowers shall, and shall cause each ERISA Affiliate to, furnish to the Administrative Agent:

              (i) promptly after receipt thereof (but in no event later than 30 days after such receipt), a copy of any notice any ERISA Company receives after the date of this agreement from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan or Plans, if such termination or appointment would result in a Material Adverse Effect;

              (ii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required instalment or other payment with respect to a Plan, a statement of a financial officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC, but only if such failure to make a required instalment would result in a Material Adverse Effect; and

              (iii) promptly and in any event within 30 days after receipt thereof by any ERISA Company from the sponsor of a Multiemployer Plan, a copy of each notice received by any ERISA Company concerning (A) the imposition of any Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA, but only if the imposition of such withdrawal liability, in the case of clause (A), or such termination or reorganization, in the case of clause (B), would result in a Material Adverse Effect.

       (x) BOOKS AND RECORDS. The Borrowers shall, and shall cause the Material Subsidiaries to, keep proper books of account and records covering all its business and affairs on a current basis, make full, true and correct entries of its transactions in such books, set aside on its books from their earnings all such proper reserves as required by generally accepted accounting principles and permit representatives of the Administrative Agent to inspect such books of account, records and documents and to make copies therefrom during reasonable business hours and upon reasonable notice and to discuss the affairs, finances and accounts of such Company with its auditors during reasonable business hours and upon reasonable notice.

       (y) NOTICE OF DEFAULT OR EVENT OF DEFAULT. Upon the occurrence of either a Default or an Event of Default of which any Borrower is aware, such Borrower shall promptly deliver to the Administrative Agent a notice specifying the nature and date of occurrence of such Default or Event of Default, such Borrower's assessment of the duration and effect thereof and the action which such Borrower proposes to take with respect thereto.

       (z) MATERIAL CONTRACTS. The Borrower shall provide to the Administrative Agent a copy of each amendment to any of the provisions of any of the Material Contracts at the time that it delivers its next Compliance Certificate pursuant to Section 11.1(a).

       (aa) ADDITIONAL GUARANTORS. Upon the direct or indirect formation or acquisition by Kinross Canada of a Material Subsidiary or upon a Subsidiary of Kinross Canada becoming a Material Subsidiary, unless such Subsidiary is already an Obligor, one of the Greek, Russian and Zimbabwian Subsidiaries or such Subsidiary is designated in writing as a Non-Guaranteeing Subsidiary by the Majority Lenders, Kinross Canada shall forthwith cause such Subsidiary to deliver to the Administrative Agent all of the documents referred to in Sections 12.2(b), (c), (h), (i), (j) and
              (k) as such documents would relate to such Subsidiary as a Guarantor, whereupon such Subsidiary shall become an Additional Guarantor for all purposes of this agreement.

       (bb) ADDITIONAL BORROWERS. By written notice given to the Administrative Agent with the written consent of all of the Lenders in their sole and absolute discretion, Kinross Canada may designate any wholly-owned Subsidiary as an Additional Borrower and such Subsidiary shall become an Additional Borrower upon the delivery to the Administrative Agent of all of the documents referred to in Sections 12.2(b), (c), (h), (i), (j) and (k) as such documents would relate to such Subsidiary as a Borrower and a duly executed Borrower Instrument of Adhesion.

       (cc) TEMPORARY LETTERS. The Borrowers shall use commercially reasonable efforts to replace all of the Temporary Letters with Letters on or prior to July 31, 2003.

11.2   RESTRICTIVE COVENANTS

                  The Borrowers hereby covenant and agree with the Administrative Agent and the Lenders that, until all credit outstanding hereunder has been repaid in full and the Credit Facility has been terminated, and unless waived in writing in accordance with Section 14.14:

       (a) LIENS. The Borrowers shall not, and shall not permit or suffer any Material Subsidiary to, enter into or grant, create, assume or suffer to exist any Lien affecting any of their respective properties, assets or undertaking, whether now owned or hereafter acquired, save and except only for the Permitted Liens.

       (b) CORPORATE EXISTENCE. The Borrowers shall not, and shall not permit or suffer any Material Subsidiary to, take part in any amalgamation, merger, dissolution, winding up, corporate reorganization, capital reorganization or similar proceeding or arrangement or discontinue any businesses; provided, however, that the foregoing shall not prohibit amalgamations or corporate reorganizations solely between two or more Obligors or solely between two or more Material Subsidiaries that are not Obligors provided (x) notice of such amalgamation or corporate reorganization (and reasonable details thereof) has been provided by the Borrowers to the Administrative Agent ten Banking Days before the proposed implementation date of such amalgamation or corporate reorganization and (y) the Administrative Agent is satisfied, in its sole discretion acting reasonably, that the completion of such amalgamation or corporate reorganization would not adversely affect any rights of the Administrative Agent or any of the Lenders under any Guarantee or any Security Document and
              (z) no Default or Event of Default has occurred and is continuing at the time of such proposed implementation and no Default or Event of Default would arise immediately thereafter.

       (c) DISPOSITION OF ASSETS. Kinross Canada shall not suffer or permit the sale or other disposition of all or substantially all of the assets of any operating mine which is owned by any Company or all or substantially all of the direct or indirect interest of any Company in any operating mine. Kinross Canada shall not suffer or permit the sale or other disposition of any of the shares of the Companies. The Borrowers shall not, and shall not suffer or permit any of the Material Subsidiaries to, sell or otherwise dispose of any of their respective assets by way of Sale Leaseback, other than in connection with Capital Leases permitted hereby. The foregoing prohibitions and any prohibitions in any Security Documents on sale or other disposition shall not prohibit (x) the Companies allowing mineral claims to lapse on the Undeveloped Portion of the Fort Knox Mine or (y) the Companies selling or granting participating interests (by way of joint venture, farm-out or otherwise) with respect to the Undeveloped Portion of the Fort Knox Mine. Notwithstanding any prohibitions herein or in any Security Documents in respect of the sale or other disposition of any property of the Companies, the Companies shall be entitled to sell or otherwise dispose of, free and clear of the Security,
              (A) inventory and worn out, unserviceable or obsolete equipment in the ordinary course of business, (B) Non-Core Assets for their fair market value provided that no Default has occurred and is continuing at the time of such sale or disposition and (C) other assets in the ordinary course of business for fair market value, provided that no Default has occurred and is continuing at the time of such sale or disposition and the aggregate gross proceeds of such sales and dispositions do not exceed $10,000,000 in any Fiscal Year. The Administrative Agent shall execute and deliver, at the sole expense of the Borrowers, all such partial releases and discharges as the Borrowers may reasonably require in respect of any sale or other disposition of property permitted hereunder.

       (d) CAPITAL AND EXPLORATION EXPENDITURES. The aggregate amount of Capital Expenditures and Exploration Expenditures during any Fiscal Year shall not exceed $80,000,000.

       (e) GOLD HEDGING CONTRACTS. The Borrowers shall not, and shall not suffer or permit the Material Subsidiaries to, have outstanding any gold hedging contracts which create matured or contingent obligations to deliver gold in the aggregate in excess of 75% of the projected production of the Companies in any future 12 month period, such projected production (x) to be based upon the most recent budget of Kinross Canada delivered to the Administrative Agent pursuant to Section 11.1(a)(vi), such budget to be in substantially the form previously delivered by Kinross Canada to the Administrative Agent and (y) to be based on assumptions acceptable to the Majority Lenders, acting reasonably.

       (f) REGULATION U OR X. The Borrowers shall not, and shall not suffer or permit any Material Subsidiary to, engage in the business of extending credit for the purpose of purchasing or carrying margin stock. The Borrowers shall not use any of the proceeds of any credit extended hereunder to "purchase" or "carry" any "margin stock" as defined in Regulation U of the F.R.S. Board.

       (g) HEDGING AGREEMENTS. The Borrowers shall not, and shall not suffer or permit any Material Subsidiary to, enter into any Hedging Agreement or derivative contract for speculative purposes or enter into any Hedging Agreement with any counterparty on a margined basis. This covenant shall not apply to any Hedging Agreements (collectively, the "EXISTING MARGINED AGREEMENTS") entered into on a margined basis by any of TVX Gold, EB Mines or their respective Subsidiaries prior to the completion of the Transaction, provided there are no further trades under any particular Existing Margined Agreement after the date hereof until such Existing Margined Agreement ceases to be on a margined basis. The Borrowers shall, on or prior to July 31, 2003, terminate the Existing Margined Agreements or amend them so that they are no longer on a margined basis. Each Lender hereby consents to all Liens created by any Security Documents in any rights of any Obligors in or to any Hedging Agreements to which such Lender is a party.

       (h) AMENDMENTS. The Borrowers shall not suffer or permit any amendment, modification, supplement, replacement, waiver or termination to or of any provision of the IRB Loan Agreements to the extent such amendments relate to rate, amortization, term or security and are adverse to the interests of the

              Borrowers. The Borrowers shall not suffer or permit any termination of any of the Material Contracts and, except in accordance with commercially reasonable and prudent mining practices, shall not suffer or permit any amendment, modification, supplement, replacement or waiver of a material nature to or of any provision of any Material Contract. The Borrowers shall not, and shall not suffer or permit any of the Material Subsidiaries to, amend their articles of incorporation, other than to effect a transaction permitted hereunder or for changes that are to be reported to the Administrative Agent pursuant hereto, provided that the Borrowers are not in default of such reporting obligation.

       (i) DISTRIBUTIONS. Except as set forth in the following sentence, the Borrowers shall not, and shall not suffer or permit the Material Subsidiaries to, make any Distribution (except to an Obligor). The Borrowers may make, suffer or permit the following Distributions:

              (i) scheduled payments of interest with respect to any Indebtedness of an Obligor which is subordinated to the Secured Obligations of such Obligor;

              (ii) Distributions not to exceed U.S. $3,100,000 in the aggregate with respect to the redemption of the redeemable, retractable preferred shares of Kinross Canada, provided always that any such Distribution is in accordance with the terms of such shares as they existed as of March 8, 2000 and the source of funds for such Distributions is the issuance of common equity;

              (iii) Distributions with respect to the Series B Shares of Kinam Gold, provided always that any such Distribution is in accordance with terms of such shares as they existed at the date hereof and such Distributions to Persons other than Obligors do not exceed U.S. $1,500,000 in the aggregate in any Fiscal Year;

              (iv) Distributions with respect to the payment of dividends with respect to the redeemable, retractable preferred shares of Kinross Canada, provided always that any such Distribution is in accordance with the terms of such shares as they existed as of March 8, 2000; and

              (v) Distributions in any Fiscal Year in respect of defeasance or repurchase transactions relating to the Permitted Debentures (A) not exceeding $5,000,000 in any Fiscal Year if the source of funds for such Distributions is the issuance of common equity prior to the date hereof; and (B) without limit in any Fiscal Year if the source of the funds for such Distribution is the issuance of common equity after the date hereof;

              in each case provided (x) no Default has occurred and is continuing at the time of making any such Distribution and (y) no Default would arise immediately after the making of any such Distribution.

       (j) INDEBTEDNESS. The Borrowers shall not, and shall not suffer or permit any Material Subsidiary to, create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

       (k) INVESTMENTS. The Borrowers shall not, and shall not permit any of the Material Subsidiaries to, make any Investments in any Person, except:

              (i) extensions of trade credit and asset purchases in the ordinary course of business;

              (ii)   Permitted Portfolio Investments;

              (iii) to the extent permitted by applicable law, loans and advances to officers, directors and employees of any Company (i) to finance the purchase of Shares of Kinross Canada provided that the aggregate principal amount of such loans and advances made in connection with all such acquisitions shall not exceed U.S. $1,000,000 and (ii) for additional purposes not contemplated by clause (i) above in an aggregate principal amount at any time outstanding with respect to this clause (ii) not exceeding U.S. $2,000,000.

              (iv) Investments constituting non-cash proceeds of sales, transfers and other dispositions of assets to the extent permitted by Section 11.2(c);

              (v)    Investments in any Obligor;

              (vi) additional Investments (including Investments constituting the acquisition of business units) in an aggregate amount not in excess of $20,000,000 in any Fiscal Year provided that any such Investment is made (A) to pay for environmental obligations; or (B) in the ordinary course of business, in the same line of business as the Obligors, for fair market value; and in each case, at a time when no Default has occurred and is continuing or would arise as a result of such Investment; (vii) Investments to the extent that payment for such Investments is made solely with Shares of Kinross Canada; and

              (viii) Capital Expenditures and Exploration Expenditures to the
                     extent permitted under Section 11.2(d).

11.3   PERFORMANCE OF COVENANTS BY ADMINISTRATIVE AGENT

       The Administrative Agent may, on the instructions of the Majority Lenders and upon notice by the Administrative Agent to the Borrowers, perform any covenant of the Borrowers under this agreement which the Borrowers fail to perform or cause to be performed and which the Administrative Agent is capable of performing, including any covenants the performance of which requires the payment of money, provided that the Administrative Agent shall not be obligated to perform any such covenant on behalf of the Borrowers and no such performance by the Administrative Agent shall require the Administrative Agent to further perform the Borrowers' covenants or shall operate as a derogation of the rights and remedies of the Administrative Agent and the Lenders under this agreement or as a waiver of such covenant by the Administrative Agent. Any amounts paid by the Administrative Agent as aforesaid shall be reimbursed by the Lenders in their Global Pro Rata Shares and shall be repaid by the Borrowers to the Administrative Agent on behalf of the Lenders on demand.

                                   ARTICLE 12
                    CONDITIONS PRECEDENT TO OBTAINING CREDIT

12.1   CONDITIONS PRECEDENT TO ALL CREDIT

       The obligation of the Lenders to extend credit hereunder is subject to fulfilment of the following conditions precedent on the date such credit is extended:

       (a)    the relevant Borrower shall have complied with the requirements of
              Article 4, Article 5 or Article 6, as the case may be, in respect of the relevant credit;

       (b) no Default has occurred and is continuing or would arise immediately after giving effect to or as a result of such extension of credit;

       (c)    the representations and warranties of the Borrowers contained in
              Section 10.1 shall be true and correct in all respects on the date such credit is extended as if such representations and warranties were made on such date (representations and warranties made as of the date hereof shall continue to refer to the date of this agreement and not to the date that the representations and warranties are deemed to have been repeated and representations and warranties that will change as a result of a transaction permitted hereby shall be deemed to have been amended to reflect such change provided that the Borrowers are not in default of their obligations to provide written notice thereof in accordance with Section 11.1(a) or (i)); and

       (d)    the Credit Facility has not been terminated pursuant to Section
              2.4.

12.2   CONDITIONS PRECEDENT TO INITIAL DRAWDOWN

       The obligation of the Lenders to extend credit for the first time hereunder is subject to fulfilment of the following conditions precedent on or before March 31, 2003:

       (a) the conditions precedent set forth in Section 12.1 have been fulfilled;

       (b) as continuing collateral security for the Secured Obligations, each Obligor has duly executed and delivered to the Administrative Agent the Security Documents to which it is a signatory, the Guarantors have duly executed and delivered to the Administrative Agent the Guarantees and the Borrowers have duly executed and delivered to the Administrative Agent the Borrower Guarantees;

       (c) the Administrative Agent has received, in form and substance satisfactory to the Administrative Agent:

              (i) a duly certified copy of the articles of incorporation, articles of amalgamation or similar documents and by-laws of each Obligor;

              (ii) a certificate of status or good standing for each Obligor issued by the appropriate governmental body or agency of the jurisdiction in which such Obligor is incorporated;

              (iii) a duly certified copy of the resolution of the board of directors of each Obligor authorizing it to execute, deliver and perform its obligations under each Credit Documents to which such Obligor is a signatory and a duly certified copy of the resolution of the board of directors (if required under the constating documents or by-laws of the Subsidiary) of each Pledged Subsidiary authorizing the pledge of all of its issued and outstanding shares to the Administrative Agent and any subsequent disposition thereof by the Administrative Agent in realizing on the security therein constituted by the relevant Security Documents;

              (iv) a certificate of an officer of each Obligor, in such capacity, setting forth specimen signatures of the individuals authorized to sign the Credit Documents to which such Obligor is a signatory;

              (v) a certificate of a senior officer of Kinross Canada, in such capacity, certifying that, to the best of his knowledge after due inquiry, no Default has occurred and is continuing or would arise immediately after giving effect to or as a result of such extension of credit;

              (vi) share certificates representing all of the issued and outstanding shares of each of the Pledged Subsidiaries, in each case duly endorsed in blank for transfer or attached to duly executed stock transfers and powers of attorney;

              (vii) copies of insurance policies, riders and endorsements, insurance binders, certificates of insurance and statements of coverage with respect to the insurance referred to in
                     Section 11.1(d);

              (viii) an opinion of each Obligor's counsel addressed to the
                     Lenders, the Administrative Agent and its counsel, relating to the status and capacity of each Obligor, the due authorization, execution and delivery and the validity and enforceability of the Credit Documents to which such Obligor is a party in the jurisdiction of incorporation of such Obligor and in the Province of Ontario and such other matters as the Administrative Agent may reasonably request;

              (ix) opinions of counsel to Melba Creek and Fairbanks U.S. with respect to the title to the Fort Knox Deposit, True North Deposit and Ryan Lode Deposit, respectively;

              (x) an opinion of the Administrative Agent's counsel with respect to such matters as may be reasonably required by the Administrative Agent in connection with the transactions hereunder (including, without limitation, the legality, validity and binding nature of the obligations of the Obligors under, and the enforceability against the Obligors of, the Credit Documents which are governed by the laws of the Province of Ontario);

              (xi) certified copies of the IRB Loan Agreements, each of the trust indentures under which the Industrial Revenue Bonds are issued and each of the Material Contracts; and

              (xii)  a true copy of the Management Information Circular;

       (d)    there has not occurred a Material Adverse Change;

       (e) all commitments of all lenders under the Existing Credit Agreement shall have been terminated and any collateral security therefor released and discharged;

       (f) the Co-Lead Arrangers shall be satisfied, in their sole and absolute discretion, with:

              (i) their review of all agreements evidencing Indebtedness of the Borrowers and their Subsidiaries;

              (ii) their review of all matters relating to the Transaction and to the Obligors and their respective assets, including a review of all joint venture documentation to which any Obligor is a party and an analysis of each such Obligor's access to cash flow from the relevant joint ventures and any restrictions on the ability of each such Obligor to sell or grant security in its interest in the relevant joint ventures;

              (iii) the results of the technical due diligence review of Kinross Canada's consolidated operating and closure properties conducted by the Independent Engineers, encompassing a comprehensive audit of the data and assumptions underlying Kinross Canada's financial projections and life of mine plans as well as an environmental review of Kinross Canada's closure plans and associated reclamation cost projections; and

              (iv) Kinross Canada's base case financial projections and capitalization;

       (g) the Combination and the JV Transaction shall have been completed on the basis set forth in the Management Information Circular;

       (h) the Administrative Agent has received the Postponement and Subordination Undertaking and the Environmental Indemnity Agreement, duly executed by all parties thereto;

       (i) the Administrative Agent and its counsel shall be satisfied, acting reasonably, that all necessary approvals, acknowledgements, directions and consents have been given and that all relevant laws have been complied with in respect of all agreements and transactions (including the Transaction) referred to herein;

       (j) all documents and instruments shall have been properly registered, recorded and filed in all places which, searches shall have been conducted in all jurisdictions which, and deliveries of all consents, approvals, acknowledgements, undertakings, directions, negotiable documents of title and other documents and instruments to the Administrative Agent shall have been made which, in the opinion of the Administrative Agent's counsel, acting reasonably, are desirable or required to make effective the Security created or intended to be created by the Obligors in favour of the Administrative Agent pursuant to the Security Documents and to ensure the perfection and the intended first-ranking priority of such security;

       (k) the Borrowers shall have paid to the Co-Lead Arrangers, the Administrative Agent and the Lenders all fees and expenses required to be paid on or before such initial extension of credit pursuant to the Credit Documents. Such fees shall include, without limitation, with respect to each Existing Letter, the payment by the relevant Borrowers of an amount equal to the amount that would have been payable by such Borrowers if such Existing Letter had been initially issued under this agreement (for the balance of its term); and

       (l) all current account documentation shall have been completed to the satisfaction of the Administrative Agent.

12.3   WAIVER

       The terms and conditions of Sections 12.1 and 12.2 are inserted for the sole benefit of the Administrative Agent and the Lenders, and the Lenders may waive them in accordance with Section 14.14, in whole or in part, with or without terms or conditions, in respect of any extension of credit, without prejudicing their right to assert the terms and conditions of Section 12.1 in whole or in part in respect of any other extension of credit.

12.4   IMPORT OF EXISTING LETTERS

       The parties acknowledge that the Issuing Lender has previously issued the Existing Letters for the account of Kinross Canada, Kinross U.S.A. and the other Companies under the Existing Credit Agreement and other credit arrangements. The parties hereby agree that, upon the date of the completion of the fulfilment of the conditions precedent set forth in Sections 12.1(b) to (d) and 12.2(b) to
(l), all Existing Letters shall be deemed to be Letters issued by the Issuing Lender under the Credit Facility, the provisions of this agreement shall henceforth apply thereto and supersede the Existing Credit Agreement and such other credit arrangements and any other reimbursement agreement previously executed by Kinross Canada in respect thereof and such deeming shall constitute the initial drawdown hereunder. For the purpose of Section 7.7, such letters shall be deemed to have been issued hereunder on the aforesaid date for a term equal to the balance of the term of the corresponding Existing Letter of Credit.

                                   ARTICLE 13
                              DEFAULT AND REMEDIES

13.1   EVENTS OF DEFAULT

       Upon the occurrence of any one or more of the following events, unless expressly waived in writing in accordance with Section 14.14:

       (a)    the breach by any Borrower of the provisions of Section 9.1;

       (b) the failure of any Obligor to pay any amount due under the Credit Documents (other than amounts due pursuant to Section 9.1) within three Banking Days after the payment is due;

       (c) the commencement by any Company or Mine Owner or by any other Person of proceedings for the dissolution, liquidation or winding up of such Company or Mine Owner or for the suspension of operations of such Company or Mine Owner (other than such proceedings commenced by another Person which are diligently defended and are discharged, vacated or stayed within thirty days after commencement);

       (d) if any Company or Mine Owner ceases or threatens to cease to carry on its business or is adjudged or declared bankrupt or insolvent or admits its inability to pay its debts generally as they become due or fails to pay its debts generally as they become due or makes an assignment for the benefit of creditors, petitions or applies to any tribunal for the appointment of a receiver or trustee for it or for any part of its property (or such a receiver or trustee is appointed for it or any part of its property), or commences (or any other Person commences) any proceedings relating to it under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect (other than such proceedings commenced by another Person which are diligently defended and are discharged, vacated or stayed within thirty days after commencement), or by any act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for any part of its property, or suffers the appointment of any receiver or trustee, sequestrator or other custodian;

       (e) if any representation or warranty made by any Obligor in this agreement or in any other document, agreement or instrument delivered pursuant hereto or referred to herein or any material information furnished in writing to the Administrative Agent by any Obligor proves to have been incorrect in any material respect when made or furnished and continues to be incorrect in any material respect for thirty days after the Administrative Agent has given Kinross Canada notice thereof;

       (f) if a writ, execution, attachment or similar process is issued or levied against all or any portion of the property of Obligor in connection with any judgment against it in an amount of at least $10,000,000, and such writ, execution, attachment or similar process is not released, bonded, satisfied, discharged, vacated or stayed within thirty days after its entry, commencement or levy;

       (g) the breach or failure of due observance or performance by any Obligor of any covenant or provision of any Credit Document (other than those previously referred to in this Section 13.1) or of any other document, agreement or instrument delivered pursuant hereto or thereto or referred to herein or therein to which the Administrative Agent or any of the Lenders is a party and such breach or failure continues for ten Banking Days after the Administrative Agent has given Kinross Canada notice of such breach or failure;

       (h) if one or more encumbrancers, liens or landlords take possession of any part of the property of any Obligor or attempt to enforce their security or other remedies against such property (other than at the expiry of the relevant lease) and their claims remain unsatisfied for such period as would permit such property to be sold thereunder and such property which has been repossessed or is capable of being sold has an aggregate fair market value of at least $3,000,000;

       (i) if an event of default under any one or more agreements, indentures or instruments, under which any Company has outstanding Indebtedness (other than Non-Recourse Indebtedness) in an amount of at least $10,000,000 or under which another Person has outstanding Indebtedness in an amount of at least $10,000,000 which is guaranteed by any Company, shall happen (with all applicable grace periods having expired) and be continuing, or if any Indebtedness of or guaranteed by any Company in an amount of at least $10,000,000 which is payable on demand is not paid on demand;

       (j) if any Company shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Indebtedness in an amount of at least $10,000,000 when and as the same shall become due and payable after giving effect to any applicable grace periods and such failure is continuing;

       (k) any Person or combination of Persons acting in concert acquires direct or indirect beneficial ownership of more than 50% of the outstanding voting securities of Kinross Canada;

       (l) any ERISA Company shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Section 4062, 4063 or 4064 of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any ERISA Company, any plan administrator or any combination of the foregoing if such termination would result in a Material Adverse Effect; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan, if such action by the PBGC would result in a Material Adverse Effect; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
              Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more ERISA Companies to incur a current annual payment obligation in excess of $1,000,000;

       (m) the breach or failure of due observance by any of the Subsidiaries of the Borrowers (other than the Companies) of any of the covenants or provisions under the Postponement and Subordination Undertaking;

       (n) any one or more of the Credit Documents is determined by a court of competent jurisdiction not to be a legal, valid and binding obligation of any Obligor which is a party thereto, enforceable by the Administrative Agent, the Lenders or any of them against such Obligor and such Credit Document has not been replaced by a legal, valid, binding and enforceable document which is equivalent in effect to such Credit Document, assuming such Credit Document had originally been legal, valid, binding and enforceable, in form and substance acceptable to the Administrative Agent, within 30 days of such determination, provided, however, that such grace period shall only be provided if such Obligor actively co-operates with the Administrative Agent to so replace such Credit Document; or

       (o)    a Material Adverse Change occurs;

the Administrative Agent (with the approval and instructions of the Majority Lenders) may, by notice to the Borrowers, terminate the Credit Facility (provided, however, that the Credit Facility shall automatically terminate, without notice of any kind, upon the occurrence of an event described in clause
(c) or (d) above) and the Administrative Agent (with the approval and instructions of the Majority Lenders) may, by the same or further notice to the Borrowers, declare all indebtedness of the Borrowers to the Lenders pursuant to this agreement (including (i) the present value of the face amount of all Bankers' Acceptances issued and outstanding hereunder based on their respective maturity dates, such present value to be calculated using a discount rate equal to the yield of Government of Canada treasury bills having a similar maturity date and (ii) the then contingent liability of the Issuing Lender under all Letters) to be immediately due and payable whereupon all such indebtedness shall immediately become and be due and payable and the Security shall become immediately enforceable without further demand or other notice of any kind, all of which are expressly waived by the Borrowers (provided, however, that all such indebtedness of the Borrowers to the Lenders shall automatically become due and payable and the Security shall become immediately enforceable, without notice of any kind, upon the occurrence of an event described in clause (c) or (d) above). Upon the payment by the Canadian Borrowers to the Canadian Lenders of the present value of the face amount of all Bankers' Acceptances issued and outstanding hereunder, the Canadian Borrowers shall have no further liability to the Canadian Lenders with respect to such Bankers' Acceptances. Upon the payment by the Borrowers to the Issuing Lender of the then contingent liability under all outstanding Letters, the Borrowers shall have no further liability to the Issuing Lender with respect to such Letters.

13.2   REFUND OF OVERPAYMENTS

       With respect to each Letter for which the Issuing Lender has been paid all of its contingent liability pursuant to Section 9.1, 9.6 or Section 13.1 and provided that all amounts due by the Borrowers to the Issuing Lender under
Section 9.1, 9.6 and Section 13.1 have been paid, the Issuing Lender agrees to pay to the Borrowers, upon the later of

       (a) if the Letter is subject to an Order, the date on which any final and non-appealable order, judgment or other determination has been rendered or issued either permanently enjoining the Issuing Lender from paying under such Letter or terminating any outstanding Order; and

       (b)    the earlier of:

              (i) the date on which either the original counterpart of such Letter is returned to the Issuing Lender for cancellation or the Issuing Lender is released by the beneficiary thereof from any further obligations in respect of such Letter;

              (ii)   the expiry of such Letter; and

              (iii) (where the contingent liability under such Letter is less than the face amount thereof), all amounts possibly payable under such Letter have been paid;

an amount equal to any excess of the amount received by the Issuing Lender hereunder in respect of its contingent liability under such Letter over the total of amounts applied to reimburse the Issuing Lender for amounts paid by it under or in connection with such Letter (the Issuing Lender having the right to so appropriate such funds).

13.3   REMEDIES CUMULATIVE

       The Borrowers expressly agree that the rights and remedies of the Administrative Agent and the Lenders under this agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by the Administrative Agent or any Lender of any right or remedy for a default or breach of any term, covenant or condition in this agreement does not waive, alter, affect or prejudice any other right or remedy to which the Administrative Agent or such Lender may be lawfully entitled for the same default or breach. Any waiver by the Administrative Agent with the approval of the Majority Lenders or all of the Lenders in accordance with
Section 14.14 of the strict observance, performance or compliance with any term, covenant or condition of this agreement is not a waiver of any subsequent default and any indulgence by the Lenders with respect to any failure to strictly observe, perform or comply with any term, covenant or condition of this agreement is not a waiver of the entire term, covenant or condition or any subsequent default. No failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its further exercise or the exercise of any other power or right.

13.4   SET-OFF

       In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, the Administrative Agent and each Lender is authorized, at any time that an Event of Default and has occurred and is continuing without notice to the Borrowers or to any other person, any such notice being expressly waived by the Borrowers, to set-off, appropriate and apply any and all deposits, matured or unmatured, general or special, and any other indebtedness at any time held by or owing by the Administrative Agent or such Lender, as the case may be, to or for the credit of or the account of the Borrowers against and on account of the obligations and liabilities of the Borrowers which are due and payable to the Administrative Agent or such Lender, as the case may be, under the Finance Documents.

                                   ARTICLE 14
                            THE ADMINISTRATIVE AGENT

14.1   APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT

       Each Lender hereby appoints and authorizes, and hereby agrees that it will require any assignee of any of its interests in the Credit Documents (other than the holder of a participation in its interests herein or therein) to appoint and authorize the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by such Lender by the terms hereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any of the Lenders for any action taken or omitted to be taken by it or them thereunder or in connection therewith, except for its own gross negligence or wilful misconduct and each Lender hereby acknowledges that the Administrative Agent is entering into the provisions of this Section 14.1 on its own behalf and as agent and trustee for its directors, officers, employees and agents.

14.2   INTEREST HOLDERS

       The Administrative Agent may treat each Lender set forth in Schedule A hereto or the person designated in the last notice delivered to it under Section
15.5 as the holder of all of the interests of such Lender under the Credit Documents.

14.3   CONSULTATION WITH COUNSEL

       The Administrative Agent may consult with legal counsel selected by it as counsel for the Administrative Agent and the Lenders and shall not be liable for any action taken or not taken or suffered by it in good faith and in accordance with the advice and opinion of such counsel.

14.4   DOCUMENTS

       The Administrative Agent shall not be under any duty to the Lenders to examine, enquire into or pass upon the validity, effectiveness or genuineness of the Credit Documents or any instrument, document or communication furnished pursuant to or in connection with the Credit Documents and the Administrative Agent shall, as regards the Lenders, be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

14.5   ADMINISTRATIVE AGENT AS LENDER

       With respect to those portions of the Credit Facility made available by it, the Administrative Agent shall have the same rights and powers under the Credit Documents as any other Lender and may exercise the same as though it were not the Administrative Agent. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers and their Affiliates and persons doing business with the Borrowers and/or any of their Affiliates as if it were not the Administrative Agent and without any obligation to account to the Lenders therefor.

14.6   RESPONSIBILITY OF ADMINISTRATIVE AGENT

       The duties and obligations of the Administrative Agent to the Lenders under the Credit Documents are only those expressly set forth herein. The Administrative Agent shall not have any duty to the Lenders to investigate whether a Default or an Event of Default has occurred. The Administrative Agent shall, as regards the Lenders, be entitled to assume that no Default or Event of Default has occurred and is continuing unless the Administrative Agent has actual knowledge or has been notified by a Borrower of such fact or has been notified by a Lender that such Lender considers that a Default or Event of Default has occurred and is continuing, such notification to specify in detail the nature thereof.

14.7   ACTION BY ADMINISTRATIVE AGENT

       The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it on behalf of the Lenders by and under this agreement; provided, however, that the Administrative Agent shall not exercise any rights under
Section 13.1 or under the Guarantees, the Borrower Guarantees or the Security Documents or expressed to be on behalf of or with the approval of the Majority Lenders without the request, consent or instructions of the Majority Lenders. Furthermore, any rights of the Administrative Agent expressed to be on behalf of or with the approval of the Majority Lenders shall be exercised by the Administrative Agent upon the request or instructions of the Majority Lenders. The Administrative Agent shall incur no liability to the Lenders under or in respect of any of the Credit Documents with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or wilful misconduct. The Administrative Agent shall in all cases be fully protected in acting or refraining from acting under any of the Credit Documents in accordance with the instructions of the Majority Lenders and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders. In respect of any notice by or action taken by the Administrative Agent hereunder, the Borrowers shall at no time be obliged to enquire as to the right or authority of the Administrative Agent to so notify or act.

14.8   NOTICE OF EVENTS OF DEFAULT

       In the event that the Administrative Agent shall acquire actual knowledge or shall have been notified of any Default or Event of Default, the Administrative Agent shall promptly notify the Lenders and shall take such action and assert such rights under Section 13.1 of this agreement and under the other Credit Documents as the Majority Lenders shall request in writing and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail for five Banking Days after receipt of the notice of any Default or Event of Default to request the Administrative Agent to take such action or to assert such rights under any of the Credit Documents in respect of such Default or Event of Default, the Administrative Agent may, but shall not be required to, and subject to subsequent specific instructions from the Majority Lenders, take such action or assert such rights (other than rights under Section 13.1 of this agreement or under the other Credit Documents and other than giving an express waiver of any Default or any Event of Default) as it deems in its discretion to be advisable for the protection of the Lenders except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such rights, in no event shall the Administrative Agent act contrary to such instructions unless required by law to do so.

14.9   RESPONSIBILITY DISCLAIMED

       The Administrative Agent shall be under no liability or responsibility whatsoever as agent hereunder:

       (a) to any Borrower or any other Person as a consequence of any failure or delay in the performance by, or any breach by, any Lender or Lenders of any of its or their obligations under any of the Credit Documents;

       (b) to any Lender or Lenders as a consequence of any failure or delay in performance by, or any breach by, any Borrower of any of its obligations under any of the Credit Documents; or

       (c) to any Lender or Lenders for any statements, representations or warranties in any of the Credit Documents or in any other documents contemplated thereby or in any other information provided pursuant to any of the Credit Documents or any other documents contemplated thereby or for the validity, effectiveness, enforceability or sufficiency of any of the Credit Documents or any other document contemplated thereby.

14.10  INDEMNIFICATION

       The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers) in their respective Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any of the Credit Documents or any other document contemplated thereby or any action taken or omitted by the Administrative Agent under any of the Credit Documents or any document contemplated thereby, except that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent.

14.11  CREDIT DECISION

       Each Lender represents and warrants to the Administrative Agent that:

       (a) in making its decision to enter into this agreement and to make its Pro Rata Share of the Credit Facility available to the Borrowers, it is independently taking whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrowers and that it has made an independent credit judgment without reliance upon any information furnished by the Administrative Agent; and

       (b) so long as any portion of a the Credit Facility is being utilized by the Borrowers, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrowers.

14.12  SUCCESSOR ADMINISTRATIVE AGENT

       Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may, with the prior written consent of the Borrowers (which consent shall not be required for so long as an Event of Default has occurred and is continuing), resign at any time by giving 30 days written notice thereof to the Borrowers and the Lenders. Upon any such resignation, the Majority Lenders, with the prior written consent of the Borrowers (which consent shall not be required (x) if the successor Administrative Agent is an Affiliate or Subsidiary of the Administrative Agent on the date hereof or (y) for so long as an Event of Default has occurred and is continuing), shall have the right to appoint a successor Administrative Agent who shall be one of the Lenders unless none of the Lenders wishes to accept such appointment. If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment by the time of such resignation, then the retiring Administrative Agent may, on behalf of the Lenders and with the prior written consent of the Borrowers (which consent shall not be required for so long as an Event of Default has occurred and is continuing), appoint a successor Administrative Agent which shall be a bank organized under the laws of Canada which has combined capital and reserves in excess of Cdn. $250,000,000 and has an office in Toronto. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent (in its capacity as Administrative Agent but not in its capacity as a Lender) and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (in its capacity as Administrative Agent but not in its capacity as a Lender). After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, provisions of this
Article 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

14.13  DELEGATION BY ADMINISTRATIVE AGENT

       With the prior approval of the Majority Lenders, the Administrative Agent shall have the right to delegate any of its duties or obligations hereunder as Administrative Agent to any Affiliate of the Administrative Agent so long as the Administrative Agent shall not thereby be relieved of such duties or obligations.

14.14  WAIVERS AND AMENDMENTS

       (a) Subject to Sections 14.14(b) and (c), any term, covenant or condition of any of the Credit Documents may only be amended with the prior consent of the Borrowers and the Majority Lenders or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Majority Lenders and in any such event the failure to observe, perform or discharge any such covenant, condition or obligation, so amended or waived (whether such amendment is executed or such consent or waiver is given before or after such failure), shall not be construed as a breach of such covenant, condition or obligation or as a Default or Event of Default.

       (b) Notwithstanding Section 14.14(a), without the prior written consent of each Lender, no such amendment or waiver shall directly:

              (i) increase the amount of the Credit Facility or the amount of the Individual Commitment of any Lender with respect to the Credit Facility;

              (ii)   extend the Maturity Date;

              (iii) extend the time for the payment of interest on Loans, forgive any portion of principal thereof, reduce the stated rate of interest thereon or amend the requirement of pro rata application of all amounts received by the Administrative Agent in respect of the Credit Facility;

              (iv) change the percentage of the Lenders' requirement to constitute the Majority Lenders or otherwise amend the definition of Majority Lenders;

              (v) reduce the stated amount or postpone the date for payment of any fees or other amount to be paid pursuant to Article 7 or Article 8 of this agreement;

              (vi)   permit any subordination of any of the Secured Obligations;

              (vii) release, discharge or amend the joint and several covenant of the Borrowers hereunder, release or discharge any of the Security Documents or the Security or any of the Guarantees, in whole or in part, or release any of the Secured Assets from the Security, in whole or in part; or

              (viii) alter the terms of this Section 14.14.

       (c) No amendment to or waiver of any provision hereof to the extent it affects the rights or obligations of the Administrative Agent shall be effective without the prior written consent of the Administrative Agent.

       (d) Without the prior written consent of the Issuing Lender, no amendment to or waiver of Article 14 or any other provision hereof to the extent it affects the rights or obligations of the Issuing Lender shall be effective.

14.15  DETERMINATION BY ADMINISTRATIVE AGENT CONCLUSIVE AND BINDING

       Any determination to be made by the Administrative Agent on behalf of or with the approval of the Lenders or the Majority Lenders under this agreement shall be made by the Administrative Agent in good faith and, if so made, shall be binding on all parties, absent manifest error.

14.16  ADJUSTMENTS AMONG LENDERS AFTER ACCELERATION

       (a) The Lenders agree that, at any time after all indebtedness of the Borrowers to the Lenders pursuant hereto has become immediately due and payable pursuant to Section 13.1 or after the cancellation or termination of the Credit Facility, they will at any time or from time to time upon the request of any Lender through the Administrative Agent purchase portions of the availments made available by the other Lenders which remain outstanding, and make any other adjustments which may be necessary or appropriate, in order that the amounts of the availments made available by the respective Lenders which remain outstanding, as adjusted pursuant to this Section 14.16, will be in the same proportions as their respective Pro Rata Shares thereof with respect to the Credit Facility immediately prior to such acceleration, cancellation or termination.

       (b) The Lenders agree that, at any time after all indebtedness of the Borrowers to the Lenders pursuant hereto has become immediately due and payable pursuant to Section 13.1 or after the cancellation or termination of the Credit Facility, the amount of any repayment made by the Borrowers under this agreement, and the amount of any proceeds of the exercise of any rights or remedies of the Lenders under the Credit Documents, which are to be applied against amounts owing hereunder as principal, will be so applied in a manner such that to the extent possible, the availments made available by the respective Lenders which remain outstanding, after giving effect to such application, will be in the same proportions as their respective Pro Rata Shares thereof with respect to the Credit Facility immediately prior to the cancellation of termination thereof immediately prior to such acceleration, cancellation or termination.

       (c) For greater certainty, the Lenders acknowledge and agree that without limiting the generality of the provisions of Section 14.16(a) and (b), such provisions will have application if and whenever any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, compensation, or otherwise), other than as a result of the netting of exposures of a Lender under

              Hedging Agreements as contemplated in Section 14.19(c), on account of any monies owing or payable by a Borrower to it under the Finance Documents in excess of its pro rata share of payments on account of monies owing by such Borrower to all the Finance Parties thereunder.

       (d) Each Borrower agrees to be bound by and to do all things necessary or appropriate to give effect to any and all purchases and other adjustments made by and between the Lenders pursuant to this
              Section 14.16.

14.17  REDISTRIBUTION OF PAYMENT

       If a Lender shall receive payment of a portion of the aggregate amount of principal and interest due to it hereunder which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due in respect of the Credit Facility (having regard to the respective Individual Commitments of the Lenders), the Lender receiving such proportionately greater payment shall purchase a participation (which shall be deemed to have been done simultaneously with receipt of such payment) in that portion of the aggregate outstanding credit of the other Lender or Lenders so that the respective receipts shall be pro rata to their respective participation in the credits; provided, however, that if all or part of such proportionately greater payment received by such purchasing Lender shall be recovered from the relevant Borrower, such purchase shall be rescinded and the purchase price paid for such participation shall be returned by such selling Lender or Lenders to the extent of such recovery, but without interest.

14.18  DISTRIBUTION OF NOTICES

       Except as otherwise expressly provided herein, promptly after receipt by the Administrative Agent of any notice or other document which is delivered to the Administrative Agent hereunder on behalf of the Lenders, the Administrative Agent shall provide a copy of such notice or other document to each of the Lenders.

14.19  DETERMINATION OF EXPOSURES

       Prior to any distribution of Cash Proceeds of Realization to the Lenders, the Administrative Agent shall request each Lender to provide to the Administrative Agent a written calculation of such Lender's Exposure, each such calculation to be certified true and correct by the Lender providing same. Each Lender shall so provide such calculation within two Banking Days following the request of the Administrative Agent. Any such calculation provided by a particular Lender which is approved by the Administrative Agent shall, absent manifest error, constitute PRIMA FACIE evidence of such Lender's Exposure at such time. If the Administrative Agent does not approve any such calculation provided by a particular Lender, the Administrative Agent and such Lender shall, expeditiously and in good faith, make a determination of such Lender's Exposure which the Administrative Agent approves. With respect to each determination of the Exposure of the Lenders, the Administrative Agent shall promptly notify the Lenders. For the purposes of determining a particular Lender's Exposure as of a particular date:

       (a) the Exposure of a Lender under this agreement and the Security Documents shall be the aggregate amount (expressed in United States dollars) owing to such Lender thereunder on such date;

       (b) the Exposure of a Lender in respect of a cash management agreement shall be the amount (expressed in United States dollars) which would be owing by the relevant Borrower thereunder on such date if such agreement was terminated on such date; and

       (c) the Exposure of a Lender in respect of Hedging Agreements shall be measured as the net exposure of such Lender under all Hedging Agreements with all Borrowers to which such Lender is a party, being the aggregate exposure of such Lender thereunder less the aggregate exposure of the Borrowers thereunder; the exposure of party to a Hedging Agreement shall be, in the case of a Hedging Agreement which has not been terminated as of such date, the total amount which such party would be obligated to pay to the other party under such Hedging Agreement in the event of the early termination by such other party as of such date of such Hedging Agreement as a result of the occurrence of a default or event of default (however specified or designated) with respect to such party thereunder or, in the case of a Hedging Agreement which has been terminated as of such date, the total amount which such party is obligated to pay to the other party under such Hedging Agreement, in each case expressed in United States dollars.

14.20  DECISION TO ENFORCE SECURITY

       The Security shall become enforceable as provided in Article 13 or, after the Termination Date, as provided in the Secured Risk Management Agreements. Upon the Security becoming enforceable as aforesaid, the Administrative Agent shall promptly so notify each of the Lenders. Any Lender may thereafter provide the Administrative Agent with a written request to enforce the Security. Forthwith after the receipt of such a request, the Administrative Agent shall seek the instructions of the Majority Lenders as to whether the Security should be enforced and the manner in which the Security should be enforced. In seeking such instructions, the Administrative Agent shall submit a specific proposal to the Lenders. The Administrative Agent shall promptly notify the Lenders of all instructions and approvals of the Majority Lenders.

14.21  ENFORCEMENT

       The Administrative Agent reserves the sole right to enforce, or otherwise deal with, the Security and to deal with the Obligors in connection therewith; provided, however, that the Administrative Agent shall so enforce, or otherwise deal with, the Security as the Majority Lenders shall instruct.

14.22  APPLICATION OF CASH PROCEEDS OF REALIZATION

       (a) All Proceeds of Realization not in the form of cash shall be forthwith delivered to the Administrative Agent and disposed of, or realized upon, by the Administrative Agent in such manner as the Majority Lenders may approve so as to produce Cash Proceeds of Realization.

       (b) Subject to the claims, if any, of secured creditors of the Obligors whose security ranks in priority to the Security, all Cash Proceeds of Realization shall be applied and distributed, and the claims of the Lenders shall be deemed to have the relative priorities which would result in the Cash Proceeds of Realization being applied and distributed, as follows:

              (i) firstly, to the payment of all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including, without limitation, all legal fees and disbursements) in the exercise of all or any of the powers granted to it hereunder or under the Security Documents or the Guarantees and in payment of all of the remuneration of any Receiver and all costs and expenses properly incurred by such Receiver (including, without limitation, all legal fees and disbursements) in the exercise of all or any powers granted to it under the Security Documents;

              (ii) secondly, in payment of all amounts of money borrowed or advanced by the Administrative Agent or such Receiver pursuant to the Security Documents and any interest thereon;

              (iii) thirdly, to the payment or prepayment of the Secured Obligations (including holding as cash collateral to be applied against Secured Obligations which have not then matured) to the Finance Parties pro rata in accordance with their relative Exposures; and

              (iv) the balance, if any, to the Borrowers or otherwise in accordance with applicable law.

14.23  SECURITY DOCUMENTS

       As continuing collateral security for the Secured Obligations, the Borrowers shall, and shall cause the Guarantors to, execute and deliver the Guarantees and the Security Documents. The Guarantees and the Security Documents shall be entered into in favour of the Administrative Agent for the rateable benefit of the Finance Parties. The Administrative Agent declares that it shall hold the Security, the Secured Assets charged by the Security Documents and the rights granted to it under the Credit Documents for its own benefit and in its capacity as agent for the rateable benefit of each Finance Party.

14.24  [INTENTIONALLY DELETED]

14.25  SURVIVAL

       The provisions of this Article 14 and all other provisions of this agreement which are necessary to give effect to each of the provisions of this
Article 14 shall survive the Termination Date until such time as both the Termination Date and the Maturity Date have occurred.

14.26  DISCHARGE OF SECURITY

       The Security shall terminate on the later to occur of the Termination Date and the Maturity Date unless the Security has become enforceable in accordance with Section 14.20 at or prior to such time, in which case the Security shall terminate when the Secured Obligations have been fully satisfied. Upon the Security terminating, the Administrative Agent shall execute and deliver, at the sole expense of the Borrowers, all such discharges and releases as the Borrowers may reasonably require to give effect thereto.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1   NOTICES

       All notices and other communications provided for herein shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by telefacsimile, charges prepaid, at or to the applicable addresses or telefacsimile numbers, as the case may be, set out opposite the parties name on the signature page hereof or at or to such other address or addresses, telefacsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Banking Day and such delivery received before 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the Banking Day next following such date of delivery. Any communication which is transmitted by telefacsimile as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Banking Day and such transmission was received before 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the Banking Day next following such date of transmission.

15.2   SEVERABILITY

       Any provision hereof which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

15.3   COUNTERPARTS

       This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

15.4   SUCCESSORS AND ASSIGNS

       This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

15.5   ASSIGNMENT

       (a) Neither the Credit Documents nor the benefit thereof may be assigned by any Borrower.

       (b) A Lender may at any time sell to one or more other persons ("Participants") participating interests in any credit outstanding hereunder, any commitment of the Lender hereunder or any other interest of the Lender hereunder. In the event of any such sale by a Lender of a participating interest to a Participant, the Lender's obligations under this agreement to the relevant Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof and the relevant Borrower shall continue to be obligated to the Lender in connection with the Lender's rights under this agreement. Each Borrower agrees that if amounts outstanding under this agreement are due and unpaid, or shall have been declared to be or shall have become due and payable upon the occurrence of an Event of Default, or any Default which might mature into an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this agreement to the same extent as if the amount of its participating interest were owing directly to it as the relevant Lender under this agreement. Each Borrower also agrees that each Participant shall be entitled to the benefits of Article 8 with respect to its participation hereunder; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Article than the Lender would have been entitled to receive in respect of the amount of the participation transferred by the Lender to such Participant had no such transfer occurred.

       (c) With the prior written consent of the Issuing Lender and of the Administrative Agent, a Lender may at any time sell all or any part of its rights and obligations under the Credit Documents (but not less than $5,000,000) to one or more Persons ("Purchasing Lenders"), provided that such consent is not required in the case of the sale by a Schedule II Lender to its Affiliate that is listed in Schedule III to the BANK ACT (Canada) and further provided that any Lender which comprises both a Canadian Lender and a U.S. Lender may only sell all or any part of its rights and obligations under the Credit Documents to a Purchasing Lender which comprises both a Canadian Lender and a U.S. Lender. Upon such sale, the Lender shall, to the extent of such sale, be released from its obligations under the Credit Documents (subject always to its continuing obligations under Section 9.5) and each of the Purchasing Lenders shall become a party to the Credit Documents to the extent of the interest so purchased. Any such assignment by a Lender shall not be effective unless and until such Lender has paid to the Administrative Agent an assignment fee in the amount of $3,500 for each Purchasing Lender, unless and until the Purchasing Lender has executed an instrument substantially in the form of Schedule C hereto whereby the Purchasing Lender has agreed to be bound by the terms of the Credit Documents as a Lender and has agreed to specific Individual Commitments and a specific address and telefacsimile number for the purpose of notices as provided in Section 15.1, unless and until the requisite consents to such assignment have been obtained, unless and until a copy of a fully executed copy of such instrument has been delivered to each of the Administrative Agent and the Borrowers. Upon any such assignment becoming effective, Schedule A hereto shall be deemed to be amended to include the Purchasing Lender as a Lender with the specific Individual Commitment, address and telefacsimile number as aforesaid and the Individual Commitment of the Lender making such assignment shall be deemed to be reduced by the amount of the Individual Commitment of the Purchasing Lender.

       (d) Each Borrower authorizes the Administrative Agent and the Lenders to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee and authorizes each of the Lenders to disclose to any other Lender any and all financial information in their possession concerning such Borrower which has been delivered to them by or on behalf of the Borrowers pursuant to this agreement or which has been delivered to them by or on behalf of the Borrowers in connection with their credit evaluation of the Companies prior to becoming a party to this agreement, so long as any such Transferee agrees not to disclose any confidential, non-public information to any person other than its non-brokerage affiliates, employees, accountants or legal counsel, unless required by law.

15.6   ENTIRE AGREEMENT

       This agreement and the agreements referred to herein and delivered pursuant hereto (including, without limitation, the Fee Letters) constitute the entire agreement between the parties hereto and supersede any prior agreements, undertakings, declarations, representations and understandings, both written and verbal, in respect of the subject matter hereof.

15.7   FURTHER ASSURANCES

       The Borrowers shall from time to time and at all times hereafter, upon every reasonable request of the Administrative Agent, make, do, execute, and deliver or cause to be made, done, executed and delivered all such further acts, deeds, assurances and things as may be necessary in the opinion of the Administrative Agent for more effectually perfecting the Security and implementing and carrying out the true intent and meaning of the Credit Documents or any agreement delivered pursuant thereto and such additional Security Documents in connection with the property, assets and undertakings of the Obligors, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may from time to time reasonably request, to ensure (i) each Guarantor has executed and delivered a Guarantee and Security Documents,
(ii) the property, assets and undertakings of each Obligor are subject to a Lien in favour of the Administrative Agent pursuant to one or more Security Documents to the extent provided in the Security Documents and (iii) the intended first ranking priority of such Liens.

15.8   JUDGMENT CURRENCY

       (a) If, for the purpose of obtaining or enforcing judgment against any Borrower in any court in any jurisdiction, it becomes necessary to convert into a particular currency (such currency being hereinafter in this Section 15.8 referred to as the

              "Judgment Currency") an amount due in another currency (such other currency being hereinafter in this Section 15.8 referred to as the "Indebtedness Currency") under this agreement, the conversion shall be made at the rate of exchange prevailing on the Banking Day immediately preceding:

              (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

              (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this
                     Section 15.8(a)(ii) being hereinafter in this Section 15.8 referred to as the "Judgment Conversion Date").

       (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 15.8(a)(ii), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Borrowers shall pay to the appropriate judgment creditor or creditors such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Indebtedness Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

       (c) Any amount due from the Borrowers under the provisions of Section 15.8(b) shall be due to the appropriate judgment creditor or creditors as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this agreement.

       (d) The term "rate of exchange" in this Section 15.8 means the noon spot rate of exchange for Canadian interbank transactions applied in converting the Indebtedness Currency into the Judgment Currency published by the Bank of Canada for the day in question.

15.9   NOTICE OF REMEDIES

       Each Borrower is personally obligated and fully liable for all amounts due by it under this agreement. The Administrative Agent, the Lenders or any of them has the right to sue on this agreement and obtain a personal judgment against the Borrowers or any of them for satisfaction of the amount due hereunder either before or after a judicial foreclosure of the Fort Knox Deposit Deed of Trust, the Ryan Lode Deposit Deed of Trust, the True North Deposit Deed of Trust or any of them (as the same are described in Schedule K) under Alaska Statutes 09.45.170-09.45.220.

15.10  WAIVERS OF JURY TRIAL

       THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERLAIM THEREIN.

       IN WITNESS WHEREOF the parties hereto have executed and delivered this agreement on the date first written above.

Kinross Gold Corporation                                  KINROSS GOLD CORPORATION
52nd  Floor, Scotia Plaza
40 King Street West
Toronto, Ontario  M5H 2Y2
                                                          By: /s/
                                                              ------------------------------------------------------
Attention:        Brian Penny, Vice-President and
                  Chief Financial officer and
                  Chris Hill, Vice-President and
                  Treasurer                               By:
                                                              ------------------------------------------------------

Telefax:          (416) 363-6622



Kinross Gold U.S.A., Inc.                                 KINROSS GOLD U.S.A., INC.
c/o Kinross Gold Corporation
52nd Floor, Scotia Plaza
40 King Street West
Toronto, Ontario  M5H 2Y2
                                                          By: /s/
                                                              ------------------------------------------------------
Attention:        Brian Penny, Vice-President and
                  Chief Financial Officer and
                  Chris Hill, Vice-President and
                  Treasurer                               By:
                                                              ------------------------------------------------------

Telefax:          (416) 363-6622
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

Fairbanks Gold Mining, Inc.                               FAIRBANKS GOLD MINING, INC.
c/o Kinross Gold Corporation
52nd  Floor, Scotia Plaza
40 King Street West
Toronto, Ontario  M5H 2Y2
                                                          By: /s/
                                                              ------------------------------------------------------
Attention:        Brian Penny, Vice-President
                  and Chief Financial Officer and
                  Chris Hill, Vice-President and
                  Treasurer                               By:
                                                              ------------------------------------------------------

Telefax:          (416) 363-6622



Round Mountain Gold Corporation                           ROUND MOUNTAIN GOLD CORPORATION
c/o Kinross Gold Corporation
52nd Floor, Scotia Plaza
40 King Street West                                       By: /s/
Toronto, Ontario  M5H 2Y2                                     ------------------------------------------------------

Attention:        Brian Penny, Vice-President
                  and Chief Financial Officer and
                  Chris Hill, Vice-President and          By:
                  Treasurer                                   ------------------------------------------------------

Telefax:          (416) 363-6622
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

The Bank of Nova Scotia                                   THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT
Corporate Banking - Loan Syndications
40 King St. West - 62nd Floor
Toronto, Ontario  M5W 2X6

Attention:        Managing Director                       By: /s/
                                                              ------------------------------------------------------

Telefax:          (416) 866-2009

with a copy to:                                           By:
                                                              ------------------------------------------------------

Attention:        Managing Director

Telefax:          (416) 866-3329



The Bank of Nova Scotia                                   THE BANK OF NOVA SCOTIA, AS CANADIAN LENDER
Corporate Banking - Mining
Scotia Plaza, 62nd Floor
40 King Street West
Toronto, Ontario  M5W 2X6                                 By: /s/
                                                              ------------------------------------------------------

Attention:        Managing Director

Telefax:          (416) 866-2009                          By:
                                                              ------------------------------------------------------



The Bank of Nova Scotia                                   THE BANK OF NOVA SCOTIA
Atlanta Agency                                            (ATLANTA AGENCY), AS U.S. LENDER
600 Peachtree St. N.E.
Atlanta, Georgia 30308                                    By: /s/
                                                              ------------------------------------------------------

Attention:        Managing Director

Telefax:          (404) 888-8995                          By:
                                                              ------------------------------------------------------
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

Societe Generale (Canada)                                 SOCIETE GENERALE (CANADA), AS CANADIAN LENDER
1501 McGill College Ave.
Suite 1800
Montreal, Quebec H3A 3M8

Attention:        Director                                By: /s/
                                                              ------------------------------------------------------

Telefax:          (514) 841-6257

                                                          By:
                                                              ------------------------------------------------------



Societe Generale                                          SOCIETE GENERALE, AS U.S. LENDER
1221 Avenue of the Americas
New York, New York 10020

Attention:        Director                                By: /s/
                                                              ------------------------------------------------------

Telefax:          (212) 278-5675

                                                          By:
                                                              ------------------------------------------------------
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

JPMorgan Chase Bank                                       JPMORGAN CHASE BANK, AS U.S. LENDER
200 Bay Street, Suite 1800
Royal Bank Plaza, South Tower
Toronto, Ontario M5J 2J2

Attention:        Vice President                          By: /s/
                                                              ------------------------------------------------------

Telefax:          (416) 981-9138

                                                          By:
                                                              ------------------------------------------------------
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

NM Rothschild & Sons Limited                              NM ROTHSCHILD & SONS LIMITED, AS U.S. LENDER
2150 Republic Plaza
370 Seventeenth Street
Denver, Colorado 80202

Attention:        Director                                By: /s/
                                                              ------------------------------------------------------

Telefax:          (303) 607-0998

                                                          By:
                                                              ------------------------------------------------------
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

HSBC Bank USA                                             HSBC BANK USA, AS U.S. LENDER
452 Fifth Avenue
New York, New York 10018

Attention:        Vice President                          By: /s/
                                                              ------------------------------------------------------

Telefax:          (212) 525-6581

                                                          By:
                                                              ------------------------------------------------------
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

Royal Bank of Canada                                      ROYAL BANK OF CANADA, AS U.S. LENDER
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404

Attention:        Manager                                 By: /s/
                                                              ------------------------------------------------------

Telefax:          (212) 428-2319

                                                          By:
                                                              ------------------------------------------------------
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

Commerzbank International S.A.                            COMMERZBANK INTERNATIONAL S.A., AS U.S. LENDER
11, rue Notre-Dame
L-2013 Luxembourg

Attention:        Vice President                          By: /s/
                                                              ------------------------------------------------------

Telefax:          00352 477 911 386

                                                          By:
                                                              ------------------------------------------------------
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

Australia and New Zealand                                 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, AS U.S.
Banking Group Limited                                     LENDER
1177 Avenue of the Americas
New York, New York, 10036

Attention:        Vice President                          By: /s/
                                                              ------------------------------------------------------

Telefax:          (212) 556-4825

                                                          By:
                                                              ------------------------------------------------------
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